Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 6/30/16

Item 1. Schedule of Investments.
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Janus Asia Equity Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Contract Amounts		Value
Common Stocks – 94.5%
Airlines – 1.6%
China Eastern Airlines Corp., Ltd.*	80,000	$40,164
Spring Airlines Co., Ltd.ß	12,700	91,678
		131,842
Auto Components – 0.7%
Hyundai Mobis Co., Ltd.	257	56,280
Automobiles – 5.8%
Astra International Tbk PT	143,700	81,018
Chongqing Changan Automobile Co., Ltd. - Class B	104,400	146,213
Great Wall Motor Co., Ltd. - Class H	70,500	59,033
Hyundai Motor Co.	733	86,847
Mahindra & Mahindra, Ltd.	2,649	56,321
Yulon Motor Co., Ltd.	51,000	43,452
		472,884
Capital Markets – 1.8%
CITIC Securities Co., Ltd. - Class H	40,000	88,104
Haitong International Securities Group, Ltd.	96,359	58,520
		146,624
Commercial Banks – 11.7%
Axis Bank, Ltd.	10,564	84,042
Bangkok Bank PCL (NVDR)	7,700	34,875
Bank Mandiri Persero Tbk PT	90,500	65,619
Bank of China, Ltd. - Class H	106,000	42,401
BOC Hong Kong Holdings, Ltd.	16,500	49,773
China Construction Bank Corp. - Class H	279,000	185,417
DBS Group Holdings, Ltd.	12,300	144,952
Hana Financial Group, Inc.	4,561	92,668
Industrial & Commercial Bank of China, Ltd. - Class H	233,000	129,439
Metropolitan Bank & Trust Co.	30,354	58,445
Shinhan Financial Group Co., Ltd.	2,350	77,606
		965,237
Construction & Engineering – 0.8%
13 Holdings, Ltd.*	102,371	35,667
Voltas, Ltd.	6,201	29,750
		65,417
Construction Materials – 0.4%
BBMG Corp. - Class H	121,844	36,717
Diversified Telecommunication Services – 1.7%
China Telecom Corp., Ltd. - Class H	81,894	36,652
KT Corp.	1,690	43,524
Singapore Telecommunications, Ltd.	19,000	58,769
		138,945
Electric Utilities – 2.3%
Power Grid Corp. of India, Ltd.	45,934	111,354
Tenaga Nasional Bhd	23,100	80,880
		192,234
Electrical Equipment – 0.4%
Finolex Cables, Ltd.	5,767	31,281
Electronic Equipment, Instruments & Components – 6.2%
AAC Technologies Holdings, Inc.	5,500	47,271
Chroma ATE, Inc.	20,000	47,525
Delta Electronics, Inc.	11,577	56,554
Hangzhou Hikvision Digital Technology Co., Ltd.ß	23,850	77,589
Hon Hai Precision Industry Co., Ltd.	49,577	127,571
Largan Precision Co., Ltd.	1,000	92,813
WPG Holdings, Ltd.	52,000	60,560
		509,883
Food Products – 0.9%
San Miguel Pure Foods Co., Inc.	15,985	71,463
Health Care Providers & Services – 0.6%
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	22,100	49,045
Hotels, Restaurants & Leisure – 0.9%
Genting Malaysia Bhd	37,300	41,234
Melco International Development, Ltd.	37,000	34,778
		76,012
Household Durables – 1.7%
Midea Group Co., Ltd. - Class Aß	39,450	141,771
Independent Power and Renewable Electricity Producers – 1.1%
Beijing Jingneng Clean Energy Co., Ltd. - Class H	279,021	91,360

Shares or Contract Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 2.4%
CK Hutchison Holdings, Ltd.	5,840	$64,272
Seibu Holdings, Inc.	6,669	112,617
Shun Tak Holdings, Ltd.	67,500	21,401
		198,290
Information Technology Services – 1.5%
Cognizant Technology Solutions Corp. - Class A*	1,825	104,463
Samsung SDS Co., Ltd.	135	16,827
		121,290
Insurance – 5.3%
AIA Group, Ltd.	29,600	178,372
Cathay Financial Holding Co., Ltd.	47,000	51,399
China Life Insurance Co., Ltd. - Class H	38,000	81,886
Hyundai Marine & Fire Insurance Co., Ltd.	1,791	45,493
Ping An Insurance Group Co. of China, Ltd. - Class H	18,500	81,852
		439,002
Internet & Catalog Retail – 1.1%
Ctrip.com International, Ltd. (ADR)*,#	998	41,118
JD.com, Inc. (ADR)*	2,279	48,383
		89,501
Internet Software & Services – 8.5%
Alibaba Group Holding, Ltd. (ADR)*,#	2,303	183,158
Baidu, Inc. (ADR)*	473	78,116
NAVER Corp.	136	84,583
Tencent Holdings, Ltd.	15,600	355,408
		701,265
Leisure Products – 0.2%
Goodbaby International Holdings, Ltd.	44,000	20,312
Marine – 1.4%
First Steamship Co., Ltd.	141,411	35,778
Orient Overseas International, Ltd.	22,500	77,457
		113,235
Metals & Mining – 1.5%
Baoshan Iron & Steel Co., Ltd. - Class Aß	48,900	35,784
Hindustan Zinc, Ltd.	11,989	32,251
Hyundai Steel Co.	1,398	56,345
		124,380
Multiline Retail – 0.6%
Lifestyle International Holdings, Ltd.	31,000	51,997
Oil, Gas & Consumable Fuels – 2.5%
China Petroleum & Chemical Corp. - Class H	90,400	65,217
PetroChina Co., Ltd. - Class H	122,000	82,981
Reliance Industries, Ltd.	3,768	54,295
		202,493
Pharmaceuticals – 2.7%
Lupin, Ltd.	1,182	27,029
Yunnan Baiyao Group Co., Ltd. - Class Aß	20,300	196,954
		223,983
Real Estate Management & Development – 5.4%
Belle Corp.	621,121	44,721
Central China Real Estate, Ltd.	298,440	56,660
Century Properties Group, Inc.	3,806,102	41,282
Cheung Kong Property Holdings, Ltd.	6,447	40,583
China Overseas Land & Investment, Ltd.	14,000	44,680
China Vanke Co., Ltd. - Class Aß	14,900	36,368
CSI Properties, Ltd.	1,920,000	68,203
Siam Future Development PCL	284,200	48,242
Sun Hung Kai Properties, Ltd.	5,000	60,242
		440,981
Semiconductor & Semiconductor Equipment – 7.2%
Hua Hong Semiconductor, Ltd. (144A)	73,260	68,857
SK Hynix, Inc.	3,569	101,460
Taiwan Semiconductor Manufacturing Co., Ltd.	83,000	419,708
		590,025
Software – 0.5%
Nexon Co., Ltd.	2,600	38,201
Specialty Retail – 1.9%
L'Occitane International SA	18,956	38,759
PC Jeweller, Ltd.	19,825	113,407
		152,166
Technology Hardware, Storage & Peripherals – 6.1%
Catcher Technology Co., Ltd.	6,000	44,792
Samsung Electronics Co., Ltd.	368	458,207
		502,999

Shares or Contract Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.6%
Belle International Holdings, Ltd.	78,000	$45,975
Thrifts & Mortgage Finance – 2.5%
Housing Development Finance Corp., Ltd.	4,473	83,468
LIC Housing Finance, Ltd.	16,684	122,825
		206,293
Tobacco – 0.6%
ITC, Ltd.	8,768	47,762
Transportation Infrastructure – 1.0%
Shanghai International Airport Co., Ltd.ß	20,900	82,219
Wireless Telecommunication Services – 2.4%
China Mobile, Ltd.	17,000	196,359
Total Common Stocks (cost $7,991,471)		7,765,723
Preferred Stocks – 1.1%
Technology Hardware, Storage & Peripherals – 1.1%
Samsung Electronics Co., Ltd. (cost $82,882)	90	92,935
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	166,617	166,617
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	100,000	100,000
Total Investment Companies (cost $266,617)		266,617
OTC Purchased Options – Calls – 0.2%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price CNH 6.40, expires November 2016* (premiums paid $10,438)	344,497	16,179
Total Investments (total cost $8,351,408) – 99.1%		8,141,454
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		75,057
Net Assets – 100%		$8,216,511

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$3,065,141	37.6%
South Korea	1,212,775	14.9
Taiwan	980,152	12.0
India	793,785	9.7
Hong Kong	741,265	9.1
United States	387,259	4.8
Philippines	215,911	2.7
Singapore	203,721	2.5
Japan	150,818	1.9
Indonesia	146,637	1.8
Malaysia	122,114	1.5
Thailand	83,117	1.0
France	38,759	0.5

Total	$8,141,454	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $68,857, which represents 0.8% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	—	616,712	(450,095)	166,617	$—	$118(1)	$166,617
Janus Cash Liquidity Fund LLC	—	4,415,164	(4,315,164)	100,000	—	290	100,000

Total					$—	$408	$266,617

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Information Technology Services	$ 104,463	$ 16,827	$ -
Internet & Catalog Retail	89,501	-	-
Internet Software & Services	261,274	439,991	-
Real Estate Management & Development re	-	404,613	36,368
All Other	-	6,412,686	-
Preferred Stocks	-	92,935	-
Investment Companies	-	266,617	-
OTC Purchased Option - Calls	-	16,179	-
Total Assets	$ 455,238	$ 7,649,848	$ 36,368

Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $94,002 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended June 30, 2016, the average ending monthly market value amounts on purchased call options is $13,534.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$8,476,084	$ 626,469	$ (961,099)	$ (334,630)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Balanced Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,596,000	$8,824,896
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	3,975,000	4,008,774
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	3,128,000	3,181,856
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,920,000	5,989,105
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	5,826,000	5,975,973
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	35,209,000	35,834,829
Aventura Mall Trust 2013-AVM, 3.8674%, 12/5/32 (144A)‡	7,763,000	7,785,371
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	7,147,117	7,124,847
Banc of America Commercial Mortgage Trust 2007-3, 5.7231%, 6/10/49‡	4,582,502	4,605,648
CGBAM Commercial Mortgage Trust 2014-HD, 3.4421%, 2/15/31 (144A)‡	2,843,000	2,675,108
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	16,362,451	16,375,440
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	2,242,083	2,225,199
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	5,750,042	5,828,934
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	3,931,436	4,066,884
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	7,789,000	7,409,602
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	7,165,243	7,374,468
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	15,649,360	15,896,938
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6533%, 3/25/25‡	9,810,000	9,850,301
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	11,795,306	10,937,826
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	3,875,000	3,857,147
GS Mortgage Securities Corp. II, 3.5495%, 12/10/27 (144A)‡	9,415,000	9,011,149
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	3,856,000	3,833,126
Hilton USA Trust 2013-HLT, 4.6017%, 11/5/30 (144A)‡	5,177,000	5,209,521
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	7,369,006	7,421,954
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	6,350,000	6,391,006
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2421%, 1/15/32 (144A)‡	5,249,000	5,212,777
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3921%, 1/15/32 (144A)‡	4,577,000	4,510,981
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1921%, 7/15/36 (144A)‡	2,621,000	2,619,362
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9421%, 7/15/36 (144A)‡	8,195,000	8,123,214
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	5,438,000	5,235,309
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	1,951,817	1,932,353
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	5,314,420	5,343,588
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	3,454,678	3,504,156
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4490%, 9/15/45‡	4,661,755	4,663,264
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	3,633,000	3,649,913
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	10,982,000	11,105,372
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	5,851,000	6,013,934
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,207,000	6,300,417
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,633,000	10,975,972
Starwood Retail Property Trust 2014-STAR, 2.9421%, 11/15/27 (144A)‡	3,238,000	3,162,517
Starwood Retail Property Trust 2014-STAR, 3.6921%, 11/15/27 (144A)‡	10,070,000	9,519,054
Starwood Retail Property Trust 2014-STAR, 4.5921%, 11/15/27 (144A)‡	5,338,000	4,973,324
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	11,437,000	11,576,531
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	10,073,980	10,248,084
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	14,972,961	15,006,243
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1474%, 2/15/51‡	10,258,119	10,173,315
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1407%, 5/15/46‡	3,609,121	3,573,058
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1921%, 1/15/27 (144A)‡	3,115,000	2,961,209
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6921%, 2/15/27 (144A)‡	4,304,000	4,087,015
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6921%, 2/15/27 (144A)‡	1,557,000	1,492,433
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	17,449,143	17,545,113
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $377,205,108)		375,204,410
Bank Loans and Mezzanine Loans – 0.9%
Communications – 0.4%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	5,316,298	5,273,130
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	6,634,900	6,591,773
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	14,293,000	14,293,000
Level 3 Financing, Inc., 3.5000%, 5/31/22‡	10,674,000	10,625,967
Nielsen Finance LLC, 0%, 4/15/21(a),‡	1,200,000	1,201,500
T-Mobile USA, Inc., 3.5000%, 11/9/22‡	10,672,910	10,701,300
Tribune Media Co., 3.7500%, 12/27/20‡	6,736,420	6,711,159
		55,397,829

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – 0.2%
Aramark Services, Inc., 3.2500%, 9/7/19‡	$7,887,249	$7,887,249
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	10,732,000	10,732,000
KFC Holding Co., 0%, 6/16/23(a),‡	1,311,000	1,311,000
PTL Acquisition, Inc., 0%, 5/13/21(a),‡	5,334,000	5,329,573
		25,259,822
Consumer Non-Cyclical – 0.2%
DaVita HealthCare Partners, Inc., 3.5000%, 6/24/21‡	4,259,135	4,264,459
HCA, Inc., 3.3811%, 5/1/18‡	10,711,751	10,714,215
IMS Health, Inc., 3.5000%, 3/17/21‡	10,859,048	10,750,457
		25,729,131
Technology – 0.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	13,684,703	13,691,134
Total Bank Loans and Mezzanine Loans (cost $120,389,091)		120,077,916
Corporate Bonds – 15.7%
Asset-Backed Securities – 0.1%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	10,969,000	10,992,231
Banking – 2.4%
Ally Financial, Inc., 3.2500%, 11/5/18	6,123,000	6,115,346
Ally Financial, Inc., 8.0000%, 12/31/18	2,510,000	2,742,175
American Express Co., 6.8000%, 9/1/66‡	12,678,000	12,662,152
American Express Credit Corp., 2.2500%, 5/5/21	11,662,000	11,868,884
Bank of America Corp., 5.7500%, 8/15/16	4,830,000	4,852,943
Bank of America Corp., 5.4200%, 3/15/17	3,100,000	3,187,098
Bank of America Corp., 5.7000%, 5/2/17	5,725,000	5,926,388
Bank of America Corp., 4.4500%, 3/3/26	18,137,000	18,970,141
Bank of America Corp., 8.0000%µ	4,015,000	3,989,906
Bank of America Corp., 6.3000%µ	7,469,000	7,935,813
Citigroup, Inc., 4.4500%, 9/29/27	10,011,000	10,312,441
Citizens Financial Group, Inc., 4.3000%, 12/3/25	14,515,000	15,277,778
Discover Financial Services, 3.9500%, 11/6/24	10,883,000	11,154,368
Discover Financial Services, 3.7500%, 3/4/25	9,403,000	9,472,893
Goldman Sachs Capital I, 6.3450%, 2/15/34	20,642,000	24,274,228
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	4,354,000	4,449,967
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	13,004,000	13,686,723
JPMorgan Chase & Co., 4.2500%, 10/1/27	15,373,000	16,265,141
JPMorgan Chase Capital XXI, 1.5866%, 2/2/37‡	1,198,000	913,475
Morgan Stanley, 5.5500%, 4/27/17	4,292,000	4,441,323
Morgan Stanley, 2.4500%, 2/1/19	13,441,000	13,693,355
Morgan Stanley, 4.8750%, 11/1/22	4,509,000	4,937,608
Morgan Stanley, 3.9500%, 4/23/27	9,534,000	9,641,734
Morgan Stanley, 5.5500%µ	11,871,000	11,759,413
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	7,054,000	7,212,454
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	10,433,000	10,670,226
Santander UK PLC, 5.0000%, 11/7/23 (144A)	16,590,000	17,029,618
SVB Financial Group, 5.3750%, 9/15/20	11,723,000	13,086,221
Synchrony Financial, 2.6000%, 1/15/19	480,000	485,253
Synchrony Financial, 3.0000%, 8/15/19	13,931,000	14,163,188
UBS AG, 4.7500%, 5/22/23‡	5,946,000	6,064,920
Wells Fargo & Co., 3.0000%, 4/22/26	4,256,000	4,338,358
Wells Fargo & Co., 5.8750%µ	7,772,000	8,286,895
		309,868,426
Basic Industry – 0.6%
Albemarle Corp., 4.1500%, 12/1/24	7,942,000	8,316,203
Albemarle Corp., 5.4500%, 12/1/44	10,609,000	11,311,273
Alcoa, Inc., 5.1250%, 10/1/24	13,791,000	13,756,522
Ashland, Inc., 3.8750%, 4/15/18	6,264,000	6,389,280
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	19,441,000	20,456,734
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,845,000	10,529,917
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	9,842,000	10,061,821
		80,821,750
Brokerage – 1.5%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	5,027,000	5,239,516
Charles Schwab Corp., 3.0000%, 3/10/25	8,007,000	8,360,381
Charles Schwab Corp., 7.0000%µ	10,876,000	12,385,045
E*TRADE Financial Corp., 5.3750%, 11/15/22	12,951,000	13,663,305
E*TRADE Financial Corp., 4.6250%, 9/15/23	17,434,000	17,651,925
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	11,271,000	12,218,485
Lazard Group LLC, 6.8500%, 6/15/17†	562,000	587,715
Lazard Group LLC, 4.2500%, 11/14/20	13,060,000	13,901,182
Lazard Group LLC, 3.7500%, 2/13/25	2,888,000	2,870,909
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	14,921,000	15,573,794
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	13,780,000	12,180,569

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Raymond James Financial, Inc., 5.6250%, 4/1/24	$29,699,000	$33,960,925
Scottrade Financial Services, Inc., 6.1250%, 7/11/21 (144A)§	3,846,000	4,138,000
Stifel Financial Corp., 4.2500%, 7/18/24	9,107,000	9,340,221
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	11,095,000	11,560,047
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	20,617,000	22,085,570
		195,717,589
Capital Goods – 0.8%
Ball Corp., 4.3750%, 12/15/20	6,595,000	6,937,116
CNH Industrial Capital LLC, 3.6250%, 4/15/18	7,138,000	7,138,000
FLIR Systems, Inc., 3.7500%, 9/1/16	11,460,000	11,511,398
General Electric Co., 5.0000%µ	12,313,000	13,064,093
Hanson, Ltd., 6.1250%, 8/15/16	10,446,000	10,459,057
Harris Corp., 4.2500%, 10/1/16	9,205,000	9,260,792
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	6,452,000	6,872,225
Masco Corp., 3.5000%, 4/1/21	6,407,000	6,537,062
Owens Corning, 4.2000%, 12/1/24	4,713,000	4,931,584
Vulcan Materials Co., 7.0000%, 6/15/18	7,734,000	8,468,730
Vulcan Materials Co., 7.5000%, 6/15/21	4,369,000	5,248,480
Vulcan Materials Co., 4.5000%, 4/1/25	12,539,000	13,385,382
		103,813,919
Communications – 1.1%
American Tower Corp., 3.3000%, 2/15/21	12,128,000	12,651,954
American Tower Corp., 3.4500%, 9/15/21	1,049,000	1,091,864
American Tower Corp., 3.5000%, 1/31/23	1,860,000	1,924,644
American Tower Corp., 4.4000%, 2/15/26	6,641,000	7,210,120
American Tower Corp., 3.3750%, 10/15/26	17,701,000	17,793,081
BellSouth LLC, 4.4000%, 4/26/17 (144A)	29,469,000	30,205,725
CCO Holdings LLC / CCO Holdings Capital Corp., 5.2500%, 3/15/21	9,713,000	10,077,238
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4640%, 7/23/22 (144A)	11,389,000	12,240,168
Crown Castle International Corp., 4.8750%, 4/15/22	15,816,000	17,369,131
Crown Castle International Corp., 5.2500%, 1/15/23	8,301,000	9,314,220
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	6,249,000	6,259,891
Time Warner Cable, Inc., 5.8500%, 5/1/17	8,030,000	8,312,455
UBM PLC, 5.7500%, 11/3/20 (144A)	12,268,000	13,274,859
		147,725,350
Consumer Cyclical – 1.2%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	13,545,000	13,646,587
Brinker International, Inc., 3.8750%, 5/15/23	15,739,000	15,969,923
CVS Health Corp., 2.8000%, 7/20/20	20,226,000	21,060,727
CVS Health Corp., 4.7500%, 12/1/22	5,017,000	5,730,483
CVS Health Corp., 5.0000%, 12/1/24	6,635,000	7,765,591
DR Horton, Inc., 4.7500%, 5/15/17	4,005,000	4,087,575
DR Horton, Inc., 3.7500%, 3/1/19	8,897,000	9,030,455
DR Horton, Inc., 4.0000%, 2/15/20	1,701,000	1,752,030
General Motors Co., 4.8750%, 10/2/23	13,978,000	14,880,154
General Motors Financial Co., Inc., 3.7000%, 5/9/23	5,327,000	5,354,674
Hanesbrands, Inc., 4.6250%, 5/15/24 (144A)	16,981,000	17,023,452
MDC Holdings, Inc., 5.5000%, 1/15/24	10,099,000	9,998,010
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	3,974,000	4,028,643
Toll Brothers Finance Corp., 4.0000%, 12/31/18	3,526,000	3,654,699
Toll Brothers Finance Corp., 5.8750%, 2/15/22	3,217,000	3,461,492
Toll Brothers Finance Corp., 4.3750%, 4/15/23	1,842,000	1,814,370
Walgreens Boots Alliance, Inc., 2.6000%, 6/1/21	3,223,000	3,283,128
Walgreens Boots Alliance, Inc., 3.1000%, 6/1/23	2,045,000	2,082,863
Walgreens Boots Alliance, Inc., 3.4500%, 6/1/26	8,320,000	8,540,813
Walgreens Boots Alliance, Inc., 4.6500%, 6/1/46	1,429,000	1,524,060
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	2,856,000	2,916,690
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	2,698,000	2,735,098
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	3,047,000	3,086,977
		163,428,494
Consumer Non-Cyclical – 2.1%
AbbVie, Inc., 3.2000%, 5/14/26	17,159,000	17,381,689
Actavis Funding SCS, 3.0000%, 3/12/20	16,829,000	17,356,236
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	7,480,000	7,756,872
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	19,885,000	20,952,228
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	12,738,000	13,645,532
Aramark Services, Inc., 5.1250%, 1/15/24 (144A)	1,705,000	1,739,100
Becton Dickinson and Co., 1.8000%, 12/15/17	11,129,000	11,219,980
Express Scripts Holding Co., 4.5000%, 2/25/26	17,250,000	18,951,609
Express Scripts Holding Co., 3.4000%, 3/1/27	9,974,000	9,961,313
Express Scripts Holding Co., 4.8000%, 7/15/46	6,049,000	6,040,931
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	5,629,000	6,170,791
HCA, Inc., 3.7500%, 3/15/19	6,502,000	6,729,570

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	$7,963,000	$8,269,106
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	6,799,000	7,220,953
Kraft Heinz Foods Co., 3.0000%, 6/1/26 (144A)	8,336,000	8,404,172
Life Technologies Corp., 6.0000%, 3/1/20	7,834,000	8,840,935
Molson Coors Brewing Co., 3.0000%, 7/15/26	9,889,000	9,879,249
Molson Coors Brewing Co., 4.2000%, 7/15/46	3,937,000	3,953,835
Newell Brands, Inc., 3.1500%, 4/1/21	3,464,000	3,608,733
Newell Brands, Inc., 3.8500%, 4/1/23	3,284,000	3,483,237
Newell Brands, Inc., 5.0000%, 11/15/23 (144A)	5,442,000	5,714,231
Newell Brands, Inc., 4.2000%, 4/1/26	19,274,000	20,893,999
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	1,781,000	1,798,810
Sysco Corp., 2.5000%, 7/15/21	2,649,000	2,706,926
Sysco Corp., 3.3000%, 7/15/26	6,651,000	6,900,233
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	6,060,000	6,287,208
Universal Health Services, Inc., 4.7500%, 8/1/22 (144A)	6,254,000	6,361,068
Universal Health Services, Inc., 5.0000%, 6/1/26 (144A)	6,111,000	6,126,278
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	18,926,000	19,301,624
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	6,177,000	6,588,444
		274,244,892
Electric – 0.4%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	5,726,000	5,983,670
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	10,561,000	11,759,452
Southern Co., 2.3500%, 7/1/21	15,949,000	16,265,651
Southern Co., 2.9500%, 7/1/23	8,506,000	8,817,311
Southern Co., 3.2500%, 7/1/26	15,961,000	16,579,058
		59,405,142
Energy – 1.5%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	398,000	418,914
Anadarko Petroleum Corp., 4.8500%, 3/15/21	1,743,000	1,848,650
Anadarko Petroleum Corp., 5.5500%, 3/15/26	6,358,000	7,021,012
Anadarko Petroleum Corp., 6.6000%, 3/15/46	4,771,000	5,761,006
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	2,354,000	2,421,680
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	4,210,000	4,447,739
Cenovus Energy, Inc., 5.7000%, 10/15/19	264,000	279,236
Cimarex Energy Co., 5.8750%, 5/1/22	8,659,000	9,070,510
Cimarex Energy Co., 4.3750%, 6/1/24	2,913,000	3,046,252
ConocoPhillips Co., 4.2000%, 3/15/21	8,091,000	8,760,457
ConocoPhillips Co., 4.9500%, 3/15/26	13,842,000	15,695,748
Devon Energy Corp., 2.2500%, 12/15/18	16,460,000	16,343,924
Devon Energy Corp., 6.3000%, 1/15/19	3,273,000	3,545,788
Energy Transfer Partners LP, 4.1500%, 10/1/20	5,990,000	6,079,556
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	20,702,000	22,088,868
Hess Corp., 8.1250%, 2/15/19	3,196,000	3,561,651
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,491,000	5,814,953
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	5,855,000	5,958,704
Kinder Morgan Energy Partners LP, 4.1500%, 2/1/24	2,129,000	2,139,928
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	6,319,000	6,373,280
Kinder Morgan, Inc., 6.5000%, 9/15/20	566,000	623,784
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	8,118,000	8,865,376
Oceaneering International, Inc., 4.6500%, 11/15/24	12,760,000	12,337,631
Phillips 66 Partners LP, 3.6050%, 2/15/25	3,618,000	3,555,282
Spectra Energy Partners LP, 4.7500%, 3/15/24	14,118,000	15,516,289
Western Gas Partners LP, 5.3750%, 6/1/21	19,545,000	20,607,134
		192,183,352
Finance Companies – 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	3,650,000	3,784,138
CIT Group, Inc., 4.2500%, 8/15/17	24,149,000	24,595,756
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	7,108,000	7,436,745
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	10,951,000	11,005,755
International Lease Finance Corp., 8.7500%, 3/15/17	5,320,000	5,554,080
		52,376,474
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	13,036,000	13,610,510
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	16,616,000	16,200,600
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	23,090,000	23,099,051
		52,910,161
Industrial – 0%
Cintas Corp. No 2, 4.3000%, 6/1/21	5,544,000	6,128,332
Insurance – 0.6%
Aetna, Inc., 2.4000%, 6/15/21	7,373,000	7,522,539
Aetna, Inc., 2.8000%, 6/15/23	5,333,000	5,447,681
Aetna, Inc., 3.2000%, 6/15/26	12,714,000	13,080,468
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	5,551,000	5,820,468

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – (continued)
CNO Financial Group, Inc., 4.5000%, 5/30/20	$3,089,000	$3,197,115
CNO Financial Group, Inc., 5.2500%, 5/30/25	9,783,000	10,076,490
Primerica, Inc., 4.7500%, 7/15/22	19,604,000	21,579,613
Voya Financial, Inc., 5.6500%, 5/15/53‡	8,008,000	7,547,540
		74,271,914
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	9,544,000	9,627,653
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	16,053,000	17,366,135
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	8,730,000	9,074,364
Post Apartment Homes LP, 4.7500%, 10/15/17	7,503,000	7,745,557
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,671,000	4,036,022
Senior Housing Properties Trust, 6.7500%, 12/15/21	4,054,000	4,591,419
SL Green Realty Corp., 5.0000%, 8/15/18	8,709,000	9,133,799
SL Green Realty Corp., 7.7500%, 3/15/20	17,197,000	20,104,084
		81,679,033
Technology – 1.7%
Cadence Design Systems, Inc., 4.3750%, 10/15/24	20,472,000	21,152,940
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	6,056,000	6,401,919
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	2,694,000	2,806,968
Fidelity National Information Services, Inc., 4.5000%, 10/15/22†	7,926,000	8,778,314
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	18,432,000	20,924,522
Seagate HDD Cayman, 4.7500%, 1/1/25	26,603,000	21,049,624
Seagate HDD Cayman, 4.8750%, 6/1/27	9,765,000	7,091,831
Seagate HDD Cayman, 5.7500%, 12/1/34	6,296,000	4,422,940
Total System Services, Inc., 3.8000%, 4/1/21	6,457,000	6,836,504
Total System Services, Inc., 4.8000%, 4/1/26	18,021,000	19,541,684
Trimble Navigation, Ltd., 4.7500%, 12/1/24	22,589,000	23,548,061
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	31,117,000	31,201,452
Verisk Analytics, Inc., 4.8750%, 1/15/19	7,426,000	7,917,742
Verisk Analytics, Inc., 5.8000%, 5/1/21	21,625,000	24,802,859
Verisk Analytics, Inc., 4.1250%, 9/12/22	7,188,000	7,653,754
Verisk Analytics, Inc., 5.5000%, 6/15/45	12,560,000	12,916,164
		227,047,278
Transportation – 0.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	12,164,000	12,461,507
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	7,969,000	8,055,822
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,213,000	1,322,823
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	6,755,000	7,073,161
Southwest Airlines Co., 5.1250%, 3/1/17	7,880,000	8,094,257
		37,007,570
Total Corporate Bonds (cost $2,001,804,323)		2,069,621,907
Mortgage-Backed Securities – 9.7%
Fannie Mae Pool:
6.0000%, 8/1/22	2,912,140	3,168,740
5.5000%, 1/1/25	1,268,615	1,365,754
4.0000%, 3/1/29	4,962,802	5,311,064
4.0000%, 6/1/29	2,304,861	2,460,977
4.0000%, 7/1/29	4,991,395	5,317,989
4.0000%, 9/1/29	4,625,427	4,914,660
5.0000%, 9/1/29	3,484,462	3,867,868
3.5000%, 10/1/29	632,868	671,302
5.0000%, 1/1/30	1,448,261	1,607,285
4.0000%, 4/1/34	5,274,520	5,734,251
6.0000%, 10/1/35	4,032,560	4,643,382
6.0000%, 12/1/35	4,589,512	5,290,316
6.0000%, 2/1/37	761,878	891,699
6.0000%, 9/1/37	2,890,843	3,187,874
6.0000%, 10/1/38	3,066,673	3,502,885
7.0000%, 2/1/39	1,194,765	1,468,929
5.5000%, 12/1/39	6,278,094	7,092,887
5.5000%, 3/1/40	5,060,146	5,810,936
5.5000%, 4/1/40	14,295,979	16,162,188
4.5000%, 10/1/40	1,253,727	1,374,590
5.0000%, 10/1/40	2,195,365	2,482,110
5.5000%, 2/1/41	2,872,176	3,307,056
5.0000%, 5/1/41	6,407,241	7,139,829
5.5000%, 5/1/41	4,448,614	5,029,518
5.5000%, 6/1/41	7,301,664	8,249,161
5.5000%, 6/1/41	6,341,846	7,269,104
5.5000%, 7/1/41	765,190	865,107
4.5000%, 8/1/41	4,614,467	5,058,771
5.5000%, 12/1/41	6,472,581	7,324,648
4.5000%, 1/1/42	1,424,543	1,561,709
5.5000%, 2/1/42	27,304,163	30,842,391

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 6/1/42	$8,680,936	$9,416,277
4.5000%, 6/1/42	1,812,627	2,019,676
3.5000%, 7/1/42	5,596,800	5,991,619
4.0000%, 7/1/42	1,686,156	1,827,949
4.0000%, 8/1/42	3,969,925	4,304,865
4.0000%, 9/1/42	7,822,886	8,482,387
4.0000%, 9/1/42	5,231,078	5,673,932
4.0000%, 11/1/42	5,933,600	6,433,215
4.5000%, 11/1/42	3,031,379	3,356,272
4.0000%, 12/1/42	4,497,637	4,921,728
3.5000%, 1/1/43	10,624,488	11,324,454
3.5000%, 2/1/43	22,926,262	24,436,544
3.5000%, 2/1/43	21,132,841	22,518,730
4.5000%, 2/1/43	23,470,994	25,730,951
4.5000%, 3/1/43	8,360,530	9,367,482
4.0000%, 5/1/43	13,107,547	14,213,835
4.0000%, 7/1/43	18,893,780	20,493,482
4.0000%, 8/1/43	15,164,968	16,446,215
4.0000%, 9/1/43	3,747,539	4,060,145
3.5000%, 1/1/44	18,165,722	19,534,109
3.5000%, 1/1/44	8,130,425	8,728,147
4.0000%, 2/1/44	9,926,495	10,768,225
3.5000%, 4/1/44	9,488,438	10,155,319
3.5000%, 5/1/44	27,284,831	29,282,806
4.5000%, 5/1/44	35,522,200	39,849,584
5.5000%, 5/1/44	5,936,892	6,705,564
4.0000%, 6/1/44	12,540,403	13,602,387
4.0000%, 7/1/44	24,032,746	26,402,995
5.0000%, 7/1/44	13,932,721	15,819,786
4.0000%, 8/1/44	15,028,100	16,511,831
4.0000%, 8/1/44	5,809,141	6,383,228
4.5000%, 8/1/44	15,665,788	17,581,894
4.5000%, 10/1/44	12,029,681	13,523,676
4.5000%, 10/1/44	6,751,043	7,562,333
3.5000%, 2/1/45	18,877,649	20,123,469
4.5000%, 3/1/45	12,154,564	13,620,651
4.0000%, 5/1/45	5,807,852	6,388,877
4.5000%, 5/1/45	9,957,236	11,198,533
4.5000%, 5/1/45	2,555,584	2,874,167
4.5000%, 6/1/45	5,930,142	6,623,775
4.0000%, 9/1/45	35,970,910	39,289,074
4.0000%, 10/1/45	19,911,231	21,773,387
4.5000%, 10/1/45	23,106,745	25,987,347
4.5000%, 10/1/45	12,683,069	14,216,869
3.5000%, 12/1/45	5,813,861	6,224,174
4.0000%, 12/1/45	8,146,963	8,969,069
3.5000%, 1/1/46	15,403,329	16,493,634
3.5000%, 1/1/46	13,003,626	13,929,131
4.5000%, 2/1/46	17,995,970	20,233,157
4.5000%, 2/1/46	7,536,303	8,459,441
4.0000%, 4/1/46	9,713,589	10,710,928
4.5000%, 4/1/46	9,372,938	10,611,356
4.0000%, 5/1/46	12,007,889	13,197,806
		877,331,467
Freddie Mac Gold Pool:
5.0000%, 6/1/20	1,162,318	1,221,685
5.5000%, 12/1/28	3,081,726	3,430,274
3.5000%, 7/1/29	5,752,291	6,099,952
5.5000%, 10/1/36	2,616,934	2,973,986
6.0000%, 4/1/40	13,369,210	15,707,762
5.5000%, 5/1/41	5,982,512	6,671,035
5.5000%, 8/1/41	12,843,469	14,821,058
5.5000%, 8/1/41	8,628,987	9,856,521
5.5000%, 9/1/41	2,100,205	2,339,341
5.0000%, 3/1/42	6,251,140	7,034,581
3.5000%, 2/1/44	7,355,043	7,836,357
4.5000%, 5/1/44	7,253,467	8,056,378
4.0000%, 8/1/44	4,859,953	5,323,825
4.5000%, 9/1/44	23,035,184	25,878,172
4.5000%, 6/1/45	10,072,983	11,328,074
4.5000%, 2/1/46	11,214,876	12,612,329
4.5000%, 2/1/46	6,918,291	7,749,773
		148,941,103

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool:
5.1000%, 1/15/32	$5,248,626	$6,085,472
7.5000%, 8/15/33	5,404,730	6,498,901
4.9000%, 10/15/34	5,693,004	6,604,664
5.5000%, 9/15/35	647,095	753,148
5.5000%, 3/15/36	2,774,605	3,176,943
5.5000%, 2/15/39	4,053,699	4,666,164
5.5000%, 8/15/39	11,739,715	13,741,891
5.5000%, 8/15/39	3,808,311	4,459,100
5.0000%, 10/15/39	2,538,279	2,858,475
5.5000%, 10/15/39	4,503,973	5,230,881
5.0000%, 11/15/39	4,168,867	4,669,259
5.0000%, 1/15/40	1,387,695	1,554,830
5.0000%, 5/15/40	1,480,653	1,676,510
5.0000%, 5/15/40	546,923	620,215
5.0000%, 7/15/40	4,505,660	5,045,487
5.0000%, 7/15/40	1,212,116	1,357,065
5.0000%, 2/15/41	4,602,304	5,173,008
5.0000%, 4/15/41	1,692,780	1,892,132
4.5000%, 5/15/41	8,367,280	9,603,566
5.0000%, 5/15/41	1,758,428	1,990,356
4.5000%, 7/15/41	4,016,953	4,650,580
4.5000%, 7/15/41	1,254,013	1,404,371
4.5000%, 8/15/41	11,100,468	12,472,654
5.0000%, 9/15/41	1,151,686	1,329,340
5.0000%, 11/15/43	8,123,606	9,292,249
4.5000%, 5/15/44	5,314,054	5,933,929
5.0000%, 6/15/44	8,098,272	9,213,237
5.0000%, 6/15/44	3,027,462	3,440,446
5.0000%, 7/15/44	3,288,448	3,733,876
4.0000%, 1/15/45	26,170,273	28,413,590
4.0000%, 4/15/45	4,052,670	4,435,635
		171,977,974
Ginnie Mae II Pool:
6.0000%, 11/20/34	2,532,676	2,983,823
5.5000%, 11/20/37	3,117,152	3,547,377
6.0000%, 1/20/39	1,064,976	1,215,520
7.0000%, 5/20/39	595,249	732,963
4.5000%, 10/20/41	7,414,482	7,968,997
6.0000%, 12/20/41	1,226,331	1,417,793
5.5000%, 1/20/42	2,716,551	3,024,546
6.0000%, 1/20/42	1,345,625	1,548,025
6.0000%, 2/20/42	1,052,360	1,211,399
6.0000%, 3/20/42	940,660	1,086,776
6.0000%, 4/20/42	3,616,060	4,184,374
3.5000%, 5/20/42	2,739,629	2,935,098
5.5000%, 5/20/42	3,743,693	4,154,641
6.0000%, 5/20/42	1,508,529	1,723,257
5.5000%, 7/20/42	4,986,577	5,489,544
6.0000%, 7/20/42	1,035,619	1,197,031
6.0000%, 8/20/42	1,137,135	1,313,492
6.0000%, 9/20/42	2,496,518	2,886,408
6.0000%, 11/20/42	1,016,548	1,172,026
6.0000%, 2/20/43	1,399,066	1,622,037
3.5000%, 9/20/44	7,732,036	8,285,249
5.0000%, 12/20/44	4,696,697	5,347,654
5.0000%, 9/20/45	2,187,571	2,487,585
4.0000%, 10/20/45	9,560,255	10,375,047
		77,910,662
Total Mortgage-Backed Securities (cost $1,253,056,723)		1,276,161,206
U.S. Treasury Notes/Bonds – 9.7%
0.8750%, 6/15/19	13,008,000	13,072,533
1.1250%, 2/28/21	159,842,000	160,965,849
1.2500%, 3/31/21	178,711,000	180,786,401
1.1250%, 6/30/21	54,602,000	54,872,881
2.1250%, 9/30/21	35,585,000	37,500,469
2.1250%, 12/31/21	49,596,000	52,286,980
1.7500%, 5/15/23	14,743,000	15,208,908
1.3750%, 6/30/23	7,833,000	7,874,609
2.5000%, 8/15/23	54,330,000	58,856,776
2.7500%, 11/15/23	68,844,000	75,889,770
2.5000%, 5/15/24	39,614,000	43,026,073
2.0000%, 2/15/25	6,873,000	7,190,876
2.0000%, 8/15/25	58,814,000	61,485,920
2.2500%, 11/15/25	123,917,000	132,203,949

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
1.6250%, 2/15/26	$13,605,000	$13,758,056
1.6250%, 5/15/26	111,273,000	112,633,535
3.7500%, 11/15/43	39,995,000	52,768,403
3.6250%, 2/15/44	10,830,000	13,963,931
3.3750%, 5/15/44	9,428,000	11,619,642
2.5000%, 2/15/45	7,695,000	8,011,518
3.0000%, 5/15/45	11,528,000	13,250,445
2.8750%, 8/15/45	19,966,000	22,419,642
3.0000%, 11/15/45	72,644,000	83,529,268
2.5000%, 2/15/46	15,903,000	16,559,619
2.5000%, 5/15/46	26,000,000	27,093,820
Total U.S. Treasury Notes/Bonds (cost $1,204,483,697)		1,276,829,873
Common Stocks – 59.8%
Aerospace & Defense – 5.6%
Boeing Co.	2,388,839	310,238,521
General Dynamics Corp.	468,204	65,192,725
Honeywell International, Inc.	1,842,456	214,314,482
Northrop Grumman Corp.	637,651	141,737,064
		731,482,792
Air Freight & Logistics – 0.5%
United Parcel Service, Inc. - Class B	649,507	69,964,894
Automobiles – 1.2%
General Motors Co.	5,698,695	161,273,068
Biotechnology – 4.7%
AbbVie, Inc.	4,172,421	258,314,584
Amgen, Inc.†	2,156,544	328,118,170
Celgene Corp.*	338,001	33,337,039
		619,769,793
Capital Markets – 2.4%
Blackstone Group LP	6,218,012	152,590,014
Morgan Stanley	2,973,552	77,252,881
TD Ameritrade Holding Corp.	3,157,056	89,897,170
		319,740,065
Chemicals – 2.2%
EI du Pont de Nemours & Co.	964,061	62,471,153
LyondellBasell Industries NV - Class A	3,082,491	229,398,980
		291,870,133
Commercial Banks – 1.0%
US Bancorp	3,327,606	134,202,350
Consumer Finance – 1.7%
American Express Co.	1,445,539	87,830,950
Synchrony Financial	5,445,776	137,669,217
		225,500,167
Diversified Financial Services – 1.2%
CME Group, Inc.	1,631,044	158,863,686
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	1,394,471	218,987,726
Kroger Co.	2,779,574	102,260,527
		321,248,253
Food Products – 1.3%
Hershey Co.	1,469,857	166,814,071
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	1,253,083	108,730,012
Health Care Providers & Services – 0.7%
Aetna, Inc.	703,748	85,948,743
Hotels, Restaurants & Leisure – 1.9%
Norwegian Cruise Line Holdings, Ltd.*	2,194,586	87,432,306
Six Flags Entertainment Corp.	711,325	41,221,284
Starbucks Corp.	2,105,753	120,280,611
		248,934,201
Household Products – 1.0%
Kimberly-Clark Corp.	983,878	135,263,547
Industrial Conglomerates – 1.2%
General Electric Co.	5,149,507	162,106,480
Information Technology Services – 3.6%
Accenture PLC - Class A (U.S. Shares)	762,524	86,386,344
Automatic Data Processing, Inc.	747,591	68,681,185
MasterCard, Inc. - Class A	3,621,120	318,875,827
		473,943,356
Internet & Catalog Retail – 1.4%
Priceline Group, Inc.*	146,434	182,809,670
Internet Software & Services – 2.3%
Alphabet, Inc. - Class C*	429,655	297,364,225

Shares or Principal Amounts		Value
Common Stocks – (continued)
Leisure Products – 0.6%
Mattel, Inc.	2,552,965	$79,882,275
Media – 2.0%
Comcast Corp. - Class A	2,521,338	164,366,024
Time Warner, Inc.	1,412,771	103,895,179
		268,261,203
Multiline Retail – 1.2%
Dollar Tree, Inc.*	1,694,884	159,725,868
Pharmaceuticals – 3.8%
Allergan PLC*	553,098	127,815,417
Bristol-Myers Squibb Co.	4,447,426	327,108,182
Eli Lilly & Co.	536,689	42,264,259
		497,187,858
Real Estate Investment Trusts (REITs) – 1.3%
Colony Capital, Inc.- Class A	4,381,788	67,260,446
Colony Starwood Homesß	598,678	16,390,606
MGM Growth Properties LLC	1,265,868	33,773,358
Outfront Media, Inc.	1,960,577	47,387,146
		164,811,556
Real Estate Management & Development – 1.1%
CBRE Group, Inc. - Class A*	3,831,054	101,446,310
Colony American Homes Holdings III LP£,§	6,162,871	38,341,686
		139,787,996
Road & Rail – 0.8%
CSX Corp.	3,753,075	97,880,196
Software – 4.2%
Adobe Systems, Inc.*	2,026,770	194,144,298
Microsoft Corp.	6,927,916	354,501,462
		548,645,760
Specialty Retail – 1.5%
Home Depot, Inc.	1,580,963	201,873,165
Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	2,333,266	223,060,230
Textiles, Apparel & Luxury Goods – 2.2%
NIKE, Inc. - Class B	5,111,583	282,159,382
Tobacco – 2.3%
Altria Group, Inc.	4,378,182	301,919,431
Total Common Stocks (cost $6,478,759,514)		7,861,024,426
Preferred Stocks – 0.5%
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	388,625	11,169,082
Commercial Banks – 0.2%
Citigroup Capital XIII, 7.0084%	802,075	20,910,095
Wells Fargo & Co., 6.6250%	200,975	5,981,016
		26,891,111
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	546,525	14,450,121
Household Products – 0.1%
Morgan Stanley, 7.1250%	215,900	6,405,753
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	50,029	1,326,269
Total Preferred Stocks (cost $56,104,289)		60,242,336
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $80,340,878)	80,340,878	80,340,878
Total Investments (total cost $11,572,143,623) – 99.8%		13,119,502,952
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		28,815,019
Net Assets – 100%		$13,148,317,971

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,896,380,972	98.3%
United Kingdom	52,734,155	0.4
Belgium	42,354,632	0.3
Taiwan	31,201,452	0.2
Germany	29,397,256	0.2
Netherlands	26,883,189	0.2
Canada	20,795,242	0.2

Singapore	13,691,134	0.1
Switzerland	6,064,920	0.1

Total	$13,119,502,952	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $643,694,594, which represents 4.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $46,651,026.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of June 30, 2016.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Colony American Homes Holdings III LP
6,162,871	—	—	6,162,871	$—	$1,053,982	$38,341,686
Janus Cash Liquidity Fund LLC
101,280,473	3,628,267,405	(3,649,207,000)	80,340,878	—	408,210	80,340,878

Total				$—	$1,462,192	$118,682,564

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$42,613,147	$38,341,686	0.3%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,770,390	10,937,826	0.1

Scottrade Financial Services, Inc., 6.1250%, 7/11/21	5/3/16 - 5/5/16	4,092,096	4,138,000	0.0
Total		$57,475,633	$53,417,512	0.4%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 375,204,410	$ -
Bank Loans and Mezzanine Loans	-	120,077,916	-
Corporate Bonds	-	2,069,621,907	-
Mortgage-Backed Securities	-	1,276,161,206	-
U.S. Treasury Notes/Bonds	-	1,276,829,873	-
Common Stocks
Real Estate Investment Trusts (REITs)	148,420,950	16,390,606
Real Estate Management & Development	101,446,310	-	38,341,686
All Other	7,556,424,874	-	-
Preferred Stocks	-	60,242,336	-
Investment Companies	-	80,340,878	-
Total Assets	$ 7,806,292,134	$ 5,274,869,132	$ 38,341,686

Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $57,980,328. There were no forward currency contracts held at June 30, 2016.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-

backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,533,893,533	$1,766,878,963	$(181,269,544)	$ 1,585,609,419

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Contrarian Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 98.9%
Airlines – 11.1%
American Airlines Group, Inc.	2,848,002	$80,626,937
United Continental Holdings, Inc.*	5,243,533	215,194,594
		295,821,531
Auto Components – 0.5%
Delphi Automotive PLC	212,524	13,304,002
Beverages – 1.3%
Coca-Cola Co.	767,215	34,777,856
Biotechnology – 0.5%
HLS Therapeutics, Inc.*,ß,£	1,935,741	13,356,613
Capital Markets – 4.3%
E*TRADE Financial Corp.*	2,536,681	59,586,637
Goldman Sachs Group, Inc.	177,399	26,357,943
Morgan Stanley	1,073,398	27,886,880
		113,831,460
Chemicals – 7.6%
Air Products & Chemicals, Inc.	687,359	97,632,472
EI du Pont de Nemours & Co.	353,654	22,916,779
Platform Specialty Products Corp.*,#	9,154,825	81,294,846
		201,844,097
Commercial Banks – 1.2%
Citizens Financial Group, Inc.	1,667,657	33,319,787
Communications Equipment – 3.6%
Motorola Solutions, Inc.†	1,447,689	95,504,043
Construction & Engineering – 1.2%
Quanta Services, Inc.*	1,326,300	30,664,056
Construction Materials – 0.1%
Vulcan Materials Co.	21,967	2,643,948
Consumer Finance – 2.1%
Synchrony Financial	2,165,489	54,743,562
Containers & Packaging – 8.3%
Ball Corp.†,#	1,705,889	123,318,716
Crown Holdings, Inc.*	1,951,789	98,897,149
		222,215,865
Diversified Financial Services – 0.5%
Moody's Corp.	153,924	14,424,218
Electronic Equipment, Instruments & Components – 10.6%
Knowles Corp.*,#,£	10,255,822	140,299,645
Trimble Navigation, Ltd.*,†	2,312,140	56,323,730
Zebra Technologies Corp. - Class A*	1,740,561	87,202,106
		283,825,481
Hotels, Restaurants & Leisure – 6.2%
Norwegian Cruise Line Holdings, Ltd.*	830,482	33,086,403
Popeyes Louisiana Kitchen, Inc.*	848,989	46,388,759
Wendy's Co.	8,953,985	86,137,336
		165,612,498
Household Products – 2.9%
Energizer Holdings, Inc.	1,526,038	78,575,697
Internet & Catalog Retail – 2.3%
Lands' End, Inc.*,#,£	3,697,532	60,713,475
Leisure Products – 5.2%
Mattel, Inc.#	4,439,361	138,907,606
Media – 2.7%
News Corp. - Class A	6,436,057	73,049,247
Multiline Retail – 2.7%
Dollar Tree, Inc.*	774,439	72,983,131
Oil, Gas & Consumable Fuels – 7.3%
Anadarko Petroleum Corp.	443,398	23,610,943
Enterprise Products Partners LP	4,892,787	143,162,948
MPLX LP	826,171	27,784,131
PrairieSky Royalty, Ltd.	22,044	418,423
		194,976,445
Personal Products – 3.4%
Edgewell Personal Care Co.*	768,230	64,846,294
Herbalife, Ltd.*,#	444,208	25,999,494
		90,845,788
Pharmaceuticals – 2.0%
Indivior PLC	2,188,191	7,363,064
Mallinckrodt PLC*	772,800	46,970,784
		54,333,848

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 1.8%
Colony Starwood Homesß	133,780	$3,662,629
Gramercy Property Trust#	2,728,216	25,154,152
Seritage Growth Properties#	401,630	20,017,239
		48,834,020
Real Estate Management & Development – 7.3%
Colony American Homes Holdings III LP§	1,377,158	8,567,851
St Joe Co.*,£	10,451,593	185,202,228
		193,770,079
Specialty Retail – 0.8%
Signet Jewelers, Ltd.	167,897	13,836,392
Tiffany & Co.	115,272	6,990,094
		20,826,486
Textiles, Apparel & Luxury Goods – 1.4%
Cie Financiere Richemont SA	645,167	37,860,372
Total Common Stocks (cost $2,761,311,052)		2,641,565,211
Investment Companies – 10.4%
Investments Purchased with Cash Collateral from Securities Lending – 10.4%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£ (cost $276,068,425)	276,068,425	276,068,425
Total Investments (total cost $3,037,379,477) – 109.3%		2,917,633,636
Liabilities, net of Cash, Receivables and Other Assets – (9.3)%		(247,713,758)
Net Assets – 100%		$2,669,919,878

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,871,991,777	98.4%
Switzerland	37,860,372	1.3
United Kingdom	7,363,064	0.3
Canada	418,423	0.0

Total	$2,917,633,636	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
British Pound	7/13/16	186,000	$247,586	$1,880
British Pound	7/13/16	1,400,000	1,863,552	(12,880)
Total			$2,111,138	$(11,000)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $80,583,430.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

HLS Therapeutics, Inc.	1,759,765	175,976(1)	—	1,935,741	$—	$—	$13,356,613
Janus Cash Collateral Fund LLC	415,772,916	1,322,120,192	(1,461,824,683)	276,068,425	—	4,513,170(2)	276,068,425
Janus Cash Liquidity Fund LLC	60,690,937	777,593,367	(838,284,304)	—	—	129,971	—
Knowles Corp.	10,018,595	237,227	—	10,255,822	—	—	140,299,645
Lands' End, Inc.	3,686,652	10,880	—	3,697,532	—	—	60,713,475
St Joe Co.	10,451,593	—	—	10,451,593	—	—	185,202,228

Total					$—	$4,643,141	$675,640,386
(1)	All or a portion is the result of a corporate action.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$9,522,375	$8,567,851	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Biotechnology	$ -	$ -	$ 13,356,613
Pharmaceuticals	46,970,784	7,363,064	-
Real Estate Investment Trusts (REITs)	45,171,391	3,662,629	-
Real Estate Management & Development	185,202,228	-	8,567,851
Textiles, Apparel & Luxury Goods	-	37,860,372	-
All Other	2,293,410,279	-	-

Investment Companies	-	276,068,425	-
Total Investments in Securities	$ 2,570,754,682	$ 324,954,490	$ 21,924,464

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,880	$ -
Total Assets	$ 2,570,754,682	$ 324,956,370	$ 21,924,464

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 12,880	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $10,442,161.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended June 30, 2016, the average ending monthly market value amounts on sold futures contracts is $22,350,540. There were no futures held at June 30, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended June 30, 2016, the average ending monthly market value amounts on purchased call options is $340,250. There were no purchased options held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,050,987,829	$350,866,233	$(484,220,426)	$ (133,354,193)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Contract Amounts		Value
Common Stocks – 94.2%
Airlines – 1.2%
China Eastern Airlines Corp., Ltd.*	408,000	$204,836
Spring Airlines Co., Ltd.ß	57,588	415,714
		620,550
Auto Components – 0.6%
Hyundai Mobis Co., Ltd.	1,349	295,413
Automobiles – 5.0%
Astra International Tbk PT	750,100	422,907
Chongqing Changan Automobile Co., Ltd. - Class B	583,700	817,477
Great Wall Motor Co., Ltd. - Class H	332,500	278,419
Hyundai Motor Co.	4,110	486,958
Mahindra & Mahindra, Ltd.	14,007	297,807
Yulon Motor Co., Ltd.	384,157	327,305
		2,630,873
Beverages – 3.2%
Arca Continental SAB de CV	90,200	646,707
Fomento Economico Mexicano SAB de CV	73,900	684,002
Vina Concha y Toro SA	235,156	371,353
		1,702,062
Capital Markets – 1.4%
CITIC Securities Co., Ltd. - Class H	167,500	368,935
Haitong International Securities Group, Ltd.	587,609	356,863
		725,798
Commercial Banks – 14.0%
Abu Dhabi Commercial Bank PJSC	153,199	252,804
Atlas Mara, Ltd.*	47,062	183,542
Axis Bank, Ltd.	64,515	513,247
Bangkok Bank PCL (NVDR)	56,300	254,999
Bank Mandiri Persero Tbk PT	564,700	409,448
Bank of China, Ltd. - Class H	660,000	264,009
China Construction Bank Corp. - Class H	1,277,000	848,663
Erste Group Bank AG*	9,034	206,564
Grupo Financiero Banorte SAB de CV	90,900	509,843
Hana Financial Group, Inc.	25,374	515,537
Industrial & Commercial Bank of China, Ltd. - Class H	980,000	544,420
Itau Unibanco Holding SA (ADR)	80,863	763,347
Metropolitan Bank & Trust Co.	140,961	271,415
Moneta Money Bank AS*	88,884	261,886
Qatar National Bank SAQ	9,997	384,894
Sberbank of Russia PJSC (ADR)	59,675	521,499
Shinhan Financial Group Co., Ltd.	15,052	497,072
Turkiye Garanti Bankasi AS	57,670	153,959
		7,357,148
Construction & Engineering – 0.3%
13 Holdings, Ltd.*	502,186	174,964
Construction Materials – 0.2%
BBMG Corp. - Class H	406,480	122,491
Diversified Financial Services – 1.5%
BM&FBovespa SA	90,100	504,951
FirstRand, Ltd.	91,760	282,562
		787,513
Diversified Telecommunication Services – 0.7%
China Telecom Corp., Ltd. - Class H	495,693	221,849
KT Corp.	6,120	157,612
		379,461
Electric Utilities – 1.9%
Power Grid Corp. of India, Ltd.	233,769	566,707
Tenaga Nasional Bhd	118,200	413,852
		980,559
Electrical Equipment – 0.4%
Finolex Cables, Ltd.	35,967	195,087
Electronic Equipment, Instruments & Components – 4.9%
Chroma ATE, Inc.	97,000	230,497
Delta Electronics, Inc.	94,358	460,944
Hangzhou Hikvision Digital Technology Co., Ltd.ß	146,850	477,736
Hon Hai Precision Industry Co., Ltd.	226,454	582,707
Largan Precision Co., Ltd.	6,000	556,880
WPG Holdings, Ltd.	249,000	289,990
		2,598,754

Shares or Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 0.5%
X5 Retail Group NV (GDR)	12,095	$240,129
Food Products – 2.6%
AVI, Ltd.	24,981	141,152
Gruma SAB de CV - Class B	28,170	406,561
Marfrig Global Foods SA*	225,600	394,754
San Miguel Pure Foods Co., Inc.	93,238	416,832
		1,359,299
Health Care Providers & Services – 1.6%
Qualicorp SA	98,400	570,155
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	133,600	296,487
		866,642
Hotels, Restaurants & Leisure – 0.9%
Genting Malaysia Bhd	238,200	263,325
Melco International Development, Ltd.#	223,000	209,607
		472,932
Household Durables – 1.7%
Midea Group Co., Ltd. - Class Aß	245,175	881,081
Independent Power and Renewable Electricity Producers – 1.1%
Beijing Jingneng Clean Energy Co., Ltd. - Class H	1,688,105	552,736
Industrial Conglomerates – 1.0%
Seibu Holdings, Inc.	25,069	423,332
Shun Tak Holdings, Ltd.	332,000	105,259
		528,591
Information Technology Services – 1.8%
Cognizant Technology Solutions Corp. - Class A*	11,290	646,240
QIWI PLC (ADR)†	16,947	222,006
Samsung SDS Co., Ltd.	628	78,277
		946,523
Insurance – 2.0%
China Life Insurance Co., Ltd. - Class H	172,000	370,642
Hyundai Marine & Fire Insurance Co., Ltd.	11,116	282,355
Ping An Insurance Group Co. of China, Ltd. - Class H	89,500	395,987
		1,048,984
Internet & Catalog Retail – 0.8%
Ctrip.com International, Ltd. (ADR)*,#	5,634	232,121
JD.com, Inc. (ADR)*,#	8,296	176,124
		408,245
Internet Software & Services – 7.3%
Alibaba Group Holding, Ltd. (ADR)*,†,#	13,016	1,035,162
Baidu, Inc. (ADR)*	1,955	322,868
Mail.Ru Group, Ltd. (GDR)*	13,547	246,377
NAVER Corp.	786	488,839
Tencent Holdings, Ltd.	71,000	1,617,564
Yandex NV - Class A*	6,973	152,360
		3,863,170
Leisure Products – 0.2%
Goodbaby International Holdings, Ltd.	284,000	131,105
Machinery – 0.8%
Iochpe-Maxion SA	98,700	421,007
Marine – 1.2%
First Steamship Co., Ltd.	565,000	142,950
Orient Overseas International, Ltd.	136,000	468,186
		611,136
Media – 2.2%
Naspers, Ltd. - Class N	7,552	1,159,921
Metals & Mining – 1.1%
Baoshan Iron & Steel Co., Ltd. - Class Aß	310,100	226,925
Hyundai Steel Co.	8,540	344,197
		571,122
Multiline Retail – 1.0%
SACI Falabella	34,880	266,059
Woolworths Holdings, Ltd.	45,063	258,461
		524,520
Oil, Gas & Consumable Fuels – 3.4%
China Petroleum & Chemical Corp. - Class H	406,600	293,332
Lukoil PJSC	6,448	269,862
Novatek OJSC (GDR)	1,501	153,395
PetroChina Co., Ltd. - Class H	550,000	374,096
Petroleo Brasileiro SA (ADR)*,#	36,013	257,853
Reliance Industries, Ltd.	18,928	272,746
Sasol, Ltd.	5,273	143,492
		1,764,776

Shares or Contract Amounts		Value
Common Stocks – (continued)
Paper & Forest Products – 0.7%
Empresas CMPC SA	181,608	$377,952
Pharmaceuticals – 2.4%
Lupin, Ltd.	7,217	165,035
Yunnan Baiyao Group Co., Ltd. - Class Aß	111,873	1,085,412
		1,250,447
Real Estate Investment Trusts (REITs) – 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	267,645	269,092
Real Estate Management & Development – 4.6%
Belle Corp.	2,603,567	187,460
Central China Real Estate, Ltd.	1,698,794	322,521
China Overseas Land & Investment, Ltd.	90,000	287,229
China Vanke Co., Ltd. - Class Aß	77,700	189,648
CSI Properties, Ltd.	8,630,000	306,560
Emaar Properties PJSC	170,034	289,097
Multiplan Empreendimentos Imobiliarios SA	19,600	367,736
Siam Future Development PCL	1,646,240	279,442
Six of October Development & Investment*	184,788	209,970
		2,439,663
Road & Rail – 0.6%
Globaltrans Investment PLC (GDR)	76,276	300,494
Semiconductor & Semiconductor Equipment – 6.0%
Hua Hong Semiconductor, Ltd. (144A)	451,226	424,104
SK Hynix, Inc.	18,985	539,708
Taiwan Semiconductor Manufacturing Co., Ltd.	434,000	2,194,618
		3,158,430
Specialty Retail – 1.7%
L'Occitane International SA	124,998	255,580
PC Jeweller, Ltd.	110,063	629,602
		885,182
Technology Hardware, Storage & Peripherals – 5.4%
Catcher Technology Co., Ltd.	37,000	276,215
Samsung Electronics Co., Ltd.	2,041	2,541,308
		2,817,523
Textiles, Apparel & Luxury Goods – 0.5%
Belle International Holdings, Ltd.	486,000	286,460
Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp., Ltd.	19,764	368,804
LIC Housing Finance, Ltd.	88,555	651,926
		1,020,730
Tobacco – 0.5%
ITC, Ltd.	50,167	273,273
Transportation Infrastructure – 0.9%
Shanghai International Airport Co., Ltd.ß	126,900	499,216
Wireless Telecommunication Services – 2.0%
China Mobile, Ltd.	76,500	883,616
MTN Group, Ltd.	17,480	171,347
		1,054,963
Total Common Stocks (cost $49,814,080)		49,556,017
Preferred Stocks – 1.8%
Paper & Forest Products – 0.6%
Suzano Papel e Celulose SA	98,200	346,412
Technology Hardware, Storage & Peripherals – 1.2%
Samsung Electronics Co., Ltd.	591	610,270
Total Preferred Stocks (cost $953,649)		956,682
Warrants – 0%
Commercial Banks – 0%
Atlas Mara, Ltd., expires 12/17/17 (144A)* (cost $21,535)	69,975	1,400
Investment Companies – 2.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	896,738	896,738
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	224,000	224,000
Total Investment Companies (cost $1,120,738)		1,120,738
OTC Purchased Options – Calls – 0.2%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price CNH 6.40, expires November 2016* (premiums paid $48,042)	1,585,540	74,465
Total Investments (total cost $51,958,044) – 98.3%		51,709,302
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		892,022
Net Assets – 100%		$52,601,324

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$15,448,985	29.9%
South Korea	6,837,546	13.2
Taiwan	5,062,106	9.8
India	3,934,234	7.6
Brazil	3,626,215	7.0
South Africa	2,340,477	4.5
Mexico	2,247,113	4.4
Russia	2,106,122	4.1
United States	1,841,443	3.6
Hong Kong	1,621,439	3.1
Chile	1,015,364	2.0
Philippines	875,707	1.7
Indonesia	832,355	1.6
Malaysia	677,177	1.3
United Arab Emirates	541,901	1.1
Thailand	534,441	1.0
Japan	423,332	0.8
Turkey	423,051	0.8
Qatar	384,894	0.7
Czech Republic	261,886	0.5
France	255,580	0.5
Egypt	209,970	0.4
Austria	206,564	0.4
United Kingdom	1,400	0.0

Total	$51,709,302	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Japanese Yen	7/21/16	2,000,000	$19,382	$96
Japanese Yen	7/21/16	39,400,000	381,818	(11,275)
Total			$401,200	$(11,179)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $425,504, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $563,604.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	672,700	9,526,300	(9,302,262)	896,738	$—	$6,013(1)	$896,738
Janus Cash Liquidity Fund LLC	1,908,334	22,846,333	(24,530,667)	224,000	—	2,470	224,000

Total					$—	$8,483	$1,120,738
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Airlines	$ -	$ 620,550	$ -
Auto Components	-	295,413	-
Automobiles	-	2,630,873	-
Capital Markets	-	725,798	-
Commercial Banks	1,456,732	5,900,416	-
Construction & Engineering	-	174,964	-
Construction Materials	-	122,491	-
Diversified Financial Services	504,951	282,562
Diversified Telecommunication Services		379,461	-
Electric Utilities	-	980,559	-
Electrical Equipment	-	195,087	-

Electronic Equipment, Instruments & Components	-	2,598,754	-
Food & Staples Retailing	-	240,129	-
Food Products	801,315	557,984	-
Health Care Providers & Services	570,155	296,487	-
Hotels, Restaurants & Leisure	-	472,932	-
Household Durables	-	881,081	-
Independent Power and Renewable Electricity Producers	-	552,736	-
Industrial Conglomerates	-	528,591	-
Information Technology Services	868,246	78,277	-
Insurance	-	1,048,984	-
Internet Software & Services	1,510,390	2,352,780	-
Leisure Products	-	131,105	-
Marine	-	611,136	-
Media	-	1,159,921	-
Metals & Mining	-	571,122	-
Multiline Retail	266,059	258,461	-
Oil, Gas & Consumable Fuels	257,853	1,506,923	-
Pharmaceuticals	-	1,250,447	-
Real Estate Investment Trusts (REITs)	-	269,092	-
Real Estate Management & Development	367,736	1,882,279	189,648
Road & Rail	-	300,494	-
Semiconductor & Semiconductor Equipment	-	3,158,430	-
Specialty Retail	-	885,182	-
Technology Hardware, Storage & Peripherals	-	2,817,523	-
Textiles, Apparel & Luxury Goods	-	286,460	-
Thrifts & Mortgage Finance	-	1,020,730	-
Tobacco	-	273,273	-
Transportation Infrastructure	-	499,216	-
Wireless Telecommunication Services	-	1,054,963	-
All Other	2,909,266	-	-
Preferred Stocks	-	956,682	-
Warrants	1,400	-	-
Investment Companies	-	1,120,738	-
OTC Purchased Options – Calls	-	74,465	-
Total Investments in Securities	$ 9,514,103	$ 42,005,551	$ 189,648

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 96	$ -
Total Assets	$ 9,514,103	$ 42,005,647	$ 189,648

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 11,275	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $309,397 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $183,183 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $487,756.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market.

A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended June 30, 2016, the average ending monthly market value amounts on purchased call options is $62,291.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended June 30, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(2,714). There were no total return swaps held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 52,594,466	$ 3,077,275	$ (3,962,439)	$ (885,164)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Enterprise Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 94.5%
Aerospace & Defense – 2.4%
HEICO Corp. - Class A	903,513	$48,473,472
Teledyne Technologies, Inc.*	1,062,538	105,244,389
TransDigm Group, Inc.*	161,765	42,655,813
		196,373,674
Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.#	1,976,829	96,943,694
Airlines – 0.7%
Ryanair Holdings PLC (ADR)	881,324	61,287,271
Biotechnology – 3.3%
AbbVie, Inc.	687,244	42,547,276
Celgene Corp.*,†	1,236,982	122,003,535
Medivation, Inc.*	1,839,912	110,946,694
		275,497,505
Building Products – 1.4%
Allegion PLC	885,121	61,453,951
AO Smith Corp	622,356	54,835,787
		116,289,738
Capital Markets – 2.2%
LPL Financial Holdings, Inc.#	2,512,177	56,599,348
TD Ameritrade Holding Corp.	4,453,657	126,817,883
		183,417,231
Chemicals – 0.4%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)#	1,920,011	31,180,979
Commercial Services & Supplies – 2.5%
Edenred#	2,215,752	45,711,331
Ritchie Bros Auctioneers, Inc. (U.S. Shares)†,#	4,696,766	158,656,755
		204,368,086
Containers & Packaging – 1.2%
Sealed Air Corp.	2,141,606	98,449,628
Diversified Consumer Services – 1.4%
ServiceMaster Global Holdings, Inc.*	2,918,691	116,163,902
Diversified Financial Services – 2.9%
FactSet Research Systems, Inc.	172,635	27,866,742
Markit, Ltd.*	3,002,941	97,895,877
MSCI, Inc.	1,459,402	112,549,082
		238,311,701
Electrical Equipment – 3.0%
AMETEK, Inc.†	986,751	45,617,499
Sensata Technologies Holding NV*	5,819,214	203,032,376
		248,649,875
Electronic Equipment, Instruments & Components – 5.5%
Amphenol Corp. - Class A	1,334,772	76,522,479
Belden, Inc.	1,294,101	78,124,877
Flextronics International, Ltd.*	9,005,350	106,263,130
National Instruments Corp.#	3,466,441	94,980,483
TE Connectivity, Ltd. (U.S. Shares)	1,807,115	103,204,338
		459,095,307
Food Products – 0.9%
Mead Johnson Nutrition Co.	825,531	74,916,938
Health Care Equipment & Supplies – 7.9%
Boston Scientific Corp.*	7,851,452	183,488,433
DexCom, Inc.*	563,555	44,706,818
Masimo Corp.*	870,802	45,730,167
STERIS PLC	1,353,336	93,041,850
Teleflex, Inc.	774,025	137,242,373
Varian Medical Systems, Inc.*	1,839,446	151,257,645
		655,467,286
Health Care Providers & Services – 1.5%
Henry Schein, Inc.*,†	728,487	128,796,502
Health Care Technology – 2.7%
athenahealth, Inc.*,#	1,101,902	152,073,495
IMS Health Holdings, Inc.*	2,716,252	68,884,151
		220,957,646
Hotels, Restaurants & Leisure – 2.0%
Aramark	1,167,484	39,017,315
Dunkin' Brands Group, Inc.	2,860,368	124,769,252
		163,786,567

Shares		Value
Common Stocks – (continued)
Industrial Conglomerates – 0.7%
Roper Industries, Inc.	344,960	$58,836,378
Information Technology Services – 9.6%
Amdocs, Ltd. (U.S. Shares)	2,646,275	152,742,993
Broadridge Financial Solutions, Inc.	1,962,683	127,966,932
Fidelity National Information Services, Inc.	1,197,650	88,242,852
Gartner, Inc.*	744,155	72,488,138
Global Payments, Inc.	1,218,326	86,964,110
Jack Henry & Associates, Inc.	1,544,084	134,752,211
WEX, Inc.*	1,498,920	132,909,236
		796,066,472
Insurance – 1.7%
Aon PLC	1,289,437	140,845,203
Internet Software & Services – 2.8%
Cimpress NV*,#	1,209,884	111,890,072
CoStar Group, Inc.*	544,328	119,022,760
		230,912,832
Leisure Products – 0.6%
Polaris Industries, Inc.#	627,430	51,298,677
Life Sciences Tools & Services – 3.9%
Mettler-Toledo International, Inc.*	83,705	30,545,629
PerkinElmer, Inc.	2,728,703	143,038,611
Quintiles Transnational Holdings, Inc.*	782,140	51,089,385
Waters Corp.*	684,572	96,285,052
		320,958,677
Machinery – 2.0%
Middleby Corp.*,#	552,743	63,703,631
Rexnord Corp.*,†	3,904,927	76,653,717
Wabtec Corp.	420,064	29,501,095
		169,858,443
Media – 1.3%
Omnicom Group, Inc.#	1,349,054	109,934,410
Multiline Retail – 1.1%
Dollar General Corp.	526,813	49,520,422
Dollar Tree, Inc.*	468,746	44,174,623
		93,695,045
Oil, Gas & Consumable Fuels – 0.9%
World Fuel Services Corp.	1,613,515	76,625,827
Professional Services – 2.5%
Verisk Analytics, Inc.*	2,516,642	204,049,333
Real Estate Investment Trusts (REITs) – 5.7%
Crown Castle International Corp.	2,656,463	269,445,042
Lamar Advertising Co. - Class A	3,106,010	205,928,463
		475,373,505
Road & Rail – 0.7%
Canadian Pacific Railway, Ltd. (U.S. Shares)	467,277	60,180,605
Semiconductor & Semiconductor Equipment – 5.1%
KLA-Tencor Corp.	1,243,170	91,062,202
Lam Research Corp.#	1,194,124	100,378,063
Microchip Technology, Inc.#	1,481,147	75,183,022
ON Semiconductor Corp.*	7,326,543	64,620,109
Xilinx, Inc.	2,071,340	95,550,914
		426,794,310
Software – 8.2%
Apptio, Inc.*,§	181,903	4,128,216
Atlassian Corp PLC - Class A*	1,667,754	43,194,829
Cadence Design Systems, Inc.*	5,185,404	126,005,317
Constellation Software, Inc.	364,242	140,985,170
Intuit, Inc.	954,670	106,550,719
NICE Systems, Ltd. (ADR)	2,269,298	144,894,677
SS&C Technologies Holdings, Inc.#	4,268,384	119,856,223
		685,615,151
Specialty Retail – 0.9%
Monro Muffler Brake, Inc.#	323,388	20,554,541
Williams-Sonoma, Inc.#	1,038,046	54,113,338
		74,667,879
Textiles, Apparel & Luxury Goods – 3.3%
Carter's, Inc.	609,600	64,904,112
Gildan Activewear, Inc.#	4,796,005	140,666,827
Wolverine World Wide, Inc.	3,224,442	65,520,661
		271,091,600
Trading Companies & Distributors – 0.4%
Fastenal Co.#	735,087	32,630,512
Total Common Stocks (cost $6,137,110,842)		7,849,388,389

Shares		Value
Investment Companies – 11.1%
Investments Purchased with Cash Collateral from Securities Lending – 5.1%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	426,328,848	$426,328,848
Money Markets – 6.0%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	494,224,495	494,224,495
Total Investment Companies (cost $920,553,343)		920,553,343
Total Investments (total cost $7,057,664,185) – 105.6%		8,769,941,732
Liabilities, net of Cash, Receivables and Other Assets – (5.6)%		(464,265,796)
Net Assets – 100%		$8,305,675,936

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,845,287,411	89.5%
Canada	531,670,336	6.1
Israel	144,894,677	1.6
United Kingdom	97,895,877	1.1
Ireland	61,287,271	0.7
France	45,711,331	0.5
Australia	43,194,829	0.5

Total	$8,769,941,732	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	7/28/16	13,600,000	$15,104,767	$153,120
Citibank NA:
Canadian Dollar	7/13/16	21,015,000	16,268,716	(78,760)
Euro	7/13/16	11,598,000	12,873,314	149,090

			29,142,030	70,330
Credit Suisse International:
Canadian Dollar	7/21/16	5,317,000	4,116,352	58,730
Euro	7/21/16	2,900,000	3,219,943	66,784

			7,336,295	125,514
HSBC Securities (USA), Inc.:
Canadian Dollar	7/13/16	2,400,000	1,857,955	23,538
Canadian Dollar	7/13/16	16,868,000	13,058,326	(65,030)
Euro	7/13/16	19,900,000	22,088,201	194,346

			37,004,482	152,854
JPMorgan Chase & Co.:
Euro	7/28/16	21,440,000	23,812,221	331,685
RBC Capital Markets Corp.:
Canadian Dollar	7/21/16	26,710,000	20,678,532	293,283
Euro	7/21/16	18,300,000	20,318,949	402,196

			40,997,481	695,479
Total			$153,397,276	$1,528,982

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $168,155,750.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	264,914,184	1,616,918,636	(1,455,503,972)	426,328,848	$—	$2,992,764(1)	$426,328,848
Janus Cash Liquidity Fund LLC	336,826,661	1,217,866,834	(1,060,469,000)	494,224,495	—	954,554	494,224,495

Total					$—	$3,947,318	$920,553,343

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$ 158,656,755	$ 45,711,331	$ -
Software	681,486,935	-	4,128,216
All Other	6,959,405,152	-	-
Investment Companies	-	920,553,343	-
Total Investments in Securities	$ 7,799,548,842	$ 966,264,674	$ 4,128,216

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$1,672,772	$ -

Total Assets	$ 7,799,548,842	$ 967,937,446	$ 4,128,216

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 143,790	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $159,401,312.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,055,696,803	$1,925,956,130	$(211,711,201)	$ 1,714,244,929

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Forty Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 97.1%
Automobiles – 0.8%
Tesla Motors, Inc.*,#	81,150	$17,226,522
Biotechnology – 5.0%
Celgene Corp.*	812,285	80,115,670
Regeneron Pharmaceuticals, Inc.*	76,844	26,836,230
		106,951,900
Capital Markets – 1.9%
Charles Schwab Corp.	943,921	23,890,640
E*TRADE Financial Corp.*	712,332	16,732,679
		40,623,319
Construction Materials – 3.2%
Vulcan Materials Co.	563,772	67,855,598
Consumer Finance – 1.5%
Synchrony Financial	1,239,294	31,329,352
Diversified Financial Services – 5.0%
Intercontinental Exchange, Inc.	268,605	68,752,136
S&P Global, Inc.	348,506	37,380,754
		106,132,890
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	367,946	57,782,240
Health Care Equipment & Supplies – 3.8%
Boston Scientific Corp.*	2,842,156	66,421,186
DexCom, Inc.*	173,270	13,745,509
		80,166,695
Hotels, Restaurants & Leisure – 4.0%
Chipotle Mexican Grill, Inc.*,#	56,916	22,923,488
Norwegian Cruise Line Holdings, Ltd.*	616,186	24,548,850
Starbucks Corp.	656,759	37,514,074
		84,986,412
Industrial Conglomerates – 5.3%
General Electric Co.	3,591,181	113,050,378
Information Technology Services – 4.0%
MasterCard, Inc. - Class A	965,342	85,008,016
Internet & Catalog Retail – 7.5%
Amazon.com, Inc.*	149,663	107,101,836
Ctrip.com International, Ltd. (ADR)*,#	528,704	21,782,605
Priceline Group, Inc.*	23,260	29,038,017
		157,922,458
Internet Software & Services – 10.8%
Alphabet, Inc. - Class C*	156,645	108,414,004
CoStar Group, Inc.*	291,322	63,700,468
Facebook, Inc. - Class A*	496,419	56,730,763
		228,845,235
Life Sciences Tools & Services – 1.8%
Quintiles Transnational Holdings, Inc.*	579,300	37,839,876
Media – 2.1%
Time Warner, Inc.	616,413	45,331,012
Pharmaceuticals – 7.7%
Bristol-Myers Squibb Co.	892,389	65,635,211
Zoetis, Inc.	2,051,189	97,349,430
		162,984,641
Professional Services – 2.0%
Nielsen Holdings PLC	814,267	42,317,456
Real Estate Investment Trusts (REITs) – 3.3%
Crown Castle International Corp.	690,669	70,054,557
Road & Rail – 1.3%
Canadian Pacific Railway, Ltd. (U.S. Shares)	207,399	26,710,917
Semiconductor & Semiconductor Equipment – 1.4%
NXP Semiconductors NV*	390,624	30,601,484
Software – 10.4%
Activision Blizzard, Inc.	1,236,532	49,003,763
Adobe Systems, Inc.*	721,205	69,084,227
Salesforce.com, Inc.*	776,385	61,652,733
Workday, Inc. - Class A*,#	552,843	41,280,787
		221,021,510
Specialty Retail – 6.8%
Advance Auto Parts, Inc.	222,657	35,988,051
Lowe's Cos., Inc.	1,362,379	107,859,545
		143,847,596

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.	501,192	$47,913,955
Textiles, Apparel & Luxury Goods – 2.5%
NIKE, Inc. - Class B	967,283	53,394,022
Total Common Stocks (cost $1,625,085,863)		2,059,898,041
Investment Companies – 6.8%
Investments Purchased with Cash Collateral from Securities Lending – 2.6%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	54,808,447	54,808,447
Money Markets – 4.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	88,404,425	88,404,425
Total Investment Companies (cost $143,212,872)		143,212,872
Total Investments (total cost $1,768,298,735) – 103.9%		2,203,110,913
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(82,148,722)
Net Assets – 100%		$2,120,962,191

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,124,015,907	96.4%
Netherlands	30,601,484	1.4
Canada	26,710,917	1.2
China	21,782,605	1.0

Total	$2,203,110,913	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	—	288,027,556	(233,219,109)	54,808,447	$—	$189,743(1)	$54,808,447
Janus Cash Liquidity Fund LLC	85,185,340	525,307,085	(522,088,000)	88,404,425	—	146,282	88,404,425

Total					$—	$336,025	$143,212,872
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,059,898,041	$ -	$ -
Investment Companies	-	143,212,872	-
Total Assets	$ 2,059,898,041	$ 143,212,872	$ -

Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital.The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,769,371,737	$490,662,094	$(56,922,918)	$ 433,739,176

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 95.6%
Aerospace & Defense – 3.7%
General Dynamics Corp.	189,222	$26,347,271
Honeywell International, Inc.	729,910	84,903,131
Northrop Grumman Corp.	406,072	90,261,684
TransDigm Group, Inc.*	289,899	76,443,467
		277,955,553
Airlines – 0.6%
Southwest Airlines Co.	1,157,713	45,393,927
Auto Components – 0.6%
Delphi Automotive PLC	734,880	46,003,488
Beverages – 2.0%
Coca-Cola Co.	3,312,392	150,150,729
Biotechnology – 2.7%
Amgen, Inc.	748,263	113,848,216
Celgene Corp.*	697,061	68,751,127
Regeneron Pharmaceuticals, Inc.*	55,610	19,420,680
		202,020,023
Building Products – 0.4%
Allegion PLC	394,276	27,374,583
Consumer Finance – 0.7%
Synchrony Financial	1,998,689	50,526,858
Containers & Packaging – 0.9%
Ball Corp.	917,870	66,352,822
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings, Inc.*	914,537	36,398,573
Diversified Financial Services – 2.3%
Intercontinental Exchange, Inc.	355,342	90,953,338
Markit, Ltd.*	978,044	31,884,234
S&P Global, Inc.	478,380	51,311,039
		174,148,611
Electrical Equipment – 0.4%
Sensata Technologies Holding NV*	838,109	29,241,623
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp. - Class A	1,237,833	70,964,966
Food & Staples Retailing – 2.4%
Costco Wholesale Corp.	525,203	82,477,879
Kroger Co.	2,540,571	93,467,607
		175,945,486
Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp.*	2,395,889	55,991,926
Teleflex, Inc.	349,984	62,055,663
		118,047,589
Health Care Providers & Services – 0.8%
Aetna, Inc.	292,057	35,668,921
AmerisourceBergen Corp.	339,899	26,960,789
		62,629,710
Health Care Technology – 1.0%
athenahealth, Inc.*	522,769	72,147,350
Hotels, Restaurants & Leisure – 5.8%
Aramark	2,436,613	81,431,607
Dunkin' Brands Group, Inc.	2,230,239	97,283,025
McDonald's Corp.	871,667	104,896,407
Norwegian Cruise Line Holdings, Ltd.*	2,398,690	95,563,810
Starbucks Corp.	893,761	51,051,628
		430,226,477
Household Products – 2.1%
Colgate-Palmolive Co.	549,617	40,231,964
Kimberly-Clark Corp.	862,975	118,641,803
		158,873,767
Industrial Conglomerates – 2.0%
General Electric Co.	3,248,732	102,270,083
Roper Industries, Inc.	298,352	50,886,917
		153,157,000
Information Technology Services – 5.1%
Broadridge Financial Solutions, Inc.	447,883	29,201,972
Cognizant Technology Solutions Corp. - Class A*	1,154,581	66,088,217
Fidelity National Information Services, Inc.	679,975	50,100,558
MasterCard, Inc. - Class A	1,078,911	95,008,903

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Visa, Inc. - Class A	1,930,168	$143,160,561
		383,560,211
Internet & Catalog Retail – 3.5%
Amazon.com, Inc.*	321,305	229,932,284
Ctrip.com International, Ltd. (ADR)*	775,116	31,934,779
		261,867,063
Internet Software & Services – 10.9%
Alibaba Group Holding, Ltd. (ADR)*	842,720	67,021,522
Alphabet, Inc. - Class A*	72,090	50,717,478
Alphabet, Inc. - Class C*	559,404	387,163,508
CoStar Group, Inc.*	356,966	78,054,186
Facebook, Inc. - Class A*	2,041,511	233,303,877
		816,260,571
Leisure Products – 0.8%
Mattel, Inc.	448,400	14,030,436
Polaris Industries, Inc.	601,429	49,172,835
		63,203,271
Life Sciences Tools & Services – 1.4%
Quintiles Transnational Holdings, Inc.*	909,539	59,411,088
Thermo Fisher Scientific, Inc.	310,454	45,872,683
		105,283,771
Media – 2.9%
Comcast Corp. - Class A	2,374,274	154,778,922
Liberty Global PLC - Class C*	1,980,994	56,755,478
Liberty Global PLC LiLAC*	247,166	8,030,423
		219,564,823
Multiline Retail – 2.0%
Dollar General Corp.	740,774	69,632,756
Dollar Tree, Inc.*	858,439	80,899,291
		150,532,047
Oil, Gas & Consumable Fuels – 0.5%
Anadarko Petroleum Corp.	304,771	16,229,056
Antero Resources Corp.*	903,830	23,481,503
		39,710,559
Personal Products – 1.0%
Estee Lauder Cos., Inc. - Class A	819,428	74,584,337
Pharmaceuticals – 8.3%
Allergan PLC*	707,013	163,383,634
Bristol-Myers Squibb Co.	3,074,607	226,137,345
Eli Lilly & Co.	1,414,015	111,353,681
Jazz Pharmaceuticals PLC*	381,338	53,886,873
Mallinckrodt PLC*	609,840	37,066,075
Zoetis, Inc.	640,291	30,388,211
		622,215,819
Professional Services – 2.2%
Equifax, Inc.	28,722	3,687,905
Nielsen Holdings PLC	950,575	49,401,383
Verisk Analytics, Inc.*	1,362,590	110,478,797
		163,568,085
Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp.	1,057,387	120,129,737
Colony Starwood Homesß	616,278	16,872,459
		137,002,196
Real Estate Management & Development – 1.4%
CBRE Group, Inc. - Class A*	2,553,411	67,614,323
Colony American Homes Holdings III LP£,§	6,344,053	39,468,891
		107,083,214
Road & Rail – 0.5%
Canadian Pacific Railway, Ltd. (U.S. Shares)	260,268	33,519,916
Semiconductor & Semiconductor Equipment – 2.3%
Broadcom, Ltd.	509,571	79,187,333
NXP Semiconductors NV*	652,275	51,099,224
Taiwan Semiconductor Manufacturing Co., Ltd.	7,516,814	38,010,447
		168,297,004
Software – 11.2%
Adobe Systems, Inc.*	1,537,279	147,255,955
ANSYS, Inc.*	553,478	50,228,129
Cadence Design Systems, Inc.*	4,446,680	108,054,324
Microsoft Corp.	3,848,220	196,913,417
NetSuite, Inc.*	573,630	41,760,264
Salesforce.com, Inc.*	1,381,862	109,733,661
SS&C Technologies Holdings, Inc.	1,820,814	51,128,457
Tyler Technologies, Inc.*	207,816	34,645,005

Shares		Value
Common Stocks – (continued)
Software – (continued)
Ultimate Software Group, Inc.*	271,461	$57,085,534
Workday, Inc. - Class A*	512,360	38,257,921
		835,062,667
Specialty Retail – 3.5%
AutoZone, Inc.*	80,673	64,041,454
Home Depot, Inc.	1,234,249	157,601,255
Sally Beauty Holdings, Inc.*	1,471,649	43,281,197
		264,923,906
Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	2,031,937	194,253,177
Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc. - Class B	1,197,720	66,114,144
Tobacco – 0.6%
Altria Group, Inc.	612,821	42,260,136
Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.*	1,237,317	53,538,707
Total Common Stocks (cost $5,923,267,556)		7,149,964,759
Investment Companies – 3.8%
Money Markets – 3.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $288,122,013)	288,122,013	288,122,013
Total Investments (total cost $6,211,389,569) – 99.4%		7,438,086,772
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		43,396,057
Net Assets – 100%		$7,481,482,829

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,184,616,650	96.6%
China	98,956,301	1.3
Netherlands	51,099,224	0.7
Taiwan	38,010,447	0.5
Canada	33,519,916	0.5
United Kingdom	31,884,234	0.4

Total	$7,438,086,772	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Colony American Homes Holdings III LP
6,344,053	—	—	6,344,053	$—	$1,084,967	$39,468,891
Janus Cash Liquidity Fund LLC
—	1,713,123,296	(1,425,001,283)	288,122,013	—	520,326	288,122,013

Total				$—	$1,605,293	$327,590,904

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$43,865,913	$39,468,891	0.5%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$ 120,129,737	$ 16,872,459	$ -
Real Estate Management & Development	67,614,323	-	39,468,891
Semiconductor & Semiconductor Equipment	130,286,557	38,010,447	-
All Other	6,737,582,345	-	-

Investment Companies	-	288,122,013	-
Total Assets	$ 7,055,612,962	$ 343,004,919	$ 39,468,891

Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital.The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $11,734,702. There were no forward currency contracts held at June 30, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities, and ETFs, for the purpose of decreasing exposure to individual equity risk.

During the period ended June 30, 2016, the average ending monthly market value amounts on purchased put options is $1,149,277. There were no purchased put options held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$6,205,952,304	$1,451,524,749	$(219,390,281)	$1,232,134,468

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 0.3%
Consumer Non-Cyclical – 0.3%
PTC Therapeutics, Inc., 3.0000%, 8/15/22 (144A) (cost $27,279,000)	$27,279,000	$12,718,834
Common Stocks – 98.5%
Biotechnology – 33.8%
AbbVie, Inc.	1,477,826	91,492,208
ACADIA Pharmaceuticals, Inc.*,#	609,618	19,788,200
Acerta Pharma BV*,§	143,797,410	17,110,454
Achillion Pharmaceuticals, Inc.*,#	3,152,193	24,587,105
Actelion, Ltd.*	361,036	60,599,197
Aduro Biotech, Inc.*,#	979,024	11,072,761
Alder Biopharmaceuticals, Inc.*,#	1,782,465	44,508,151
Alexion Pharmaceuticals, Inc.*	511,464	59,718,537
Alkermes PLC*	314,591	13,596,623
Alnylam Pharmaceuticals, Inc.*	208,705	11,581,040
AMAG Pharmaceuticals, Inc.*,#	1,053,183	25,192,137
Amgen, Inc.	907,600	138,091,340
Amicus Therapeutics, Inc.*,#	3,055,670	16,683,958
Ascendis Pharma A/S (ADR)*,#	662,894	8,796,603
Avexis, Inc.*,#	40,235	1,529,735
Avexis, Inc. (PP)*,§	380,689	13,750,106
Axovant Sciences, Ltd.*,#	1,988,106	25,527,281
Biogen, Inc.*	220,028	53,207,171
Celgene Corp.*	1,211,947	119,534,333
DBV Technologies SA (ADR)*,#	1,070,730	34,927,213
Dimension Therapeutics, Inc.*	731,802	4,390,812
Edge Therapeutics, Inc.*,#,£	1,616,090	16,338,670
Exelixis, Inc.*,#	2,015,811	15,743,484
FibroGen, Inc.*,#	903,652	14,828,929
Gilead Sciences, Inc.	969,957	80,913,813
Global Blood Therapeutics, Inc.*,#	763,088	12,659,630
Heron Therapeutics, Inc.*,#	1,330,793	24,020,814
Incyte Corp.*	328,637	26,284,387
Insmed, Inc.*	1,562,373	15,404,998
Ironwood Pharmaceuticals, Inc.*,#	2,587,339	33,829,457
La Jolla Pharmaceutical Co.*,#	767,652	12,282,432
Medivation, Inc.*	454,473	27,404,722
Neurocrine Biosciences, Inc.*	786,721	35,756,469
Novavax, Inc.*,#	3,442,915	25,029,992
Ophthotech Corp.*	259,956	13,265,555
OvaScience, Inc.*,#,£	1,802,006	9,388,451
ProQR Therapeutics NV*	273,228	1,322,424
Puma Biotechnology, Inc.*	731,988	21,805,923
Regeneron Pharmaceuticals, Inc.*	182,113	63,599,323
REGENXBIO, Inc.*,#	192,081	1,536,648
RPI International Holdings LP§	127,226	14,904,526
Solid GT LLC*,§	22,518	7,093,170
Spark Therapeutics, Inc.*,#	246,071	12,581,610
Vertex Pharmaceuticals, Inc.*	252,899	21,754,372
Voyager Therapeutics, Inc.*,#	263,074	2,891,183
		1,306,325,947
Health Care Equipment & Supplies – 10.2%
Baxter International, Inc.	633,620	28,652,296
Boston Scientific Corp.*	3,573,079	83,502,856
DexCom, Inc.*	402,152	31,902,718
Endologix, Inc.*,#	803,329	10,009,479
Globus Medical, Inc. - Class A*	754,904	17,989,362
LDR Holding Corp.*,£	680,404	25,140,928
Medtronic PLC	546,735	47,440,196
STERIS PLC	654,842	45,020,388
Teleflex, Inc.	195,952	34,744,249
Varian Medical Systems, Inc.*	588,684	48,407,485
Wright Medical Group NV*	1,168,191	20,291,478
		393,101,435
Health Care Providers & Services – 14.7%
Aetna, Inc.	850,190	103,833,705
American Renal Associates Holdings, Inc.*	508,414	14,728,754
AmerisourceBergen Corp.	731,332	58,009,254
DaVita HealthCare Partners, Inc.*	550,721	42,581,748
Diplomat Pharmacy, Inc.*,#	1,103,912	38,636,920
Envision Healthcare Holdings, Inc.*	1,990,279	50,493,378

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
HCA Holdings, Inc.*	965,980	$74,390,120
Henry Schein, Inc.*	129,481	22,892,241
Humana, Inc.	387,467	69,697,564
Universal Health Services, Inc. - Class B	688,663	92,349,708
		567,613,392
Health Care Technology – 3.1%
athenahealth, Inc.*,#	515,017	71,077,496
IMS Health Holdings, Inc.*	2,001,610	50,760,830
		121,838,326
Life Sciences Tools & Services – 1.2%
Thermo Fisher Scientific, Inc.	305,630	45,159,889
Pharmaceuticals – 35.0%
Allergan PLC*	436,061	100,769,337
AstraZeneca PLC	1,587,827	94,504,640
Bayer AG	329,242	33,121,125
Bristol-Myers Squibb Co.	1,659,150	122,030,483
Eli Lilly & Co.	1,480,216	116,567,010
Endo International PLC*	1,087,397	16,952,519
Flamel Technologies SA (ADR)*	1,349,981	14,498,796
GW Pharmaceuticals PLC (ADR)*,#	379,438	34,745,138
H Lundbeck A/S*	836,506	31,314,474
Horizon Pharma PLC*,#	2,214,902	36,479,436
Indivior PLC	11,928,499	40,138,315
Ipsen	442,775	27,289,800
Jazz Pharmaceuticals PLC*	318,038	44,941,950
Mallinckrodt PLC*	734,707	44,655,491
Nektar Therapeutics*,#	1,271,423	18,092,349
Novo Nordisk A/S - Class B	994,018	53,463,743
Pfizer, Inc.	3,237,851	114,004,734
Relypsa, Inc.*,#	1,095,700	20,270,450
Roche Holding AG	282,467	74,602,844
Sanofi	1,138,206	95,661,873
Sawai Pharmaceutical Co., Ltd.	498,100	38,385,204
Shire PLC (ADR)	492,682	90,692,903
Teva Pharmaceutical Industries, Ltd. (ADR)	1,777,513	89,284,478
		1,352,467,092
Professional Services – 0.5%
Advisory Board Co.*	548,091	19,396,940
Total Common Stocks (cost $3,474,045,849)		3,805,903,021
Rights – 0%
Biotechnology – 0%
Dyax Corp.*,ß (cost $1,805,712)	1,626,768	1,805,712
Investment Companies – 9.0%
Investments Purchased with Cash Collateral from Securities Lending – 7.8%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	301,040,641	301,040,641
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	45,952,241	45,952,241
Total Investment Companies (cost $346,992,882)		346,992,882
Total Investments (total cost $3,850,123,443) – 107.8%		4,167,420,449
Liabilities, net of Cash, Receivables and Other Assets – (7.8)%		(302,537,888)
Net Assets – 100%		$3,864,882,561

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,344,071,679	80.3%
United Kingdom	260,080,996	6.2
France	172,377,682	4.1
Switzerland	135,202,041	3.3
Denmark	93,574,820	2.3
Israel	89,284,478	2.1
Japan	38,385,204	0.9
Germany	33,121,125	0.8
Netherlands	1,322,424	0.0

Total	$4,167,420,449	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $12,718,834, which represents 0.3% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Edge Therapeutics, Inc.
—	1,618,581(1)	(2,491)	1,616,090	$8,789	$—	$16,338,670
Edge Therapeutics, Inc. (PP)
1,571,915	46,666	(1,618,581)(1)	—	—	—	—
Janus Cash Collateral Fund LLC
207,570,305	1,309,012,093	(1,215,541,757)	301,040,641	—	3,595,574(2)	301,040,641
Janus Cash Liquidity Fund LLC
40,956,098	712,800,482	(707,804,339)	45,952,241	—	121,815	45,952,241
LDR Holding Corp.(3)
899,977	820,521	(1,040,094)	680,404	(3,265,261)	—	N/A
OvaScience, Inc.
1,679,573	247,122	(124,689)	1,802,006	(4,142,488)	—	9,388,451

Total				$(7,398,960)	$3,717,389	$372,720,003
(1)	All or a portion is the result of a corporate action.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(3)	Company was no longer an affiliate as of June 30, 2016.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Acerta Pharma BV	5/11/15	$8,272,388	$17,110,454	0.4%
Avexis, Inc. (PP)	9/3/15	7,999,998	13,750,106	0.4
RPI International Holdings LP	5/21/15	14,999,945	14,904,526	0.4
Solid GT LLC	11/2/15	7,093,170	7,093,170	0.2
Total		$38,365,501	$52,858,256	1.4%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$ -	$ 12,718,834	$ -
Common Stocks
Biotechnology	1,192,868,494	74,349,303	39,108,150
Pharmaceuticals	863,985,074	488,482,018	-
All Other	1,147,109,982	-	-
Rights	-	-	1,805,712
Investment Companies	-	346,992,882	-
Total Assets	$ 3,203,963,550	$ 922,543,037	$ 40,913,862

Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) at cost adjusted by a corporate action.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $7,999,998 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $54,793,117. There were no forward currency contracts held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,922,374,774	$551,535,906	$(306,490,231)	$ 245,045,675

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 0.3%
Real Estate Investment Trusts (REITs) – 0.3%
Consolidated-Tomoka Land Co., 4.5000%, 3/15/20 (cost $653,000)	$653,000	$614,636
Common Stocks – 97.4%
Capital Markets – 1.3%
NorthStar Asset Management Group, Inc., New York	115,264	1,176,845
Tricon Capital Group, Inc.	304,653	2,051,774
		3,228,619
Construction & Engineering – 0%
Brookfield Business Partners LP*	1,639	31,289
Electric Utilities – 1.0%
Brookfield Infrastructure Partners LP	58,457	2,645,764
Health Care Providers & Services – 0.8%
Capital Senior Living Corp.*,†	114,385	2,021,183
Hotels, Restaurants & Leisure – 1.2%
ClubCorp Holdings, Inc.	121,682	1,581,866
Crown Resorts, Ltd.	150,713	1,425,576
		3,007,442
Household Durables – 2.1%
Countryside Properties PLC (144A)*	399,288	1,187,975
First Juken Co., Ltd.	31,815	362,942
New Home Co., Inc.*,†,#	395,148	3,769,712
PDG Realty SA Empreendimentos e Participacoes*	8,716	6,703
		5,327,332
Industrial Conglomerates – 0.6%
Shun Tak Holdings, Ltd.	4,644,000	1,472,363
Information Technology Services – 1.8%
InterXion Holding NV*	125,860	4,641,717
Metals & Mining – 0%
Copper Mountain Mining Corp.*	228,787	86,782
Oil, Gas & Consumable Fuels – 0.8%
Hoegh LNG Partners LP#	111,088	1,982,921
Real Estate Investment Trusts (REITs) – 55.4%
AIMS AMP Capital Industrial REIT	3,664,261	3,797,848
Alexandria Real Estate Equities, Inc.	15,009	1,553,732
American Assets Trust, Inc.	32,505	1,379,512
American Tower Corp.†	80,065	9,096,185
Armada Hoffler Properties, Inc.†	357,439	4,911,212
Ascott Residence Trust	3,482,800	2,821,626
Astro Japan Property Group	770,633	3,949,240
AvalonBay Communities, Inc.	14,072	2,538,448
Boston Properties, Inc.	26,492	3,494,295
Camden Property Trust	40,081	3,543,962
Chatham Lodging Trust	356,236	7,830,067
Colony Capital, Inc.- Class A	107,735	1,653,732
Colony Starwood Homes#	59,167	1,799,860
Colony Starwood Homes - Direct Sharesß	12,708	347,920
Concentradora Fibra Danhos SA de CV	955,358	1,738,412
Concentradora Fibra Hotelera Mexicana SA de CV	1,583,213	1,250,751
Cromwell Property Group	1,569,741	1,190,695
Equinix, Inc.	10,216	3,961,050
General Growth Properties, Inc.	134,800	4,019,736
Gramercy Property Trust	378,755	3,492,121
Great Portland Estates PLC	155,771	1,304,906
Green REIT PLC	1,159,734	1,793,787
Ichigo Hotel REIT Investment Corp.	396	692,996
Ichigo Office REIT Investment	1,755	1,362,785
Invincible Investment Corp.	5,464	3,441,773
Kenedix Retail REIT Corp.	2,302	6,178,520
Lamar Advertising Co. - Class A	21,653	1,435,594
Land Securities Group PLC	136,696	1,934,273
Lexington Realty Trust#	525,509	5,312,896
Mack-Cali Realty Corp.	72,920	1,968,840
Mirvac Group	2,274,241	3,439,710
Mori Hills REIT Investment Corp.	1,824	2,851,265
National Storage REIT#	2,178,560	2,712,197
National Storage REIT*,ß	648,662	807,551
NorthStar Realty Europe Corp.	50,080	463,240
NorthStar Realty Finance Corp.	280,810	3,209,658
OneREIT	37,814	114,455
Pebblebrook Hotel Trust#	85,683	2,249,179

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Physicians Realty Trust	128,055	$2,690,436
Post Properties, Inc.†	35,456	2,164,589
Prologis Property Mexico SA de CV*	1,229,212	1,990,594
Prologis, Inc.	38,594	1,892,650
Pure Industrial Real Estate Trust	362,213	1,444,029
QTS Realty Trust, Inc. - Class A	24,551	1,374,365
Ramco-Gershenson Properties Trust	113,093	2,217,754
Simon Property Group, Inc.	44,513	9,654,870
SL Green Realty Corp.	12,312	1,310,859
Starwood Property Trust, Inc.	174,519	3,616,034
Terreno Realty Corp.	111,923	2,895,448
Unibail-Rodamco SE	5,953	1,559,428
WP Glimcher, Inc.	122,220	1,367,642
		139,822,727
Real Estate Management & Development – 32.4%
ADO Properties SA (144A)	131,367	5,046,755
Aroundtown Property Holdings PLC*,#	2,179,720	11,010,917
Atrium European Real Estate, Ltd.*	1,045,234	4,494,109
Brookfield Asset Management, Inc. - Class A (U.S. Shares)	81,952	2,710,153
CapitaLand, Ltd.	2,318,600	5,327,435
CBRE Group, Inc. - Class A*	52,180	1,381,726
China Resources Land, Ltd.	494,000	1,158,203
Colony American Homes Holdings III LP§	130,827	813,927
Corp. Inmobiliaria Vesta SAB de CV	442,206	683,693
CSI Properties, Ltd.	71,810,000	2,550,878
Cyrela Commercial Properties SA Empreendimentos e Participacoes	130,500	377,872
Daiwa House Industry Co., Ltd.	45,100	1,316,201
Gateway Lifestyle	585,766	1,256,457
Global Logistic Properties, Ltd.	1,058,230	1,428,514
Hang Lung Properties, Ltd.	1,961,000	3,981,493
Hysan Development Co., Ltd.	179,000	798,229
Iguatemi Empresa de Shopping Centers SA	124,300	1,090,208
ISARIA Wohnbau AG*	639,135	3,166,351
Kennedy Wilson Europe Real Estate PLC	421,072	5,412,158
Kennedy-Wilson Holdings, Inc.	471,130	8,932,625
Mitsubishi Estate Co., Ltd.	149,000	2,724,721
Mitsui Fudosan Co., Ltd.	45,000	1,027,407
Phoenix Mills, Ltd.	325,584	1,675,526
Prestige Estates Projects, Ltd.	520,845	1,443,260
Primecity Investment PLC*,#	604,651	2,333,859
St Joe Co.*	341,640	6,053,861
Sun Hung Kai Properties, Ltd.	6,750	81,327
Wharf Holdings, Ltd.	564,080	3,451,113
		81,728,978
Total Common Stocks (cost $238,371,969)		245,997,117
Investment Companies – 8.4%
Investments Purchased with Cash Collateral from Securities Lending – 6.6%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	16,548,472	16,548,472
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	4,618,351	4,618,351
Total Investment Companies (cost $21,166,823)		21,166,823
Total Investments (total cost $260,191,792) – 106.1%		267,778,576
Securities Sold Short – (1.3)%
Common Stocks Sold Short – (1.3)%
Real Estate Investment Trusts (REITs) – (1.3)%
PS Business Parks, Inc. (cost $2,937,210)	29,620	(3,142,090)
Liabilities, net of Cash, Receivables and Other Assets – (4.8)%		(12,169,711)
Net Assets – 100%		$252,466,775

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$140,990,379	52.7%
Germany	21,557,882	8.0
Japan	19,958,610	7.5
Australia	14,781,426	5.5
Singapore	13,375,423	5.0
Hong Kong	12,335,403	4.6
United Kingdom	9,839,312	3.7
Canada	9,052,957	3.4
Mexico	5,663,450	2.1
Netherlands	4,641,717	1.7
Austria	4,494,109	1.7
India	3,118,786	1.2
Norway	1,982,921	0.7
Ireland	1,793,787	0.7
France	1,559,428	0.6
Brazil	1,474,783	0.5
China	1,158,203	0.4

Total	$267,778,576	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(3,142,090)	100.0%

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Credit Suisse International	Equinix, Inc.	65	$380.00	7/16	$37,700	$(42,038)	$(79,738)
Written Put Options:
Credit Suisse International	Equinix, Inc.	75	340.00	8/16	35,025	9,626	(25,399)
Credit Suisse International	Equity Residential	53	60.00	8/16	4,770	2,156	(2,614)
JPMorgan Chase & Co.	NorthStar Realty Finance Corp.	2,289	10.00	9/16	$91,560	$(48,349)	$(139,909)
		2,417			131,355	(36,567)	(167,922)
Total		2,482			$169,055	$(78,605)	$(247,660)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $6,234,730, which represents 2.5% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $11,149,673.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	10,139,613	49,960,438	(43,551,579)	16,548,472	$—	$76,195(1)	$16,548,472
Janus Cash Liquidity Fund LLC	—	65,004,184	(60,385,833)	4,618,351	—	18,095	4,618,351

Total					$—	$94,290	$21,166,823
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$904,688	$813,927	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$ -	$ 614,636	$ -
Common Stocks
Hotels, Restaurants & Leisure	1,581,866	1,425,576	-
Household Durables	3,776,415	1,550,917	-
Industrial Conglomerates	-	1,472,363	-
Real Estate Investment Trusts (REITs)	99,636,207	40,186,520	-
Real Estate Management & Development	21,230,138	59,684,913	813,927
All Other	14,638,275	-	-
Investment Companies	-	21,166,823	-
Total Assets	$ 140,862,901	$ 126,101,748	$ 813,927
Liabilities
Investments in Securities Sold Short:
Common Stocks	$ 3,142,090	$ -	$ -
Other Financial instruments(a)
Options Written, at Value	$ -	$ 247,660	$ -
Total Liabilities	$ 3,142,090	$ 247,660	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaption and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended June 30, 2016, the average ending monthly market value amounts on purchased call options is $17,363.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2016, the average ending monthly market value amounts on written call and put options are $7,974 and $249,591, respectively.

Written option activity for the period ended June 30, 2016 is indicated in the table below:

Number of	Premiums

	Contracts	Received
Options outstanding at September 30, 2015	3,523	$ 230,061
Options written	13,511	895,178
Options closed	(3,130)	(140,850)
Options expired	(10,074)	(751,978)
Options exercised	(1,348)	(63,356)
Options outstanding at June 30, 2016	2,482	$ 169,055

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 263,490,793	$28,293,893	$(24,006,110)	$ 4,287,783

Information on the tax components of securities sold short as of June 30, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (2,937,210)	$ (204,880)	$ -	$ (204,880)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Research Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 3.4%
Honeywell International, Inc.	221,850	$25,805,592
Northrop Grumman Corp.	109,986	24,447,688
Safran SA	472,475	32,106,227
		82,359,507
Airlines – 0.7%
United Continental Holdings, Inc.*	439,718	18,046,027
Auto Components – 0.8%
NGK Spark Plug Co., Ltd.	1,339,600	20,159,208
Beverages – 3.5%
Coca-Cola Co.	926,319	41,990,040
Pernod Ricard SA	183,107	20,392,929
SABMiller PLC	406,021	23,665,457
		86,048,426
Biotechnology – 4.2%
Actelion, Ltd.*	75,957	12,749,236
Alder Biopharmaceuticals, Inc.*	257,975	6,441,636
Amgen, Inc.	215,643	32,810,082
Biogen, Inc.*	61,919	14,973,253
Celgene Corp.*	259,196	25,564,501
Ironwood Pharmaceuticals, Inc.*	664,089	8,682,964
		101,221,672
Building Products – 0.9%
Geberit AG	58,304	22,031,391
Capital Markets – 2.3%
BlackRock, Inc.	42,737	14,638,705
Blackstone Group LP	720,763	17,687,524
E*TRADE Financial Corp.*	623,505	14,646,132
UBS Group AG	711,040	9,202,692
		56,175,053
Chemicals – 2.4%
Air Products & Chemicals, Inc.	196,271	27,878,333
Johnson Matthey PLC	298,701	11,305,181
PPG Industries, Inc.	178,990	18,641,809
		57,825,323
Commercial Banks – 4.7%
BNP Paribas SA	326,506	14,676,998
HDFC Bank Limited-Foreign	699,155	14,169,323
ING Groep NV	1,379,353	14,334,741
JPMorgan Chase & Co.	322,518	20,041,269
Lloyds Banking Group PLC	23,583,824	17,338,770
Mitsubishi UFJ Financial Group, Inc.	4,238,700	18,896,031
US Bancorp	358,084	14,441,528
		113,898,660
Communications Equipment – 0.4%
CommScope Holding Co., Inc.*	326,792	10,140,356
Construction Materials – 0.8%
Vulcan Materials Co.	159,607	19,210,299
Consumer Finance – 1.6%
American Express Co.	267,408	16,247,710
Synchrony Financial	914,303	23,113,580
		39,361,290
Containers & Packaging – 1.0%
Crown Holdings, Inc.*	478,919	24,266,826
Diversified Financial Services – 1.6%
Intercontinental Exchange, Inc.	84,665	21,670,853
S&P Global, Inc.	159,328	17,089,521
		38,760,374
Electric Utilities – 0.8%
Brookfield Infrastructure Partners LP	428,495	19,393,684
Electrical Equipment – 1.9%
ABB, Ltd.*	1,603,912	31,601,189
Sensata Technologies Holding NV*	422,635	14,745,735
		46,346,924
Electronic Equipment, Instruments & Components – 2.1%
Amphenol Corp. - Class A	300,014	17,199,803
Keyence Corp.	51,700	34,874,266
		52,074,069

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.9%
Halliburton Co.	495,565	$22,444,139
Food & Staples Retailing – 1.2%
Kroger Co.	777,766	28,614,011
Food Products – 2.1%
Associated British Foods PLC	267,789	9,707,763
Hershey Co.	364,074	41,318,758
		51,026,521
Health Care Equipment & Supplies – 1.3%
Boston Scientific Corp.*	1,329,457	31,069,410
Health Care Providers & Services – 2.7%
Aetna, Inc.	270,255	33,006,243
Diplomat Pharmacy, Inc.*	366,223	12,817,805
Universal Health Services, Inc. - Class B	154,518	20,720,864
		66,544,912
Hotels, Restaurants & Leisure – 2.1%
Galaxy Entertainment Group, Ltd.	1,754,000	5,226,275
Merlin Entertainments PLC	1,062,579	6,309,992
Norwegian Cruise Line Holdings, Ltd.*	257,495	10,258,601
Starbucks Corp.	494,091	28,222,478
		50,017,346
Household Durables – 0.5%
Sony Corp.	377,400	11,046,634
Household Products – 0.8%
Colgate-Palmolive Co.	270,637	19,810,628
Independent Power and Renewable Electricity Producers – 0.6%
NRG Energy, Inc.	1,046,914	15,693,241
Industrial Conglomerates – 0.3%
Seibu Holdings, Inc.	358,100	6,047,120
Information Technology Services – 3.9%
Amdocs, Ltd. (U.S. Shares)	152,368	8,794,681
Cognizant Technology Solutions Corp. - Class A*	158,706	9,084,331
InterXion Holding NV*	179,031	6,602,663
MasterCard, Inc. - Class A	303,328	26,711,064
Visa, Inc. - Class A	335,244	24,865,047
Worldpay Group PLC*	4,807,033	17,493,972
		93,551,758
Insurance – 2.6%
AIA Group, Ltd.	7,944,100	47,871,873
Prudential PLC	823,124	14,020,038
		61,891,911
Internet & Catalog Retail – 1.8%
Amazon.com, Inc.*	31,050	22,220,001
Ctrip.com International, Ltd. (ADR)*	158,990	6,550,388
Priceline Group, Inc.*	11,006	13,740,000
		42,510,389
Internet Software & Services – 4.3%
Alibaba Group Holding, Ltd. (ADR)*	167,338	13,308,391
Alphabet, Inc. - Class C*	75,039	51,934,492
CoStar Group, Inc.*	47,249	10,331,466
Facebook, Inc. - Class A*	241,619	27,612,219
		103,186,568
Leisure Products – 0.9%
Mattel, Inc.	235,352	7,364,164
Polaris Industries, Inc.	171,244	14,000,909
		21,365,073
Machinery – 1.3%
Dover Corp.	172,611	11,965,395
IMI PLC	895,459	11,569,036
Rexnord Corp.*	361,487	7,095,990
		30,630,421
Media – 2.3%
Comcast Corp. - Class A	368,419	24,017,235
Liberty Global PLC - Class C*	578,608	16,577,119
Liberty Global PLC LiLAC*	63,341	2,057,949
Walt Disney Co.	146,188	14,300,110
		56,952,413
Multiline Retail – 0.6%
Dollar Tree, Inc.*	161,469	15,216,839
Multi-Utilities – 1.4%
National Grid PLC	2,283,542	33,574,540
Oil, Gas & Consumable Fuels – 6.9%
Anadarko Petroleum Corp.	390,194	20,777,830
Canadian Natural Resources, Ltd.	597,562	18,438,474

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Chevron Corp.	306,265	$32,105,760
Enterprise Products Partners LP	1,480,449	43,317,938
MEG Energy Corp.*	805,003	4,218,819
Phillips 66	77,997	6,188,282
Total SA	898,424	43,317,457
		168,364,560
Personal Products – 0.3%
Estee Lauder Cos., Inc. - Class A	80,217	7,301,351
Pharmaceuticals – 5.7%
Bristol-Myers Squibb Co.	175,443	12,903,833
Eli Lilly & Co.	157,523	12,404,936
Indivior PLC	3,699,615	12,448,868
Mallinckrodt PLC*	266,270	16,183,891
Pfizer, Inc.	1,145,771	40,342,597
Sanofi	168,469	14,159,177
Shire PLC	270,682	16,665,436
Teva Pharmaceutical Industries, Ltd. (ADR)	285,712	14,351,314
		139,460,052
Professional Services – 0.9%
Verisk Analytics, Inc.*	274,866	22,286,135
Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	173,060	19,661,347
Simon Property Group, Inc.	105,108	22,797,925
		42,459,272
Real Estate Management & Development – 1.4%
Brookfield Asset Management, Inc. - Class A (U.S. Shares)	506,453	16,748,401
Jones Lang LaSalle, Inc.	186,102	18,135,640
		34,884,041
Road & Rail – 1.3%
Canadian Pacific Railway, Ltd.	244,662	31,502,269
Semiconductor & Semiconductor Equipment – 2.9%
ARM Holdings PLC	1,245,393	18,859,255
Broadcom, Ltd.	85,470	13,282,038
NXP Semiconductors NV*	148,752	11,653,232
Taiwan Semiconductor Manufacturing Co., Ltd.	5,042,000	25,495,998
		69,290,523
Software – 3.5%
Activision Blizzard, Inc.	225,899	8,952,377
Adobe Systems, Inc.*	140,522	13,460,602
Constellation Software, Inc.	24,871	9,626,683
NetSuite, Inc.*	112,448	8,186,214
Nintendo Co., Ltd.	25,300	3,610,458
Salesforce.com, Inc.*	111,169	8,827,930
SS&C Technologies Holdings, Inc.	643,034	18,056,395
Ultimate Software Group, Inc.*	67,562	14,207,613
		84,928,272
Specialty Retail – 1.6%
L'Occitane International SA	7,489,910	15,314,428
Lowe's Cos., Inc.	307,958	24,381,035
		39,695,463
Technology Hardware, Storage & Peripherals – 2.0%
Apple, Inc.	227,225	21,722,710
Samsung Electronics Co., Ltd.	21,814	27,161,244
		48,883,954
Textiles, Apparel & Luxury Goods – 2.4%
Cie Financiere Richemont SA	128,924	7,565,655
Gildan Activewear, Inc.	584,214	17,134,997
NIKE, Inc. - Class B	314,946	17,385,019
Samsonite International SA	5,831,904	16,165,127
		58,250,798
Thrifts & Mortgage Finance – 0.2%
MGIC Investment Corp.*	823,419	4,899,343
Tobacco – 0.8%
British American Tobacco PLC	292,919	19,056,923
Trading Companies & Distributors – 1.3%
Brenntag AG	640,490	30,947,150
Wireless Telecommunication Services – 1.7%
T-Mobile US, Inc.*	444,685	19,241,520
Tower Bersama Infrastructure Tbk PT	12,482,100	6,219,294
Vodafone Group PLC	4,838,252	14,725,896
		40,186,710
Total Common Stocks (cost $2,242,332,306)		2,410,909,779

Shares		Value
Investment Companies – 0.2%
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $5,266,000)	5,266,000	$5,266,000
Total Investments (total cost $2,247,598,306) – 99.5%		2,416,175,779
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		11,544,082
Net Assets – 100%		$2,427,719,861

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,514,563,216	62.7%
United Kingdom	226,741,127	9.4
France	139,967,216	5.8
Canada	117,063,327	4.8
Japan	94,633,717	3.9
Switzerland	83,150,163	3.4
Hong Kong	69,263,275	2.9
Netherlands	32,590,636	1.3
Germany	30,947,150	1.3
South Korea	27,161,244	1.1
Taiwan	25,495,998	1.1
China	19,858,779	0.8
Israel	14,351,314	0.6
India	14,169,323	0.6
Indonesia	6,219,294	0.3

Total	$2,416,175,779	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	54,706,212	137,167,648	(191,873,860)	—	$—	$466,321(1)	$—
Janus Cash Liquidity Fund LLC	11,817,000	260,685,981	(267,236,981)	5,266,000	—	23,644	5,266,000

Total					$—	$489,965	$5,266,000
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 50,253,280	$ 32,106,227	$ -
Auto Components	-	20,159,208	-
Beverages	41,990,040	44,058,386	-
Biotechnology	88,472,436	12,749,236	-
Building Products	-	22,031,391	-
Capital Markets	46,972,361	9,202,692	-
Chemicals	46,520,142	11,305,181	-
Commercial Banks	34,482,797	79,415,863	-
Electrical Equipment	14,745,735	31,601,189	-
Electronic Equipment, Instruments & Components	17,199,803	34,874,266	-
Food Products	41,318,758	9,707,763	-
Hotels, Restaurants & Leisure	38,481,079	11,536,267	-
Household Durables	-	11,046,634	-
Industrial Conglomerates	-	6,047,120	-
Information Technology Services	76,057,786	17,493,972	-
Insurance	-	61,891,911	-
Machinery	19,061,385	11,569,036	-
Multi-Utilities	-	33,574,540	-
Oil, Gas & Consumable Fuels	125,047,103	43,317,457	-
Pharmaceuticals	96,186,571	43,273,481	-
Semiconductor & Semiconductor Equipment	24,935,270	44,355,253	-
Software	81,317,814	3,610,458	-
Specialty Retail	24,381,035	15,314,428	-
Technology Hardware, Storage & Peripherals	21,722,710	27,161,244	-
Textiles, Apparel & Luxury Goods	34,520,016	23,730,782	-
Tobacco	-	19,056,923	-
Trading Companies & Distributors	-	30,947,150	-
Wireless Telecommunication Services	19,241,520	20,945,190	-
All Other	735,918,890	-	-
Investment Companies	-	5,266,000	-
Total Assets	$ 1,678,826,531	$ 737,349,248	$ -

Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. There were no securities on loan as of June 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus

Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,241,218,975	$362,464,626	$(187,507,822)	$ 174,956,804

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Select Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 95.9%
Aerospace & Defense – 2.6%
Northrop Grumman Corp.	125,597	$27,917,701
Safran SA	267,603	18,184,502
		46,102,203
Airlines – 1.7%
United Continental Holdings, Inc.*	737,982	30,286,781
Automobiles – 1.4%
Chongqing Changan Automobile Co., Ltd. - Class Aß	4,899,880	10,110,156
Hyundai Motor Co.	122,031	14,458,379
		24,568,535
Beverages – 5.5%
Coca-Cola Co.	1,233,316	55,906,214
Diageo PLC	1,478,619	41,366,053
		97,272,267
Biotechnology – 2.9%
Amgen, Inc.	164,421	25,016,655
Medivation, Inc.*	418,239	25,219,812
		50,236,467
Capital Markets – 2.4%
Morgan Stanley	1,660,157	43,130,879
Chemicals – 5.5%
Air Products & Chemicals, Inc.	374,419	53,182,475
PPG Industries, Inc.	423,944	44,153,768
		97,336,243
Commercial Banks – 7.1%
Banca Popolare di Milano Scarl	10,385,706	4,337,902
BNP Paribas SA	478,943	21,529,300
Citigroup, Inc.	1,292,776	54,800,775
Intesa Sanpaolo SpA	4,429,700	8,495,540
Mitsubishi UFJ Financial Group, Inc.	6,622,100	29,521,175
Permanent TSB Group Holdings PLC*	3,727,565	7,017,024
		125,701,716
Construction & Engineering – 0.5%
Eiffage SA	126,215	9,012,197
Consumer Finance – 0.5%
Synchrony Financial	377,101	9,533,113
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp.	1,102,400	51,758,036
Electric Utilities – 0.8%
Brookfield Infrastructure Partners LP	315,195	14,265,726
Electrical Equipment – 0.9%
EnerSys	264,747	15,744,504
Energy Equipment & Services – 1.3%
Schlumberger, Ltd. (U.S. Shares)	288,389	22,805,802
Food & Staples Retailing – 1.4%
Kroger Co.	664,629	24,451,701
Food Products – 1.2%
Mead Johnson Nutrition Co.	227,322	20,629,471
Health Care Equipment & Supplies – 1.9%
Boston Scientific Corp.*	1,429,241	33,401,362
Hotels, Restaurants & Leisure – 3.3%
GVC Holdings PLC	4,391,888	33,079,031
Norwegian Cruise Line Holdings, Ltd.*	649,856	25,890,263
		58,969,294
Household Durables – 1.1%
Sony Corp.	630,600	18,457,890
Independent Power and Renewable Electricity Producers – 2.4%
NRG Energy, Inc.	2,805,464	42,053,905
Information Technology Services – 0.7%
Worldpay Group PLC*	3,283,761	11,950,412
Insurance – 3.7%
AIA Group, Ltd.	8,930,400	53,815,407
NN Group NV	411,375	11,426,724
		65,242,131
Internet & Catalog Retail – 2.5%
Ctrip.com International, Ltd. (ADR)*	279,599	11,519,479
Liberty Interactive Corp. QVC Group - Class A*	1,281,989	32,524,061
		44,043,540
Internet Software & Services – 5.0%
Alibaba Group Holding, Ltd. (ADR)*	371,085	29,512,390

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Alphabet, Inc. - Class C*	44,118	$30,534,068
Auto Trader Group PLC (144A)	2,577,666	12,186,293
Tencent Holdings, Ltd.	730,600	16,644,959
		88,877,710
Metals & Mining – 1.2%
Rio Tinto, Ltd.	590,938	20,344,683
Multiline Retail – 1.5%
Dollar General Corp.	284,952	26,785,488
Oil, Gas & Consumable Fuels – 4.6%
Canadian Natural Resources, Ltd. (U.S. Shares)	466,070	14,368,938
MEG Energy Corp.*	1,547,861	8,111,952
Total SA	994,095	47,930,228
Valero Energy Corp.	219,286	11,183,586
		81,594,704
Pharmaceuticals – 6.5%
Allergan PLC*	80,632	18,633,249
AstraZeneca PLC	231,197	13,760,434
Bristol-Myers Squibb Co.	515,149	37,889,209
Eli Lilly & Co.	305,383	24,048,911
Mallinckrodt PLC*	346,732	21,074,371
		115,406,174
Real Estate Investment Trusts (REITs) – 1.0%
Activia Properties, Inc.	3,479	18,363,028
Road & Rail – 0.7%
Kansas City Southern	127,714	11,505,754
Semiconductor & Semiconductor Equipment – 4.0%
ARM Holdings PLC	1,626,611	24,632,121
ON Semiconductor Corp.*	3,348,786	29,536,293
Sumco Corp.	2,504,021	15,927,803
		70,096,217
Software – 3.2%
Adobe Systems, Inc.*	254,040	24,334,492
Nexon Co., Ltd.	1,075,700	15,804,877
Salesforce.com, Inc.*	196,757	15,624,473
		55,763,842
Specialty Retail – 0.7%
L'Occitane International SA	6,119,750	12,512,897
Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	222,406	21,262,014
Samsung Electronics Co., Ltd.	23,409	29,147,225
		50,409,239
Textiles, Apparel & Luxury Goods – 3.6%
Lululemon Athletica, Inc.*	580,765	42,895,303
Samsonite International SA	7,094,400	19,664,569
		62,559,872
Thrifts & Mortgage Finance – 2.9%
LIC Housing Finance, Ltd.	3,096,548	22,796,233
MGIC Investment Corp.*	4,850,928	28,863,022
		51,659,255
Tobacco – 0.2%
British American Tobacco PLC	57,182	3,720,185
Trading Companies & Distributors – 1.5%
Brenntag AG	553,224	26,730,638
Wireless Telecommunication Services – 2.2%
T-Mobile US, Inc.*	461,499	19,969,062
Tower Bersama Infrastructure Tbk PT	37,443,900	18,656,686
		38,625,748
Total Common Stocks (cost $1,633,529,498)		1,691,909,609
Preferred Stocks – 1.0%
Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries, Ltd., 7.0000% (cost $20,238,000)	20,238	16,736,826
Investment Companies – 2.4%
Money Markets – 2.4%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $43,041,943)	43,041,943	43,041,943
Total Investments (total cost $1,696,809,441) – 99.3%		1,751,688,378
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		11,666,962
Net Assets – 100%		$1,763,355,340

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$993,830,480	56.7%
Japan	149,832,809	8.6
United Kingdom	140,694,529	8.0
France	109,169,124	6.2
Hong Kong	73,479,976	4.2
China	67,786,984	3.9
South Korea	43,605,604	2.5
Canada	36,746,616	2.1
Germany	26,730,638	1.5
India	22,796,233	1.3
Australia	20,344,683	1.2
Indonesia	18,656,686	1.1
Israel	16,736,826	1.0
Italy	12,833,442	0.7
Netherlands	11,426,724	0.6
Ireland	7,017,024	0.4

Total	$1,751,688,378	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $12,186,293, which represents 0.7% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	-	41,038,722	(41,038,722)	-	$—	$73,733(1)	$-
Janus Cash Liquidity Fund LLC	23,057,000	384,207,162	(364,222,219)	43,041,943	—	61,510	43,041,943
Total						$135,243	$43,041,943

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 27,917,701	$ 18,184,502	$ -
Automobiles	-	24,568,535	-
Beverages	55,906,214	41,366,053	-
Commercial Banks	54,800,775	70,900,941	-
Construction & Engineering	-	9,012,197	-
Diversified Telecommunication Services	-	51,758,036	-
Hotels, Restaurants & Leisure	25,890,263	33,079,031	-
Household Durables	-	18,457,890	-
Information Technology Services	-	11,950,412	-
Insurance	-	65,242,131	-
Internet Software & Services	60,046,458	28,831,252	-
Metals & Mining	-	20,344,683	-
Oil, Gas & Consumable Fuels	33,664,476	47,930,228	-
Pharmaceuticals	101,645,740	13,760,434	-
Real Estate Investment Trusts (REITs)	-	18,363,028	-
Semiconductor & Semiconductor Equipment	29,536,293	40,559,924	-
Software	39,958,965	15,804,877	-
Specialty Retail	-	12,512,897	-
Technology Hardware, Storage & Peripherals	21,262,014	29,147,225	-
Textiles, Apparel & Luxury Goods	42,895,303	19,664,569	-
Thrifts & Mortgage Finance	28,863,022	22,796,233	-
Tobacco	-	3,720,185	-
Trading Companies & Distributors	-	26,730,638	-
Wireless Telecommunication Services	19,969,062	18,656,686	-
All Other	486,210,736	-	-
Preferred Stocks	-	16,736,826	-
Investment Companies	-	43,041,943	-
Total Assets	$ 1,028,567,022	$ 723,121,356	$ -

Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. There were no securities on loan as of June 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,699,813,948	$199,122,554	$(147,248,124)	$ 51,874,430

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Technology Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 0.3%
Teledyne Technologies, Inc.*	31,787	$3,148,502
Communications Equipment – 1.3%
CommScope Holding Co., Inc.*	448,955	13,931,074
Consumer Finance – 0.9%
American Express Co.	166,630	10,124,439
Electronic Equipment, Instruments & Components – 7.6%
Amphenol Corp. - Class A	714,229	40,946,749
Belden, Inc.	155,767	9,403,654
Flextronics International, Ltd.*	569,330	6,718,094
National Instruments Corp.	347,632	9,525,117
TE Connectivity, Ltd. (U.S. Shares)	287,793	16,435,858
		83,029,472
Household Durables – 0.9%
Sony Corp.	343,700	10,060,223
Information Technology Services – 4.8%
Accenture PLC - Class A (U.S. Shares)	107,786	12,211,076
Amdocs, Ltd. (U.S. Shares)	172,890	9,979,211
Cognizant Technology Solutions Corp. - Class A*	209,958	12,017,996
Computer Sciences Corp.	69,126	3,432,106
Gartner, Inc.*	136,600	13,306,206
InterXion Holding NV*	60,280	2,223,126
		53,169,721
Internet & Catalog Retail – 5.8%
Amazon.com, Inc.*	17,153	12,275,030
Ctrip.com International, Ltd. (ADR)*,#	349,441	14,396,969
Etsy, Inc.*	508,163	4,873,283
JD.com, Inc. (ADR)*,#	116,551	2,474,378
MakeMyTrip, Ltd.*	130,217	1,935,025
Netflix, Inc.*	100,018	9,149,647
Priceline Group, Inc.*	15,034	18,768,596
		63,872,928
Internet Software & Services – 23.7%
Alibaba Group Holding, Ltd. (ADR)*,#	287,518	22,866,307
Alphabet, Inc. - Class C*	143,871	99,573,117
Care.com, Inc.*,#	417,936	4,881,492
ChannelAdvisor Corp.*	360,599	5,225,080
CoStar Group, Inc.*	52,514	11,482,711
Envestnet, Inc.*	225,579	7,514,036
Facebook, Inc. - Class A*	270,826	30,949,995
Mail.Ru Group, Ltd. (GDR)*	136,588	2,484,099
MercadoLibre, Inc.	65,300	9,185,751
Okta, Inc.*,§	554,772	6,665,863
Shutterstock, Inc.*,#	169,186	7,748,719
SPS Commerce, Inc.*	91,237	5,528,962
Tencent Holdings, Ltd.	1,057,900	24,101,700
Zillow Group, Inc. - Class A#	231,689	8,491,402
Zillow Group, Inc. - Class C*,#	359,868	13,056,011
		259,755,245
Media – 1.7%
Walt Disney Co.	194,194	18,996,057
Professional Services – 1.1%
CEB, Inc.	68,309	4,213,299
Verisk Analytics, Inc.*	100,522	8,150,324
		12,363,623
Real Estate Investment Trusts (REITs) – 4.8%
American Tower Corp.	341,541	38,802,473
Equinix, Inc.	35,907	13,922,221
		52,724,694
Semiconductor & Semiconductor Equipment – 14.4%
ARM Holdings PLC	2,751,971	41,673,690
ASML Holding NV	46,658	4,624,239
Broadcom, Ltd.	139,003	21,601,066
Lam Research Corp.#	53,985	4,537,979
Microchip Technology, Inc.#	429,137	21,782,994
NVIDIA Corp.	67,742	3,184,551
NXP Semiconductors NV*	258,428	20,245,250
ON Semiconductor Corp.*	834,201	7,357,653
Taiwan Semiconductor Manufacturing Co., Ltd.	5,129,000	25,935,933

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Texas Instruments, Inc.	115,483	$7,235,010
		158,178,365
Software – 22.3%
Activision Blizzard, Inc.	286,889	11,369,411
Adobe Systems, Inc.*	255,873	24,510,075
ANSYS, Inc.*	111,012	10,074,339
Apptio, Inc.*,§	188,929	4,287,668
Aspen Technology, Inc.*	91,405	3,678,137
Atlassian Corp PLC - Class A*	96,894	2,509,555
AVEVA Group PLC	212,214	4,789,524
Blackbaud, Inc.	109,838	7,458,000
Cadence Design Systems, Inc.*	999,625	24,290,887
Constellation Software, Inc.	36,385	14,083,344
Guidewire Software, Inc.*	83,582	5,162,024
Lyft, Inc.*,§	96,726	2,591,183
NetSuite, Inc.*,#	280,713	20,435,906
Nexon Co., Ltd.	206,400	3,032,562
NICE Systems, Ltd. (ADR)	117,114	7,477,729
Nintendo Co., Ltd.	44,160	6,301,891
PROS Holdings, Inc.*	349,997	6,100,448
Salesforce.com, Inc.*	265,158	21,056,197
ServiceNow, Inc.*	127,470	8,464,008
SS&C Technologies Holdings, Inc.	400,768	11,253,565
Tyler Technologies, Inc.*	51,301	8,552,390
Ultimate Software Group, Inc.*	59,627	12,538,962
Workday, Inc. - Class A*,#	221,365	16,529,325
Zendesk, Inc.*,#	297,956	7,860,079
		244,407,209
Technology Hardware, Storage & Peripherals – 8.6%
Apple, Inc.†	639,716	61,156,850
Samsung Electronics Co., Ltd.	26,548	33,055,685
		94,212,535
Total Common Stocks (cost $815,189,520)		1,077,974,087
Investment Companies – 10.4%
Investments Purchased with Cash Collateral from Securities Lending – 8.6%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	94,113,214	94,113,214
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	20,112,629	20,112,629
Total Investment Companies (cost $114,225,843)		114,225,843
Total Investments (total cost $929,415,363) – 108.6%		1,192,199,930
Securities Sold Short – (0.5)%
Common Stocks Sold Short – (0.5)%
Communications Equipment – (0.2)%
Arista Networks, Inc.*	16,041	(1,032,720)
Palo Alto Networks, Inc.*	8,339	(1,022,695)
		(2,055,415)
Household Durables – (0.1)%
Nikon Corp.	113,200	(1,511,381)
Internet Software & Services – (0.1)%
NetEase, Inc. (ADR)	8,026	(1,550,784)
Semiconductor & Semiconductor Equipment – (0.1)%
Synaptics, Inc.*	17,618	(946,968)
Total Securities Sold Short (proceeds $6,812,192) – (0.5)%		(6,064,548)
Liabilities, net of Cash, Receivables and Other Assets – (8.1)%		(88,415,569)
Net Assets – 100%		$1,097,719,813

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$947,928,701	79.5%
China	63,839,354	5.3
United Kingdom	46,463,214	3.9
South Korea	33,055,685	2.8
Netherlands	27,092,615	2.3
Taiwan	25,935,933	2.2
Japan	19,394,676	1.6
Canada	14,083,344	1.2
Israel	7,477,729	0.6

Australia	2,509,555	0.2
Russia	2,484,099	0.2
India	1,935,025	0.2

Total	$1,192,199,930	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(3,002,383)	49.5%
China	(1,550,784)	25.6
Japan	(1,511,381)	24.9

Total	$(6,064,548)	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/28/16	1,701,000	$2,264,533	$148,965
Japanese Yen	7/28/16	126,000,000	1,221,352	16,418
Japanese Yen	7/28/16	8,505,000	82,441	(2,018)

			3,568,326	163,365
Citibank NA:
Japanese Yen	7/13/16	174,855,000	1,694,000	(98,258)
Credit Suisse International:
British Pound	7/21/16	1,071,000	1,425,724	124,479
HSBC Securities (USA), Inc.:
British Pound	7/13/16	1,487,000	1,979,358	203,577
Japanese Yen	7/13/16	70,200,000	680,099	3,468
Japanese Yen	7/13/16	125,000,000	1,211,003	(69,757)

			3,870,460	137,288
JPMorgan Chase & Co.:
British Pound	7/28/16	2,354,000	3,133,870	236,819
Japanese Yen	7/28/16	666,781,000	6,463,287	(151,823)

			9,597,157	84,996
RBC Capital Markets Corp.:
British Pound	7/21/16	1,271,000	1,691,965	147,034
Japanese Yen	7/21/16	196,600,000	1,905,216	(47,249)

			3,597,181	99,785
Total			$23,752,848	$511,655

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Morgan Stanley & Co.	Tesla Motors, Inc.	60	$180.00	9/16	$49,020	$5,050	$(43,970)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $29,253,600.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	52,489,955	353,446,317	(311,823,058)	94,113,214	$—	$1,059,513(1)	$94,113,214
Janus Cash Liquidity Fund LLC	4,533,000	139,363,985	(123,784,356)	20,112,629	—	34,521	20,112,629

Total					$—	$1,094,034	$114,225,843

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio, Inc.	5/2/13	$4,287,668	$4,287,668	0.4%
Lyft, Inc.	12/17/15	2,591,183	2,591,183	0.2
Okta, Inc.	5/23/14	4,387,063	6,665,863	0.6
Total		$11,265,914	$13,544,714	1.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Household Durables	$ -	$ 10,060,223	$ -
Internet Software & Services	226,503,583	26,585,799	6,665,863
Semiconductor & Semiconductor Equipment	85,944,503	72,233,862	-
Software	223,404,381	14,123,977	6,878,851

Technology Hardware, Storage & Peripherals	61,156,850	33,055,685	-
All Other	311,360,510	-	-
Investment Companies	-	114,225,843	-
Total Investments in Securities	$ 908,369,827	$ 270,285,389	$ 13,544,714
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 880,760	$ -
Total Assets	$ 908,369,827	$ 271,166,149	$ 13,544,714
Liabilities
Investments in Securities Sold Short:
Common Stocks
Household Durables	$ -	$ 1,511,381	$ -
All Other	4,553,167	-	-
Total Investments in Securities Sold Short	$ 4,553,167	$ 1,511,381	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 369,105	$ -
Options Written, at Value	-	43,970	-
Total Liabilities	$ 4,553,167	$ 1,924,456	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) at cost; and/or 2) at market comparable transactions.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $22,716,556.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2016, the average ending monthly market value amounts on written call and put options are $37,954 and $21,680, respectively.

Written option activity for the period ended June 30, 2016 is indicated in the table below:

Number of	Premiums

	Contracts	Received
Options outstanding at September 30, 2015	850	$ 252,450
Options written	2,001	241,607
Options closed	(1,381)	(119,767)
Options expired	(1,240)	(314,900)
Options exercised	(170)	(10,370)
Options outstanding at June 30, 2016	60	$ 49,020

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 932,133,332	$278,387,589	$(18,320,991)	$ 260,066,598

Information on the tax components of securities sold short as of June 30, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (6,812,192)	$ (460,935)	$ 1,208,579	$ 747,644

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Growth and Income Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 5.5%
Boeing Co.	866,002	$112,467,680
Honeywell International, Inc.	790,523	91,953,635
Northrop Grumman Corp.	114,594	25,471,954
		229,893,269
Air Freight & Logistics – 1.5%
United Parcel Service, Inc. - Class B	590,911	63,652,933
Automobiles – 2.1%
General Motors Co.	2,212,189	62,604,949
Harley-Davidson, Inc.	554,805	25,132,666
		87,737,615
Beverages – 1.2%
Coca-Cola Co.	1,055,165	47,830,629
Biotechnology – 3.9%
AbbVie, Inc.	1,734,025	107,353,488
Amgen, Inc.	358,585	54,558,708
		161,912,196
Capital Markets – 1.7%
BlackRock, Inc.	122,423	41,933,550
TD Ameritrade Holding Corp.	1,034,367	29,453,600
		71,387,150
Chemicals – 3.3%
EI du Pont de Nemours & Co.	513,448	33,271,430
LyondellBasell Industries NV - Class A	1,386,337	103,171,200
		136,442,630
Commercial Banks – 5.4%
JPMorgan Chase & Co.	1,206,272	74,957,742
PacWest Bancorp	886,581	35,268,192
US Bancorp	2,812,273	113,418,970
		223,644,904
Commercial Services & Supplies – 1.6%
Waste Management, Inc.	1,000,416	66,297,568
Consumer Finance – 1.0%
American Express Co.	705,504	42,866,423
Distributors – 1.0%
Genuine Parts Co.	429,582	43,495,177
Diversified Financial Services – 2.4%
CME Group, Inc.	1,006,054	97,989,660
Diversified Telecommunication Services – 2.1%
Verizon Communications, Inc.	1,561,921	87,217,669
Electronic Equipment, Instruments & Components – 2.4%
TE Connectivity, Ltd. (U.S. Shares)	1,746,181	99,724,397
Food & Staples Retailing – 3.5%
Kroger Co.	1,753,941	64,527,489
Sysco Corp.	1,626,527	82,529,980
		147,057,469
Food Products – 1.9%
Hershey Co.	712,597	80,872,633
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	487,326	42,285,277
Health Care Providers & Services – 1.4%
Aetna, Inc.	489,736	59,811,458
Hotels, Restaurants & Leisure – 5.2%
Carnival Corp. (U.S. Shares)	1,254,669	55,456,370
McDonald's Corp.	829,780	99,855,725
Six Flags Entertainment Corp.	1,070,322	62,025,160
		217,337,255
Household Durables – 1.2%
Garmin, Ltd.	1,152,328	48,881,754
Household Products – 3.4%
Colgate-Palmolive Co.	834,884	61,113,509
Kimberly-Clark Corp.	571,413	78,557,859
		139,671,368
Industrial Conglomerates – 3.3%
3M Co.	254,577	44,581,524
General Electric Co.	2,983,507	93,920,800
		138,502,324
Information Technology Services – 3.7%
Accenture PLC - Class A (U.S. Shares)	777,459	88,078,330

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Automatic Data Processing, Inc.	712,801	$65,485,028
		153,563,358
Insurance – 1.4%
Travelers Cos., Inc.	505,670	60,194,957
Leisure Products – 0.9%
Hasbro, Inc.	438,645	36,841,794
Machinery – 1.6%
Deere & Co.	511,079	41,417,842
Dover Corp.	376,163	26,075,619
		67,493,461
Media – 4.9%
Comcast Corp. - Class A	1,124,890	73,331,579
Omnicom Group, Inc.	993,973	80,998,860
Time Warner, Inc.	659,467	48,497,203
		202,827,642
Oil, Gas & Consumable Fuels – 2.4%
Chevron Corp.	972,143	101,909,751
Pharmaceuticals – 6.3%
Bristol-Myers Squibb Co.	864,114	63,555,585
Eli Lilly & Co.	1,153,222	90,816,232
Merck & Co., Inc.	755,357	43,516,117
Pfizer, Inc.	1,875,352	66,031,144
		263,919,078
Real Estate Investment Trusts (REITs) – 2.2%
Colony Capital, Inc.- Class A	500,000	7,675,000
Colony Starwood Homesß	233,410	6,390,299
Crown Castle International Corp.	485,065	49,200,143
MGM Growth Properties LLC	218,303	5,824,324
Outfront Media, Inc.	924,740	22,350,966
		91,440,732
Real Estate Management & Development – 0.4%
Colony American Homes Holdings III LP§	2,402,758	14,948,519
Road & Rail – 1.3%
CSX Corp.	1,434,697	37,416,898
Union Pacific Corp.	202,326	17,652,943
		55,069,841
Semiconductor & Semiconductor Equipment – 2.9%
Texas Instruments, Inc.	1,945,897	121,910,447
Software – 3.2%
Microsoft Corp.	2,563,535	131,176,086
Specialty Retail – 2.7%
Home Depot, Inc.	562,587	71,836,734
L Brands, Inc.	614,744	41,267,765
		113,104,499
Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	1,208,921	115,572,848
Textiles, Apparel & Luxury Goods – 1.4%
NIKE, Inc. - Class B	1,060,906	58,562,011
Tobacco – 4.0%
Altria Group, Inc.	2,404,736	165,830,595
Total Common Stocks (cost $3,049,228,949)		4,088,877,377
Preferred Stocks – 1.4%
Pharmaceuticals – 1.4%
Allergan PLC, 5.5000%	16,276	13,567,999
Teva Pharmaceutical Industries, Ltd., 7.0000%	54,762	45,288,174
Total Preferred Stocks (cost $71,038,000)		58,856,173
Investment Companies – 0.2%
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $8,495,000)	8,495,000	8,495,000
Total Investments (total cost $3,128,761,949) – 99.7%		4,156,228,550
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		11,223,471
Net Assets – 100%		$4,167,452,021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,110,940,376	98.9%
Israel	45,288,174	1.1

Total	$4,156,228,550	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	5,038,046	217,550,727	(214,093,773)	8,495,000	$—	$16,343	$8,495,000

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$16,613,870	$14,948,519	0.4%

The Fund has registration rights for certain restricted securities held as of June 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$ 85,050,433	$ 6,390,299	$ -
Real Estate Management & Development	-	-	14,948,519
All Others	3,982,488,126	-	-
Preferred Stocks	-	58,856,173	-
Investment Companies	-	8,495,000	-
Total Assets	$ 4,067,538,559	$ 73,741,472	$ 14,948,519

Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $21,798,947. There were no forward currency contracts held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$3,118,605,136	$1,100,137,375	$ (62,513,961)	$1,037,623,414

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus International Equity Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 96.7%
Aerospace & Defense – 0.8%
Safran SA	23,147	$1,572,915
Air Freight & Logistics – 0.9%
Panalpina Welttransport Holding AG	14,462	1,729,279
Auto Components – 2.2%
Hella KGaA Hueck & Co.	21,357	683,481
NGK Spark Plug Co., Ltd.	233,480	3,513,565
		4,197,046
Beverages – 4.6%
Diageo PLC	194,974	5,454,620
Pernod Ricard SA	31,367	3,493,395
		8,948,015
Biotechnology – 0.8%
Actelion, Ltd.*	9,267	1,555,448
Building Products – 2.0%
Geberit AG	10,372	3,919,278
Capital Markets – 0.4%
Ichigo, Inc.	111,003	434,966
UBS Group AG	27,316	353,540
		788,506
Commercial Banks – 6.2%
Banca Popolare di Milano Scarl	1,472,261	614,934
BNP Paribas SA	51,891	2,332,588
ING Groep NV	264,175	2,745,403
Intesa Sanpaolo SpA	324,848	623,013
Lloyds Banking Group PLC	1,299,363	955,289
Mitsubishi UFJ Financial Group, Inc.	833,200	3,714,387
Permanent TSB Group Holdings PLC*	492,772	927,628
		11,913,242
Construction Materials – 0.4%
Cemex SAB de CV (ADR)	136,942	844,932
Diversified Telecommunication Services – 7.1%
Deutsche Telekom AG	231,192	3,933,073
Nippon Telegraph & Telephone Corp.	161,800	7,596,562
Telstra Corp., Ltd.	548,847	2,283,500
		13,813,135
Electrical Equipment – 4.4%
ABB, Ltd.*	218,349	4,302,037
Schneider Electric SE	71,065	4,205,121
		8,507,158
Electronic Equipment, Instruments & Components – 3.3%
Hexagon AB - Class B	60,956	2,219,635
Keyence Corp.	6,100	4,114,759
		6,334,394
Food Products – 1.3%
Associated British Foods PLC	68,819	2,494,794
Health Care Equipment & Supplies – 2.3%
Essilor International SA	33,395	4,444,017
Hotels, Restaurants & Leisure – 1.6%
Merlin Entertainments PLC	527,936	3,135,081
Household Durables – 1.5%
Sekisui Chemical Co., Ltd.	232,600	2,851,533
Household Products – 3.5%
Reckitt Benckiser Group PLC	67,153	6,754,744
Industrial Conglomerates – 2.1%
Seibu Holdings, Inc.	237,712	4,014,166
Information Technology Services – 0.8%
Worldpay Group PLC*	434,882	1,582,642
Insurance – 4.0%
AIA Group, Ltd.	1,002,711	6,042,428
Prudential PLC	105,345	1,794,312
		7,836,740
Internet & Catalog Retail – 1.1%
Ctrip.com International, Ltd. (ADR)*	50,771	2,091,765
Internet Software & Services – 3.6%
Alibaba Group Holding, Ltd. (ADR)*	32,589	2,591,803
Auto Trader Group PLC (144A)	435,834	2,060,469
Tencent Holdings, Ltd.	99,700	2,271,424
		6,923,696

Shares		Value
Common Stocks – (continued)
Media – 0.8%
Liberty Global PLC - Class A*	49,126	$1,427,602
Liberty Global PLC LiLAC*	6,129	197,722
		1,625,324
Metals & Mining – 2.2%
Rio Tinto, Ltd.	124,395	4,282,644
Multi-Utilities – 1.7%
Suez	213,126	3,356,278
Oil, Gas & Consumable Fuels – 6.4%
Inpex Corp.	282,800	2,206,592
MEG Energy Corp.*	60,284	315,933
PrairieSky Royalty, Ltd.	72,637	1,378,742
Royal Dutch Shell PLC - Class A	141,032	3,867,405
Total SA	96,868	4,670,485
		12,439,157
Pharmaceuticals – 10.6%
Bayer AG	27,124	2,728,623
Indivior PLC	863,750	2,906,440
Novo Nordisk A/S - Class B	98,289	5,286,522
Sanofi	68,890	5,789,942
Sawai Pharmaceutical Co., Ltd.	30,400	2,342,723
Shire PLC	23,511	1,447,533
		20,501,783
Professional Services – 1.6%
SGS SA	1,306	2,995,547
Real Estate Investment Trusts (REITs) – 3.1%
Ichigo Hotel REIT Investment Corp.	346	605,497
Invincible Investment Corp.	3,162	1,991,744
Kenedix Retail REIT Corp.	1,257	3,373,762
		5,971,003
Real Estate Management & Development – 2.1%
Aroundtown Property Holdings PLC*	204,160	1,031,320
Kennedy Wilson Europe Real Estate PLC	236,201	3,035,958
		4,067,278
Semiconductor & Semiconductor Equipment – 3.3%
ARM Holdings PLC	179,851	2,723,522
Sumco Corp.	243,568	1,549,309
Taiwan Semiconductor Manufacturing Co., Ltd.	436,000	2,204,731
		6,477,562
Specialty Retail – 1.3%
Industria de Diseno Textil SA	75,392	2,513,780
Textiles, Apparel & Luxury Goods – 2.5%
Cie Financiere Richemont SA	39,813	2,336,349
Samsonite International SA	901,000	2,497,431
		4,833,780
Tobacco – 1.2%
British American Tobacco PLC	36,137	2,351,026
Trading Companies & Distributors – 3.3%
Brenntag AG	107,157	5,177,604
Travis Perkins PLC	58,693	1,173,969
		6,351,573
Wireless Telecommunication Services – 1.7%
Vodafone Group PLC	1,102,646	3,356,057
Total Common Stocks (cost $185,331,957)		187,375,318
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $5,523,000)	5,523,000	5,523,000
Total Investments (total cost $190,854,957) – 99.6%		192,898,318
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		815,939
Net Assets – 100%		$193,714,257

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$41,226,456	21.4%
Japan	38,309,565	19.9
France	29,864,741	15.5
Switzerland	17,191,478	8.9
Germany	13,554,101	7.0

Hong Kong	8,539,859	4.4
United States	7,148,324	3.7
China	6,954,992	3.6
Netherlands	6,612,808	3.4
Australia	6,566,144	3.4
Denmark	5,286,522	2.7
Spain	2,513,780	1.3
Sweden	2,219,635	1.2
Taiwan	2,204,731	1.2
Canada	1,694,675	0.9
Italy	1,237,947	0.6
Ireland	927,628	0.5
Mexico	844,932	0.4

Total	$192,898,318	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $2,060,469, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	8,300,366	36,327,591	(39,104,957)	5,523,000	$—	$4,116	$5,523,000

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ -	$ -	$ -
Aerospace & Defense	-	1,572,915	-
Air Freight & Logistics	-	1,729,279	-
Auto Components	-	4,197,046	-
Beverages	-	8,948,015	-
Biotechnology	-	1,555,448	-
Building Products	-	3,919,278	-

Capital Markets	-	788,506	-
Commercial Banks	-	11,913,242	-
Diversified Telecommunication Services	-	13,813,135	-
Electrical Equipment	-	8,507,158	-
Electric Equipment, Instruments & Components	-	6,334,394	-
Food Products	-	2,494,794	-
Health Care Equipment & Supplies	-	4,444,017	-
Hotels, Restaurants & Leisure	-	3,135,081	-
Household Durables	-	2,851,533	-
Household Products	-	6,754,744	-
Industrial Conglomerates	-	4,014,166	-
Information Technology Services		1,582,642
Insurance	-	7,836,740	-
Internet Software & Services	2,591,803	4,331,893	-
Metals & Mining	-	4,282,644	-
Multi-Utilities	-	3,356,278	-
Oil, Gas & Consumable Fuels	1,694,675	10,744,482	-
Pharmaceuticals	-	20,501,783	-
Professional Services	-	2,995,547	-
Real Estate Investment Trusts (REITs)	-	5,971,003	-
Real Estate Management & Development	-	4,067,278	-
Semiconductor & Semiconductor Equipment	-	6,477,562	-
Specialty Retail	-	2,513,780	-
Textiles, Apparel & Luxury goods	-	4,833,780	-
Tobacco	-	2,351,026	-
Trading Companies & Distributors	-	6,351,573	-
Wireless Telecommunication Services	-	3,356,057	-
All Other	4,562,021	-	-
Investment Companies	-	5,523,000	-
Total Assets	$8,848,499	$ 184,049,819	$ -

Significant Accounting Policies

Janus International Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital.The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $178,795 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 191,185,951	$24,027,925	$(22,315,558)	$ 1,712,367

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Overseas Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 96.8%
Aerospace & Defense – 1.2%
Safran SA	278,843	$18,948,297
Airlines – 3.2%
United Continental Holdings, Inc.*,†	1,233,828	50,636,301
Auto Components – 0.2%
NGK Spark Plug Co., Ltd.	224,800	3,382,943
Automobiles – 3.2%
Hyundai Motor Co.	178,012	21,091,075
Mahindra & Mahindra, Ltd.	1,387,412	29,498,205
		50,589,280
Beverages – 8.2%
Diageo PLC	2,565,272	71,766,410
Pernod Ricard SA	356,590	39,714,016
Remy Cointreau SA	204,469	17,613,952
		129,094,378
Commercial Banks – 10.0%
Atlas Mara, Ltd.*,£	5,165,711	20,146,273
Banca Popolare di Milano Scarl	25,424,180	10,619,173
BNP Paribas SA	982,260	44,154,252
Intesa Sanpaolo SpA	15,951,094	30,591,949
Mitsubishi UFJ Financial Group, Inc.	8,681,600	38,702,381
Permanent TSB Group Holdings PLC*	7,060,324	13,290,837
		157,504,865
Construction & Engineering – 3.0%
13 Holdings, Ltd.*,£	77,551,300	27,019,289
Eiffage SA	283,961	20,275,818
		47,295,107
Diversified Telecommunication Services – 4.5%
Nippon Telegraph & Telephone Corp.	1,507,200	70,763,526
Food Products – 0.2%
Marfrig Global Foods SA*	1,714,200	2,999,503
Hotels, Restaurants & Leisure – 6.0%
Cox & Kings, Ltd.	2,888,274	7,229,742
GVC Holdings PLC	5,411,081	40,755,437
Merlin Entertainments PLC	2,662,523	15,811,058
Orascom Development Holding AG*	703,092	5,379,822
Shangri-La Asia, Ltd.	24,434,754	24,638,837
		93,814,896
Household Durables – 2.9%
Gree Electric Appliances, Inc. of Zhuhaiß	6,870,124	19,875,336
Sony Corp.	874,200	25,588,150
		45,463,486
Information Technology Services – 1.5%
Vakrangee, Ltd.	2,648,695	7,394,261
Worldpay Group PLC*	4,453,660	16,207,961
		23,602,222
Insurance – 7.4%
AIA Group, Ltd.	11,753,200	70,825,859
NN Group NV	688,607	19,127,371
Tokio Marine Holdings, Inc.	802,900	26,563,218
		116,516,448
Internet & Catalog Retail – 2.4%
Ctrip.com International, Ltd. (ADR)*,†	624,187	25,716,504
MakeMyTrip, Ltd.*,†	850,043	12,631,639
		38,348,143
Internet Software & Services – 5.4%
Alibaba Group Holding, Ltd. (ADR)*	577,392	45,919,986
Auto Trader Group PLC (144A)	2,551,403	12,062,131
Tencent Holdings, Ltd.	1,154,800	26,309,333
		84,291,450
Metals & Mining – 5.8%
Hindustan Zinc, Ltd.	10,304,804	27,720,747
Rio Tinto, Ltd.	1,836,657	63,232,022
		90,952,769
Multi-Utilities – 1.2%
National Grid PLC	1,233,079	18,129,757
Oil, Gas & Consumable Fuels – 5.5%
Canadian Natural Resources, Ltd. (U.S. Shares)†	747,027	23,030,842
Cobalt International Energy, Inc.*,†	1,407,158	1,885,592

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Petroleo Brasileiro SA (ADR)*	1,908,166	$13,662,469
PrairieSky Royalty, Ltd.	10,229	194,159
Reliance Industries, Ltd.	1,160,920	16,728,432
Sequa Petroleum NV*,ß,£	10,821,757	11,059,935
Total SA	247,950	11,954,894
Tullow Oil PLC*	2,243,793	7,849,228
		86,365,551
Pharmaceuticals – 7.8%
AstraZeneca PLC	1,163,709	69,261,891
Sanofi	311,708	26,197,869
Teva Pharmaceutical Industries, Ltd. (ADR)†	532,199	26,732,356
		122,192,116
Real Estate Investment Trusts (REITs) – 1.1%
Japan Hotel REIT Investment Corp.	20,913	17,582,163
Semiconductor & Semiconductor Equipment – 5.3%
ARM Holdings PLC†	2,951,525	44,695,579
Sumco Corp.	2,506,500	15,943,572
Taiwan Semiconductor Manufacturing Co., Ltd.	4,367,535	22,085,415
		82,724,566
Software – 1.7%
Nexon Co., Ltd.	1,216,700	17,876,540
Nintendo Co., Ltd.	59,500	8,490,998
		26,367,538
Specialty Retail – 0.6%
L'Occitane International SA	4,369,750	8,934,717
Technology Hardware, Storage & Peripherals – 1.5%
Samsung Electronics Co., Ltd.	18,841	23,459,476
Textiles, Apparel & Luxury Goods – 1.6%
Samsonite International SA	9,095,100	25,210,197
Thrifts & Mortgage Finance – 1.6%
LIC Housing Finance, Ltd.	3,349,645	24,659,488
Tobacco – 1.6%
British American Tobacco PLC	395,867	25,754,584
Trading Companies & Distributors – 2.2%
Brenntag AG	701,082	33,874,830
Total Common Stocks (cost $1,524,736,399)		1,519,458,597
Preferred Stocks – 1.0%
Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries, Ltd., 7.0000% (cost $19,321,090)	19,060	15,762,620
Investment Companies – 1.8%
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $27,916,294)	27,916,294	27,916,294
Total Investments (total cost $1,571,973,783) – 99.6%		1,563,137,511
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		6,550,929
Net Assets – 100%		$1,569,688,440

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$322,294,036	20.6%
Japan	224,893,491	14.4
France	187,793,815	12.0
Hong Kong	147,694,182	9.5
India	125,862,514	8.1
China	117,821,159	7.5
United States	80,438,187	5.1
Australia	63,232,022	4.0
South Korea	44,550,551	2.9
Israel	42,494,976	2.7
Italy	41,211,122	2.6
Germany	33,874,830	2.2
Netherlands	30,187,306	1.9
Canada	23,225,001	1.5
Taiwan	22,085,415	1.4
South Africa	20,146,273	1.3
Brazil	16,661,972	1.1
Ireland	13,290,837	0.9

Switzerland	5,379,822	0.3

Total	$1,563,137,511	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank International:
Japanese Yen	7/13/16	205,825,000	$1,994,038	$(115,661)
Credit Suisse International:
Japanese Yen	7/21/16	120,770,000	1,170,361	(35,272)
HSBC Securities (USA), Inc.:
Japanese Yen	7/13/16	856,000,000	8,292,950	(477,697)
Total			$11,457,349	$(628,630)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2016 is $12,062,131, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $161,728,765.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

13 Holdings, Ltd.(1)	77,551,300	—	—	77,551,300	$—	$—	$27,019,289
Africa Oil Corp.(2)	21,551,668	2,921,946	(24,473,614)	—	(93,217,118)	—	—
Africa Oil Corp.	1,577,407	—	(1,577,407)	—	(1,584,639)	—	—
Africa Oil Corp. (PP)(2)	2,921,946	—	(2,921,946)	—	—	—	—
Atlas Mara, Ltd.	5,181,430	—	(15,719)	5,165,711	(91,506)	—	20,146,273
Chaoda Modern Agriculture Holdings, Ltd.	185,737,502	—	(185,737,502)	—	(111,059,999)	—	—
Janus Cash Collateral Fund LLC	115,141,273	383,936,934	(499,078,207)	—	—	956,763(3)	—

Janus Cash Liquidity Fund LLC	6,045,030	555,238,241	(533,366,977)	27,916,294	—	59,618	27,916,294
Karoon Gas Australia, Ltd.	12,489,655	—	(12,489,655)	—	(43,842,209)	—	—
Sequa Petroleum NV	10,824,600	—	(2,843)	10,821,757	(4,353)	—	11,059,935

Total					$(249,799,824)	$1,016,381	$86,141,791
(1) Formerly named Louis XIII Holdings, Ltd.
(2) A private placement conversion occurred on February 26, 2016.
(3) Net of income paid to the securities lending agent and rebates paid to the borrowing parties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ -	$ 18,948,297	$ -
Auto Components	-	3,382,943	-
Automobiles	-	50,589,280	-
Beverages	-	129,094,378	-
Commercial Banks	20,146,273	137,358,592	-
Construction & Engineering	-	47,295,107	-
Diversified Telecommunication Services	-	70,763,526	-
Hotels, Restaurants & Leisure	-	93,814,896	-
Household Durables	-	25,588,150	19,875,336
Information Technology Services	-	23,602,222	-
Insurance	-	116,516,448	-
Internet Software & Services	45,919,986	38,371,464	-
Metals & Mining	-	90,952,769	-
Multi-Utilities	-	18,129,757	-
Oil, Gas & Consumable Fuels	38,773,062	47,592,489	-
Pharmaceuticals	26,732,356	95,459,760	-
Real Estate Investment Trusts (REITs)	-	17,582,163	-
Semiconductor & Semiconductor Equipment	-	82,724,566	-
Software	-	26,367,538	-
Specialty Retail	-	8,934,717	-
Technology Hardware, Storage & Peripherals	-	23,459,476	-
Textiles, Apparel & Luxury Goods	-	25,210,197	-
Thrifts & Mortgage Finance	-	24,659,488	-
Tobacco	-	25,754,584	-
Trading Companies & Distributors	-	33,874,830	-
All Other	91,983,947	-	-
Preferred Stocks	-	15,762,620	-
Investment Companies	-	27,916,294	-
Total Assets	$ 223,555,624	$ 1,319,706,551	$ 19,875,336

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 628,630	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued at the last trade price prior to a trading halt.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $23,445,971 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $17,568,956 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $29,939,588.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. There were no securities on loan as of June 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus

Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,585,816,775	$179,507,490	$(202,186,754)	$ (22,679,264)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Research Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 3.1%
Honeywell International, Inc.	477,814	$55,579,325
Northrop Grumman Corp.	228,263	50,738,300
Teledyne Technologies, Inc.*	319,153	31,612,105
		137,929,730
Airlines – 0.8%
United Continental Holdings, Inc.*	913,485	37,489,424
Auto Components – 0.7%
Delphi Automotive PLC	504,074	31,555,032
Beverages – 2.1%
Brown-Forman Corp. - Class B	210,591	21,008,558
Coca-Cola Co.	1,605,323	72,769,292
		93,777,850
Biotechnology – 7.9%
AbbVie, Inc.	1,141,332	70,659,864
Alder Biopharmaceuticals, Inc.*	739,851	18,474,079
Amgen, Inc.	568,773	86,538,812
Biogen, Inc.*	187,054	45,233,398
Celgene Corp.*	729,504	71,950,980
Ironwood Pharmaceuticals, Inc.*	2,184,019	28,556,048
Regeneron Pharmaceuticals, Inc.*	93,353	32,601,668
		354,014,849
Building Products – 1.1%
Allegion PLC	343,800	23,870,034
AO Smith Corp.	306,477	27,003,688
		50,873,722
Capital Markets – 1.2%
BlackRock, Inc.	49,011	16,787,738
Blackstone Group LP	652,845	16,020,816
E*TRADE Financial Corp.*	821,738	19,302,626
		52,111,180
Chemicals – 2.2%
Air Products & Chemicals, Inc.	389,619	55,341,483
PPG Industries, Inc.	417,162	43,447,422
		98,788,905
Commercial Banks – 0.2%
PacWest Bancorp	287,987	11,456,123
Communications Equipment – 0.6%
CommScope Holding Co., Inc.*	821,169	25,480,874
Construction Materials – 1.1%
Vulcan Materials Co.	393,041	47,306,415
Consumer Finance – 0.5%
Synchrony Financial	881,223	22,277,317
Containers & Packaging – 1.7%
Crown Holdings, Inc.*	846,459	42,890,078
Sealed Air Corp.	693,539	31,881,988
		74,772,066
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings, Inc.*	565,225	22,495,955
Diversified Financial Services – 1.0%
Intercontinental Exchange, Inc.	115,310	29,514,748
S&P Global, Inc.	143,890	15,433,641
		44,948,389
Electrical Equipment – 0.8%
Sensata Technologies Holding NV*	978,164	34,128,142
Electronic Equipment, Instruments & Components – 1.9%
Amphenol Corp. - Class A	1,084,960	62,200,757
National Instruments Corp.	766,836	21,011,306
		83,212,063
Energy Equipment & Services – 0.2%
Halliburton Co.	168,906	7,649,753
Food & Staples Retailing – 2.5%
Costco Wholesale Corp.	202,187	31,751,447
Kroger Co.	1,318,463	48,506,254
Sysco Corp.	608,212	30,860,677
		111,118,378
Food Products – 1.4%
Hershey Co.	539,259	61,200,504

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 1.0%
Boston Scientific Corp.*	1,884,921	$44,050,604
Health Care Providers & Services – 2.0%
Diplomat Pharmacy, Inc.*	877,686	30,719,010
Universal Health Services, Inc. - Class B	439,991	59,002,793
		89,721,803
Health Care Technology – 1.0%
athenahealth, Inc.*	327,599	45,211,938
Hotels, Restaurants & Leisure – 3.4%
Aramark	662,425	22,138,244
Chipotle Mexican Grill, Inc.*	49,348	19,875,400
Dunkin' Brands Group, Inc.	585,018	25,518,485
Hilton Worldwide Holdings, Inc.	592,672	13,352,900
Norwegian Cruise Line Holdings, Ltd.*	576,813	22,980,230
Starbucks Corp.	874,728	49,964,463
		153,829,722
Household Products – 0.9%
Colgate-Palmolive Co.	533,065	39,020,358
Industrial Conglomerates – 0.5%
Roper Industries, Inc.	144,728	24,684,808
Information Technology Services – 4.6%
Amdocs, Ltd. (U.S. Shares)	541,746	31,269,579
Cognizant Technology Solutions Corp. - Class A*	441,588	25,276,497
MasterCard, Inc. - Class A	724,990	63,842,619
Visa, Inc. - Class A	1,131,110	83,894,429
		204,283,124
Internet & Catalog Retail – 4.7%
Amazon.com, Inc.*	185,670	132,869,165
Liberty Interactive Corp. QVC Group - Class A*	808,651	20,515,476
Priceline Group, Inc.*	44,518	55,576,716
		208,961,357
Internet Software & Services – 8.5%
Alphabet, Inc. - Class C*	334,927	231,802,977
CoStar Group, Inc.*	113,102	24,730,883
Facebook, Inc. - Class A*	1,074,975	122,848,143
		379,382,003
Leisure Products – 1.2%
Mattel, Inc.	611,054	19,119,880
Polaris Industries, Inc.	399,646	32,675,057
		51,794,937
Machinery – 1.1%
Dover Corp.	310,564	21,528,297
Rexnord Corp.*	1,365,216	26,799,190
		48,327,487
Media – 3.5%
Comcast Corp. - Class A	1,615,781	105,332,763
Walt Disney Co.	548,174	53,622,381
		158,955,144
Multiline Retail – 1.3%
Dollar Tree, Inc.*	608,575	57,352,108
Oil, Gas & Consumable Fuels – 0.5%
Anadarko Petroleum Corp.	142,693	7,598,402
Enterprise Products Partners LP	285,890	8,365,141
Phillips 66	58,785	4,664,002
		20,627,545
Personal Products – 1.0%
Estee Lauder Cos., Inc. - Class A	517,642	47,115,775
Pharmaceuticals – 6.2%
Allergan PLC*	317,320	73,329,479
Bristol-Myers Squibb Co.	1,215,020	89,364,721
Eli Lilly & Co.	982,830	77,397,863
Mallinckrodt PLC*	639,581	38,873,733
		278,965,796
Professional Services – 1.7%
Equifax, Inc.	115,291	14,803,364
Nielsen Holdings PLC	575,361	29,901,511
Verisk Analytics, Inc.*	374,696	30,380,352
		75,085,227
Real Estate Investment Trusts (REITs) – 2.4%
American Tower Corp.	718,656	81,646,508
Simon Property Group, Inc.	127,115	27,571,244
		109,217,752
Real Estate Management & Development – 0.4%
Jones Lang LaSalle, Inc.	195,910	19,091,430

Shares		Value
Common Stocks – (continued)
Road & Rail – 0.8%
CSX Corp.	1,351,711	$35,252,623
Semiconductor & Semiconductor Equipment – 1.5%
Broadcom, Ltd.	223,281	34,697,867
Texas Instruments, Inc.	548,508	34,364,026
		69,061,893
Software – 9.7%
Activision Blizzard, Inc.	741,507	29,385,922
Adobe Systems, Inc.*	552,290	52,903,859
ANSYS, Inc.*	248,981	22,595,026
Cadence Design Systems, Inc.*	1,379,216	33,514,949
Microsoft Corp.	2,679,127	137,090,929
NetSuite, Inc.*	406,305	29,579,004
Salesforce.com, Inc.*	478,754	38,017,855
SS&C Technologies Holdings, Inc.	713,506	20,035,248
Tyler Technologies, Inc.*	206,797	34,475,128
Ultimate Software Group, Inc.*	161,729	34,009,991
		431,607,911
Specialty Retail – 3.2%
AutoZone, Inc.*	29,334	23,286,503
Lowe's Cos., Inc.	1,139,318	90,199,806
Tractor Supply Co.	318,797	29,067,910
		142,554,219
Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	1,336,447	127,764,333
Textiles, Apparel & Luxury Goods – 1.5%
Carter's, Inc.	301,262	32,075,365
NIKE, Inc. - Class B	671,969	37,092,689
		69,168,054
Thrifts & Mortgage Finance – 0.1%
MGIC Investment Corp.*	813,845	4,842,378
Tobacco – 1.2%
Altria Group, Inc.	772,166	53,248,567
Wireless Telecommunication Services – 1.0%
T-Mobile US, Inc.*	1,044,473	45,194,347
Total Common Stocks (cost $3,452,652,651)		4,436,959,914
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $50,932,000)	50,932,000	50,932,000
Total Investments (total cost $3,503,584,651) – 100.4%		4,487,891,914
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(19,617,809)
Net Assets – 100%		$4,468,274,105

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Collateral Fund LLC	—	58,530,120	(58,530,120)	—	$—	$38,431(1)	$—
Janus Cash Liquidity Fund LLC	31,094,000	464,967,456	(445,129,456)	50,932,000	—	59,320	50,932,000
Total					$—	$97,751	$50,932,000
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 4,436,959,914	$ -	$ -
Investment Companies	-	50,932,000	-
Total Assets	$ 4,436,959,914	$ 50,932,000	$ -

Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. There were no securities on loan as of June 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,504,410,092	$1,121,717,832	$(138,236,010)	$ 983,481,822

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Triton Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 95.2%
Aerospace & Defense – 3.1%
Aerovironment, Inc.*,£	1,315,739	$36,577,544
HEICO Corp. - Class A£	2,089,955	112,126,086
Teledyne Technologies, Inc.*	596,708	59,103,927
		207,807,557
Automobiles – 1.2%
Thor Industries, Inc.	1,292,980	83,707,525
Biotechnology – 3.3%
ACADIA Pharmaceuticals, Inc.*,#	1,289,983	41,872,848
AMAG Pharmaceuticals, Inc.*,#	1,168,748	27,956,452
Axovant Sciences, Ltd.*,#	909,002	11,671,586
Eagle Pharmaceuticals, Inc.*,#	629,508	24,418,615
Heron Therapeutics, Inc.*,#	1,385,308	25,004,809
Ironwood Pharmaceuticals, Inc.*,#	3,009,660	39,351,304
Neurocrine Biosciences, Inc.*	635,165	28,868,249
OvaScience, Inc.*,#	516,199	2,689,397
Puma Biotechnology, Inc.*,#	758,030	22,581,714
		224,414,974
Building Products – 1.9%
AO Smith Corp.	851,669	75,040,556
Trex Co., Inc.*,#	1,251,594	56,221,602
		131,262,158
Capital Markets – 2.2%
Eaton Vance Corp.#	1,334,402	47,157,767
Financial Engines, Inc.#	1,632,586	42,235,000
LPL Financial Holdings, Inc.#	1,821,446	41,037,178
WisdomTree Investments, Inc.#	1,954,820	19,137,688
		149,567,633
Chemicals – 2.0%
Sensient Technologies Corp.	1,951,398	138,627,314
Commercial Banks – 1.1%
PacWest Bancorp	1,284,322	51,090,329
SVB Financial Group*	278,104	26,464,377
		77,554,706
Commercial Services & Supplies – 2.2%
Clean Harbors, Inc.*,#	904,622	47,139,852
Healthcare Services Group, Inc.	1,475,022	61,036,410
Rollins, Inc.	1,435,568	42,019,075
		150,195,337
Construction Materials – 0.7%
Summit Materials, Inc. - Class A	2,199,207	44,995,775
Containers & Packaging – 1.1%
Crown Holdings, Inc.*	1,464,582	74,210,370
Diversified Consumer Services – 1.9%
ServiceMaster Global Holdings, Inc.*	3,229,401	128,530,160
Diversified Financial Services – 5.1%
FactSet Research Systems, Inc.	268,079	43,273,312
MarketAxess Holdings, Inc.	737,676	107,258,090
Markit, Ltd.*	2,156,355	70,297,173
MSCI, Inc.	1,296,230	99,965,258
Pace Holdings Corp.*,£	2,404,533	24,045,330
		344,839,163
Electrical Equipment – 1.6%
EnerSys	1,367,467	81,323,262
Sensata Technologies Holding NV*	718,959	25,084,479
		106,407,741
Electronic Equipment, Instruments & Components – 4.2%
Belden, Inc.	1,475,233	89,059,816
FEI Co.†	1,015,370	108,522,746
National Instruments Corp.	987,225	27,049,965
OSI Systems, Inc.*,£	1,017,623	59,154,425
		283,786,952
Energy Equipment & Services – 0.6%
Dril-Quip, Inc.*	696,601	40,702,396
Food & Staples Retailing – 0.9%
Casey's General Stores, Inc.	489,921	64,429,511
Food Products – 0.3%
Nomad Foods, Ltd.*	2,368,688	18,902,130
Health Care Equipment & Supplies – 5.9%
Endologix, Inc.*,#,£	3,570,445	44,487,745

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Globus Medical, Inc. - Class A*,#	1,426,136	$33,984,821
Masimo Corp.*	1,140,007	59,867,468
Merit Medical Systems, Inc.*,£	2,468,744	48,955,193
Novadaq Technologies, Inc.*,#	2,765,277	27,210,326
Quidel Corp.*,#,£	1,337,703	23,891,376
STERIS PLC	1,442,260	99,155,375
Teleflex, Inc.	361,047	64,017,244
		401,569,548
Health Care Providers & Services – 2.1%
Diplomat Pharmacy, Inc.*,#	1,552,500	54,337,500
HealthEquity, Inc.*,#	1,649,163	50,109,818
Premier, Inc. - Class A*	1,109,001	36,264,333
		140,711,651
Health Care Technology – 0.9%
athenahealth, Inc.*,#	436,887	60,294,775
Hotels, Restaurants & Leisure – 3.3%
Dunkin' Brands Group, Inc.#	1,113,555	48,573,269
Popeyes Louisiana Kitchen, Inc.*,#	584,860	31,956,750
Six Flags Entertainment Corp.	1,056,272	61,210,962
Wendy's Co.	8,543,960	82,192,895
		223,933,876
Information Technology Services – 7.8%
Broadridge Financial Solutions, Inc.	2,379,874	155,167,785
Euronet Worldwide, Inc.*	1,718,914	118,931,660
Gartner, Inc.*	620,795	60,471,641
Jack Henry & Associates, Inc.	1,233,235	107,624,418
MAXIMUS, Inc.#	1,501,371	83,130,912
		525,326,416
Internet & Catalog Retail – 0.8%
HSN, Inc.	578,607	28,311,240
Wayfair, Inc. - Class A*,#	612,843	23,900,877
		52,212,117
Internet Software & Services – 4.3%
Cimpress NV*,#	542,072	50,130,819
CoStar Group, Inc.*	263,656	57,651,021
Envestnet, Inc.*,#	1,906,991	63,521,870
GrubHub, Inc.*,#	1,216,242	37,788,639
SPS Commerce, Inc.*	575,345	34,865,907
WebMD Health Corp.*,#	770,383	44,766,956
		288,725,212
Life Sciences Tools & Services – 2.6%
Bio-Techne Corp.	588,850	66,404,614
Mettler-Toledo International, Inc.*	80,659	29,434,082
PerkinElmer, Inc.	1,538,968	80,672,703
		176,511,399
Machinery – 6.3%
CLARCOR, Inc.	1,242,357	75,572,576
ITT, Inc.	1,506,160	48,166,997
Kennametal, Inc.	1,766,624	39,060,057
Nordson Corp.	966,370	80,798,196
Photo Labs, Inc.*,#	741,660	42,689,950
Rexnord Corp.*	3,483,419	68,379,515
Toro Co.	447,158	39,439,336
Wabtec Corp.	422,195	29,650,755
		423,757,382
Media – 1.7%
AMC Entertainment Holdings, Inc. - Class A£	2,101,401	58,019,682
National CineMedia, Inc.£	3,721,196	57,604,114
		115,623,796
Oil, Gas & Consumable Fuels – 0.8%
DCP Midstream Partners LP#	1,668,653	57,551,842
Personal Products – 1.0%
Ontex Group NV	2,044,542	64,618,760
Pharmaceuticals – 2.3%
Akorn, Inc.*	1,080,359	30,774,026
Catalent, Inc.*	3,215,643	73,927,633
Relypsa, Inc.*,#	1,535,599	28,408,581
Teligent, Inc.*,#,£	2,757,493	19,688,500
		152,798,740
Professional Services – 1.7%
CEB, Inc.	1,146,910	70,741,409
Huron Consulting Group, Inc.*	710,255	42,913,607
		113,655,016

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0.9%
Lamar Advertising Co. - Class A	914,719	$60,645,870
Real Estate Management & Development – 0.5%
Jones Lang LaSalle, Inc.	356,887	34,778,638
Road & Rail – 1.1%
Landstar System, Inc.	493,656	33,894,421
Old Dominion Freight Line, Inc.*	677,676	40,870,640
		74,765,061
Semiconductor & Semiconductor Equipment – 0.9%
ON Semiconductor Corp.*	7,106,286	62,677,442
Software – 10.1%
ACI Worldwide, Inc.*	2,881,811	56,224,133
Aspen Technology, Inc.*,†,#	811,629	32,659,951
Blackbaud, Inc.£	2,804,334	190,414,279
Cadence Design Systems, Inc.*	5,126,147	124,565,372
Callidus Software, Inc.*	1,601,115	31,990,278
Guidewire Software, Inc.*,#	970,847	59,959,511
RealPage, Inc.*	2,281,432	50,944,377
SS&C Technologies Holdings, Inc.†	4,919,906	138,150,960
		684,908,861
Specialty Retail – 3.5%
Five Below, Inc.*,#	1,407,955	65,343,192
Michaels Cos., Inc.*	1,772,535	50,410,895
Sally Beauty Holdings, Inc.*	4,056,252	119,294,371
		235,048,458
Textiles, Apparel & Luxury Goods – 3.3%
Carter's, Inc.	1,122,880	119,553,034
Gildan Activewear, Inc.	887,072	26,017,822
Wolverine World Wide, Inc.	3,705,045	75,286,514
		220,857,370
Total Common Stocks (cost $5,120,792,260)		6,440,913,632
Rights – 0%
Biotechnology – 0%
Dyax Corp.ß (cost $3,132,745)	2,822,293	3,132,745
Investment Companies – 12.9%
Investments Purchased with Cash Collateral from Securities Lending – 8.1%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	548,209,887	548,209,887
Money Markets – 4.8%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	322,337,084	322,337,084
Total Investment Companies (cost $870,546,971)		870,546,971
Total Investments (total cost $5,994,471,976) – 108.1%		7,314,593,348
Liabilities, net of Cash, Receivables and Other Assets – (8.1)%		(550,171,818)
Net Assets – 100%		$6,764,421,530

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,107,547,137	97.2%
United Kingdom	89,199,303	1.2
Belgium	64,618,760	0.9
Canada	53,228,148	0.7

Total	$7,314,593,348	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/28/16	7,365,000	$9,804,989	$647,402
Citibank NA:
Canadian Dollar	7/13/16	7,200,000	5,573,864	(27,403)
Euro	7/13/16	10,598,000	11,763,355	133,966

			17,337,219	106,563
Credit Suisse International:
Euro	7/21/16	10,165,000	$11,286,454	240,808
HSBC Securities (USA), Inc.:
British Pound	7/13/16	6,198,000	8,250,209	801,647
Canadian Dollar	7/13/16	1,541,000	1,192,962	(5,941)
Euro	7/13/16	20,922,000	23,222,581	248,762

			32,665,752	1,044,468
JPMorgan Chase & Co.:
Canadian Dollar	7/28/16	15,505,000	12,004,298	15,268
Total			$83,098,712	$2,054,509

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $70,431,951.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Aerovironment, Inc.
1,315,739	—	—	1,315,739	$—	$—	$36,577,544
AMC Entertainment Holdings, Inc. - Class A
1,865,889	235,512	—	2,101,401	—	1,166,636	58,019,682
Blackbaud, Inc.
2,804,334	—	—	2,804,334	—	1,009,560	190,414,279
Endologix, Inc.(1)
3,570,445	—	—	3,570,445	—	—	N/A
HEICO Corp. - Class A
2,089,955	—	—	2,089,955	—	334,393	112,126,086
Janus Cash Collateral Fund LLC
434,307,546	1,571,883,178	(1,457,980,837)	548,209,887	—	4,604,736(2)	548,209,887
Janus Cash Liquidity Fund LLC
383,117,308	643,176,776	(703,957,000)	322,337,084	—	681,605	322,337,084
Merit Medical Systems, Inc.
757,629	1,711,115	—	2,468,744	—	—	48,955,193
National CineMedia, Inc.
3,721,196	—	—	3,721,196	—	2,455,989	57,604,114
OSI Systems, Inc.
1,070,174	55,365	(107,916)	1,017,623	3,273,786	—	59,154,425

Pace Holdings Corp.
2,359,622	44,911	—	2,404,533	—	—	24,045,330
Quidel Corp.(1)
1,706,087	—	(368,384)	1,337,703	(4,117,400)	—	N/A
Teligent, Inc. (3)
2,757,493	—	—	2,757,493	—	—	19,688,500

Total				$(843,614)	$10,252,919	$1,477,132,124
(1)	Company was no longer an affiliate as of June 30, 2016.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(3)	Formerly named IGI Laboratories, Inc.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Personal Products	$ -	$ 64,618,760	$ -
All Other	6,376,294,872	-	-
Rights	-	-	3,132,745
Investment Companies	-	870,546,971	-
Total Investments in Securities	$ 6,376,294,872	$ 935,165,731	$ 3,132,745
Other Financial Instruments(a):
Forward Currency Contracts	-	2,087,853	-
Total Assets	$ 6,376,294,872	$ 937,253,584	$ 3,132,745
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 33,344	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $81,903,507.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended June 30, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(358,338). There were no total return swaps held at June 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,990,607,971	$1,685,951,428	$(361,966,051)	$ 1,323,985,377

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Twenty Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 3.4%
Boeing Co.	2,245,005	$291,558,799
Automobiles – 3.8%
General Motors Co.	11,256,328	318,554,082
Biotechnology – 7.9%
AbbVie, Inc.	7,400,566	458,169,041
Celgene Corp.*	2,171,163	214,141,807
		672,310,848
Capital Markets – 2.4%
Blackstone Group LP	8,202,681	201,293,792
Chemicals – 3.3%
LyondellBasell Industries NV - Class A	3,807,949	283,387,565
Consumer Finance – 4.5%
American Express Co.	2,021,936	122,852,831
Synchrony Financial	10,239,498	258,854,509
		381,707,340
Food & Staples Retailing – 5.7%
Kroger Co.	13,204,615	485,797,786
Food Products – 4.1%
Hershey Co.	3,034,317	344,364,636
Hotels, Restaurants & Leisure – 4.0%
Starbucks Corp.	5,916,304	337,939,285
Industrial Conglomerates – 1.6%
General Electric Co.	4,284,933	134,889,691
Information Technology Services – 4.8%
MasterCard, Inc. - Class A	4,584,890	403,745,413
Internet & Catalog Retail – 3.4%
Priceline Group, Inc.*	229,736	286,804,720
Internet Software & Services – 10.4%
Alphabet, Inc. - Class C*	863,764	597,811,064
Facebook, Inc. - Class A*	2,518,557	287,820,694
		885,631,758
Media – 7.0%
Comcast Corp. - Class A	7,159,112	466,702,511
Time Warner, Inc.	1,712,781	125,957,915
		592,660,426
Multiline Retail – 5.2%
Dollar Tree, Inc.*	4,681,986	441,230,361
Pharmaceuticals – 5.5%
Allergan PLC*	784,482	181,285,945
Bristol-Myers Squibb Co.	3,905,909	287,279,607
		468,565,552
Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp.	2,246,589	255,234,976
Software – 9.6%
Adobe Systems, Inc.*	3,527,488	337,898,076
Microsoft Corp.	9,395,857	480,786,003
		818,684,079
Specialty Retail – 2.6%
Home Depot, Inc.	1,760,682	224,821,485
Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	2,686,925	256,870,030
Textiles, Apparel & Luxury Goods – 4.4%
NIKE, Inc. - Class B	6,823,187	376,639,922
Total Common Stocks (cost $7,015,883,623)		8,462,692,546
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£ (cost $6,147,000)	6,147,000	6,147,000
Total Investments (total cost $7,022,030,623) – 99.7%		8,468,839,546
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		24,172,880
Net Assets – 100%		$8,493,012,426

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

Janus Cash Liquidity Fund LLC	36,560,000	1,232,245,930	(1,262,658,930)	6,147,000	$—	$105,056	$6,147,000

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$8,462,692,546	$ -	$ -
Investment Companies	-	6,147,000	-
Total Assets	$8,462,692,546	$6,147,000	$ -

Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,021,465,583	$1,630,056,993	$(182,683,030)	$ 1,447,373,963

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Venture Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 2.2%
HEICO Corp. - Class A	910,978	$48,873,970
Sparton Corp.*,#	467,300	10,173,121
		59,047,091
Auto Components – 0.5%
Gentherm, Inc.*	345,175	11,822,244
Beverages – 0.3%
Britvic PLC	1,040,463	8,132,886
Biotechnology – 4.1%
ACADIA Pharmaceuticals, Inc.*,#	552,222	17,925,126
Alder Biopharmaceuticals, Inc.*,#	346,522	8,652,654
DBV Technologies SA (ADR)*	440,727	14,376,515
Eagle Pharmaceuticals, Inc.*,#	396,691	15,387,644
Ironwood Pharmaceuticals, Inc.*	1,211,619	15,841,918
Ligand Pharmaceuticals, Inc.*,#	173,074	20,642,536
Novavax, Inc.*,#	964,832	7,014,329
Puma Biotechnology, Inc.*	293,727	8,750,127
		108,590,849
Building Products – 1.1%
AO Smith Corp.	333,850	29,415,524
Capital Markets – 2.2%
Artisan Partners Asset Management, Inc. - Class A#	479,258	13,265,861
Financial Engines, Inc.#	500,397	12,945,270
LPL Financial Holdings, Inc.#	909,529	20,491,688
WisdomTree Investments, Inc.#	1,112,349	10,889,897
		57,592,716
Chemicals – 2.2%
Sensient Technologies Corp.	826,556	58,718,538
Commercial Banks – 0.7%
Bank of the Ozarks, Inc.#	488,688	18,335,574
Commercial Services & Supplies – 0.5%
SP Plus Corp.*	580,837	13,115,300
Diversified Consumer Services – 1.9%
ServiceMaster Global Holdings, Inc.*	1,261,493	50,207,421
Diversified Financial Services – 2.0%
Landcadia Holdings, Inc.*	785,350	7,877,061
MSCI, Inc.	459,174	35,411,499
Pace Holdings Corp.*	1,016,471	10,164,710
		53,453,270
Electrical Equipment – 1.3%
EnerSys	566,413	33,684,581
Electronic Equipment, Instruments & Components – 5.4%
Belden, Inc.	647,920	39,114,930
CTS Corp.£	1,653,832	29,636,669
FEI Co.†	351,618	37,580,932
National Instruments Corp.	542,773	14,871,980
OSI Systems, Inc.*	381,408	22,171,247
		143,375,758
Energy Equipment & Services – 0.5%
Dril-Quip, Inc.*	232,392	13,578,665
Food & Staples Retailing – 1.1%
Casey's General Stores, Inc.	225,793	29,694,037
Food Products – 0.8%
Amplify Snack Brands, Inc.*,#	1,491,011	21,992,412
Health Care Equipment & Supplies – 8.2%
Atrion Corp.	24,076	10,301,157
Endologix, Inc.*,#	1,719,180	21,420,983
Globus Medical, Inc. - Class A*,#	848,759	20,225,927
ICU Medical, Inc.*	127,867	14,417,004
Insulet Corp.*	535,754	16,201,201
LDR Holding Corp.*	666,936	24,643,285
Masimo Corp.*	427,229	22,435,931
Novadaq Technologies, Inc.*,#	1,362,445	13,406,459
Quidel Corp.*	649,249	11,595,587
STERIS PLC	488,228	33,565,675
Trinity Biotech PLC (ADR)*,#,£	1,229,584	13,943,483
Wright Medical Group NV*	788,806	13,701,560
		215,858,252
Health Care Providers & Services – 2.5%
Capital Senior Living Corp.*	555,629	9,817,964

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Diplomat Pharmacy, Inc.*,#	620,158	$21,705,530
ExamWorks Group, Inc.*	420,041	14,638,429
HealthEquity, Inc.*	683,352	20,763,651
		66,925,574
Health Care Technology – 1.8%
athenahealth, Inc.*,#	186,832	25,784,684
HealthStream, Inc.*	66,010	1,750,585
Medidata Solutions, Inc.*,#	446,308	20,918,456
		48,453,725
Hotels, Restaurants & Leisure – 5.1%
Biglari Holdings, Inc.*	91,295	36,822,925
Cedar Fair LP#	435,483	25,179,627
Diamond Resorts International, Inc.*,#	1,109,454	33,239,242
Domino's Pizza Group PLC	3,827,619	17,033,246
Dunkin' Brands Group, Inc.	534,518	23,315,675
		135,590,715
Industrial Conglomerates – 0.6%
Raven Industries, Inc.	867,829	16,436,681
Information Technology Services – 6.4%
Broadridge Financial Solutions, Inc.†	927,836	60,494,907
Euronet Worldwide, Inc.*	721,688	49,933,593
MAXIMUS, Inc.	474,824	26,291,005
WEX, Inc.*	368,382	32,664,432
		169,383,937
Insurance – 1.0%
RLI Corp.#	378,791	26,053,245
Internet Software & Services – 5.3%
Alarm.com Holdings, Inc.*,#	515,921	13,223,055
ChannelAdvisor Corp.*	1,182,088	17,128,455
Cimpress NV*,#	168,571	15,589,446
CoStar Group, Inc.*	104,572	22,865,714
Envestnet, Inc.*	744,256	24,791,167
j2 Global, Inc.#	434,896	27,472,380
Zillow Group, Inc. - Class A#	500,902	18,358,058
		139,428,275
Life Sciences Tools & Services – 0.9%
Bio-Techne Corp.	219,393	24,740,949
Machinery – 4.4%
Kennametal, Inc.	804,821	17,794,592
Nordson Corp.	410,455	34,318,143
Photo Labs, Inc.*,#	286,031	16,463,944
Rexnord Corp.*	1,802,725	35,387,492
Wabtec Corp.	185,670	13,039,604
		117,003,775
Media – 2.0%
Manchester United PLC - Class A	1,007,835	16,054,812
National CineMedia, Inc.	2,327,863	36,035,319
		52,090,131
Oil, Gas & Consumable Fuels – 1.2%
DCP Midstream Partners LP	888,704	30,651,401
Personal Products – 1.4%
Ontex Group NV	1,147,681	36,273,025
Pharmaceuticals – 4.3%
Aralez Pharmaceuticals, Inc.*,#	1,333,506	4,400,570
Catalent, Inc.*	1,241,045	28,531,625
GW Pharmaceuticals PLC (ADR)*,#	108,762	9,959,336
Prestige Brands Holdings, Inc.*	549,620	30,448,948
Relypsa, Inc.*,#	669,849	12,392,207
Teligent, Inc.*,#	1,480,196	10,568,599
XenoPort, Inc.*	2,419,678	17,034,533
		113,335,818
Professional Services – 1.8%
Advisory Board Co.*	615,550	21,784,315
CEB, Inc.	415,926	25,654,316
		47,438,631
Real Estate Investment Trusts (REITs) – 1.2%
Easterly Government Properties, Inc.	874,232	17,248,597
Physicians Realty Trust	691,400	14,526,314
		31,774,911
Real Estate Management & Development – 1.0%
Jones Lang LaSalle, Inc.	129,356	12,605,742
St Joe Co.*	689,908	12,225,170
		24,830,912

Shares		Value
Common Stocks – (continued)
Road & Rail – 0.7%
Old Dominion Freight Line, Inc.*	286,756	$17,294,254
Semiconductor & Semiconductor Equipment – 1.5%
ON Semiconductor Corp.*	3,313,152	29,222,001
SolarEdge Technologies, Inc.*,#	563,729	11,049,088
		40,271,089
Software – 12.9%
ACI Worldwide, Inc.*	811,093	15,824,424
Blackbaud, Inc.	716,913	48,678,393
Cadence Design Systems, Inc.*	2,262,039	54,967,548
Descartes Systems Group, Inc.*	890,611	17,035,917
Fleetmatics Group PLC*,#	529,335	22,936,086
Guidewire Software, Inc.*,#	265,833	16,417,846
NICE Systems, Ltd. (ADR)	791,621	50,545,001
Paylocity Holding Corp.*,#	585,345	25,286,904
RealPage, Inc.*	1,007,787	22,503,884
SS&C Technologies Holdings, Inc.	1,813,992	50,936,895
Tyler Technologies, Inc.*	90,604	15,104,593
		340,237,491
Specialty Retail – 3.4%
Monro Muffler Brake, Inc.	228,029	14,493,523
Party City Holdco, Inc.*,#	723,133	10,058,780
Sally Beauty Holdings, Inc.*	1,748,912	51,435,502
Williams-Sonoma, Inc.	253,467	13,213,235
		89,201,040
Textiles, Apparel & Luxury Goods – 2.7%
Carter's, Inc.	401,240	42,720,023
Wolverine World Wide, Inc.	1,448,230	29,428,034
		72,148,057
Thrifts & Mortgage Finance – 0.7%
LendingTree, Inc.*,#	214,996	18,990,597
Trading Companies & Distributors – 0.3%
SiteOne Landscape Supply, Inc.*	257,338	8,746,919
Total Common Stocks (cost $2,133,193,705)		2,593,916,270
Rights – 0%
Biotechnology – 0%
Dyax Corp.ß (cost $1,225,926)	1,104,438	1,225,926
Investment Companies – 14.1%
Investments Purchased with Cash Collateral from Securities Lending – 12.4%
Janus Cash Collateral Fund LLC, 0.4719%ºº,£	326,569,062	326,569,062
Money Markets – 1.7%
Janus Cash Liquidity Fund LLC, 0.4506%ºº,£	46,254,721	46,254,721
Total Investment Companies (cost $372,823,783)		372,823,783
Total Investments (total cost $2,507,243,414) – 112.2%		2,967,965,979
Liabilities, net of Cash, Receivables and Other Assets – (12.2)%		(323,879,021)
Net Assets – 100%		$2,644,086,958

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,771,205,299	93.4%
United Kingdom	51,180,280	1.7
Israel	50,545,001	1.7
Belgium	36,273,025	1.2
Canada	30,442,376	1.0
France	14,376,515	0.5
Ireland	13,943,483	0.5

Total	$2,967,965,979	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	7/28/16	9,939,000	$13,231,744	$877,164
Citibank International:
Euro	7/13/16	12,637,000	14,026,563	140,520
Credit Suisse International:
British Pound	7/21/16	6,934,000	9,230,596	805,918
HSBC Securities (USA), Inc.:
British Pound	7/13/16	11,727,000	15,609,907	1,464,269
Canadian Dollar	7/13/16	1,938,000	1,500,299	(7,471)
Euro	7/13/16	10,812,000	12,000,886	131,194

			29,111,092	1,587,992
JPMorgan Chase & Co.:
Canadian Dollar	7/28/16	14,855,000	11,501,054	14,628
Total			$77,101,049	$3,426,222

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2016, is $36,314,000.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of June 30, 2016.

#	Loaned security; a portion of the security is on loan at June 30, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended June 30, 2016. Unless otherwise indicated, all information in the table is for the period ended June 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 6/30/16	Gain/(Loss)	Income	at 6/30/16

CTS Corp.	1,653,832	—	—	1,653,832	$—	$198,460	$29,636,669
Janus Cash Collateral Fund LLC	259,219,213	734,944,125	(667,594,276)	326,569,062	—	3,707,039(1)	326,569,062
Janus Cash Liquidity Fund LLC	105,987,671	263,258,050	(322,991,000)	46,254,721	—	208,397	46,254,721
Trinity Biotech PLC (ADR)	987,887	241,697	—	1,229,584	—	—	13,943,483

Total					$—	$4,113,896	$416,403,935
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Beverages	$ -	$ 8,132,886	$ -
Hotels, Restaurants & Leisure	118,557,469	17,033,246	-
Personal Products	-	36,273,025	-
All Other	2,413,919,644	-	-
Rights	-	-	1,225,926
Investment Companies	-	372,823,783	-
Total Investments in Securities	$2,532,477,113	$434,262,940	$1,225,926
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 3,433,693	$ -
Total Assets	$2,532,477,113	$437,696,633	$1,225,926
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 7,471	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $66,297,300.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,502,301,878	$611,763,719	$(146,099,618)	$ 465,664,101

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Global Value Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 86.2%
Aerospace & Defense – 2.5%
BWX Technologies, Inc.	29,983	$1,072,492
Cobham PLC	1,076,055	2,257,081
Meggitt PLC	395,197	2,143,412
		5,472,985
Automobiles – 2.9%
Honda Motor Co., Ltd.	106,800	2,696,970
Hyundai Motor Co.	30,358	3,596,852
		6,293,822
Beverages – 7.9%
Coca-Cola Co.	156,817	7,108,515
Diageo PLC	81,328	2,275,244
PepsiCo, Inc.	56,605	5,996,734
Stock Spirits Group PLC	745,182	1,604,245
		16,984,738
Chemicals – 1.6%
Mosaic Co.	40,107	1,050,001
Nippon Fine Chemical Co., Ltd.	93,700	659,671
Nitto FC Co., Ltd.	106,400	856,881
Tikkurila Oyj	45,269	820,771
		3,387,324
Commercial Banks – 6.8%
CIT Group, Inc.	95,543	3,048,777
Citizens Financial Group, Inc.	43,245	864,035
Fifth Third Bancorp	53,280	937,195
Lloyds Banking Group PLC	3,266,001	2,401,156
Royal Bank of Scotland Group PLC*	377,170	888,122
Wells Fargo & Co.	138,828	6,570,729
		14,710,014
Commercial Services & Supplies – 2.3%
G4S PLC	415,904	1,029,352
Secom Co., Ltd.	17,100	1,262,363
Secom Joshinetsu Co., Ltd.	32,100	1,078,007
UniFirst Corp.	13,662	1,580,967
		4,950,689
Communications Equipment – 0.3%
Icom, Inc.	33,500	654,753
Consumer Finance – 1.3%
Ally Financial, Inc.*	163,562	2,792,003
Diversified Consumer Services – 0.2%
Shingakukai Co., Ltd.	96,100	479,764
Diversified Telecommunication Services – 0.6%
Telenor ASA	70,799	1,170,113
Telesites SAB de CV*	280,053	173,287
		1,343,400
Electric Utilities – 3.4%
Exelon Corp.	103,502	3,763,333
PPL Corp.	92,319	3,485,042
		7,248,375
Electrical Equipment – 0.6%
Cosel Co., Ltd.	130,646	1,334,259
Electronic Equipment, Instruments & Components – 0.3%
Kitagawa Industries Co., Ltd.	61,200	725,509
Food Products – 4.1%
Danone SA	64,735	4,563,998
Nestle SA	40,660	3,137,301
Orkla ASA	117,206	1,038,814
		8,740,113
Health Care Equipment & Supplies – 1.1%
Medikit Co., Ltd.	5,700	221,616
Nakanishi, Inc.	12,200	358,847
Stryker Corp.	14,285	1,711,772
		2,292,235
Health Care Providers & Services – 0.5%
As One Corp.	24,200	969,896
Household Products – 3.8%
Procter & Gamble Co.	95,543	8,089,626
Industrial Conglomerates – 0.6%
CK Hutchison Holdings, Ltd.	118,000	1,298,646

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 0.7%
Sompo Japan Nipponkoa Holdings, Inc.	55,900	$1,480,976
Internet Software & Services – 2.6%
Alphabet, Inc. - Class A*	7,913	5,567,033
Media – 1.1%
Grupo Televisa SAB (ADR)	91,856	2,391,930
Multi-Utilities – 1.4%
Engie SA	183,763	2,965,240
Oil, Gas & Consumable Fuels – 4.4%
BP PLC (ADR)	82,913	2,944,241
Canadian Natural Resources, Ltd.	27,958	862,677
Cenovus Energy, Inc.	56,240	777,991
Exxon Mobil Corp.	37,575	3,522,280
Royal Dutch Shell PLC - Class A	51,083	1,394,487
		9,501,676
Personal Products – 1.2%
Unilever NV	57,064	2,659,898
Pharmaceuticals – 14.9%
GlaxoSmithKline PLC	150,964	3,244,880
Johnson & Johnson	69,236	8,398,327
Novartis AG	64,476	5,305,669
Pfizer, Inc.	215,826	7,599,233
Roche Holding AG	9,096	2,402,360
Sanofi	59,117	4,968,558
		31,919,027
Real Estate Investment Trusts (REITs) – 2.1%
American Capital Agency Corp.	60,651	1,202,103
Hatteras Financial Corp.	62,030	1,017,292
Two Harbors Investment Corp.	276,932	2,370,538
		4,589,933
Real Estate Management & Development – 0.4%
Cheung Kong Property Holdings, Ltd.	118,475	745,784
Software – 6.2%
Lectra	84,340	1,296,698
Microsoft Corp.	78,440	4,013,775
Oracle Corp.	196,501	8,042,786
		13,353,259
Specialty Retail – 0.7%
Matas A/S	93,606	1,583,920
Technology Hardware, Storage & Peripherals – 0.3%
Canon, Inc.	25,100	716,323
Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	42,439	2,490,450
Tobacco – 3.0%
KT&G Corp.	7,605	901,639
Scandinavian Tobacco Group A/S	69,015	1,129,388
Swedish Match AB	127,207	4,422,340
		6,453,367
Transportation Infrastructure – 0.8%
BBA Aviation PLC	268,193	794,285
Hamburger Hafen und Logistik AG	58,455	872,705
		1,666,990
Wireless Telecommunication Services – 4.4%
America Movil SAB de CV - Series L	5,927,167	3,638,348
Rogers Communications, Inc. - Class B	66,092	2,675,810
Vodafone Group PLC	1,005,785	3,061,247
		9,375,405
Total Common Stocks (cost $172,023,420)		185,229,362
Repurchase Agreements – 12.9%
Undivided interest of 1.3% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $2,800,021 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712	$2,800,000	2,800,000
Undivided interest of 12.5% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,001,944) with RBC Capital Markets Corp., 0.3500%, dated 6/30/16, maturing 7/1/16 to be repurchased at $25,000,243 collateralized by $198,230,600 in U.S. Treasuries 0% - 7.6250%, 10/13/16 - 2/15/41 with a value of $204,000,053	25,000,000	25,000,000
Total Repurchase Agreements (cost $27,800,000)		27,800,000
Total Investments (total cost $199,823,420) – 99.1%		213,029,362
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		1,918,974
Net Assets – 100%		$214,948,336

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$117,604,588	55.2%
United Kingdom	24,037,752	11.3
France	13,794,494	6.5
Japan	13,495,835	6.3
Switzerland	13,335,780	6.3
Mexico	6,203,565	2.9
South Korea	4,498,491	2.1
Sweden	4,422,340	2.1
Canada	4,316,478	2.0
Denmark	2,713,308	1.3
Netherlands	2,659,898	1.2
Norway	2,208,927	1.0
Hong Kong	2,044,430	1.0
Germany	872,705	0.4
Finland	820,771	0.4

Total	$213,029,362	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	7/21/16	2,086,000	$2,316,138	$49,417
Japanese Yen	7/21/16	338,311,000	3,278,512	(98,807)

			5,594,650	(49,390)
HSBC Securities (USA), Inc.:
Japanese Yen	7/13/16	353,000,000	3,419,873	(196,994)
JPMorgan Chase & Co.:
Euro	7/28/16	2,425,000	2,693,313	37,516
RBC Capital Markets Corp.:
Euro	7/21/16	3,089,000	3,429,795	60,476
Euro	7/21/16	395,000	438,578	(887)
Japanese Yen	7/21/16	136,320,000	1,321,053	(38,808)

			5,189,426	20,781
Total			$16,897,262	$(188,087)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$ 1,072,492	$ 4,400,493	$ -
Automobiles	-	6,293,822	-
Beverages	13,105,249	3,879,489	-
Chemicals	1,050,001	2,337,323	-
Commercial Banks	11,420,736	3,289,278
Commercial Services & Supplies	1,580,967	3,369,722	-
Communications Equipment	-	654,753	-
Diversified Consumer Services	-	479,764	-
Diversified Telecommunication Services	173,287	1,170,113	-
Electrical Equipment	-	1,334,259	-
Electronic Equipment, Instruments & Components	-	725,509	-
Food Products	-	8,740,113	-
Health Care Equipment & Supplies	1,711,772	580,463	-
Health Care Providers & Services	-	969,896	-
Industrial Conglomerates	-	1,298,646	-
Insurance	-	1,480,976	-
Multi-Utilities	-	2,965,240	-
Oil, Gas & Consumable Fuels	8,107,189	1,394,487	-
Personal Products	-	2,659,898	-
Pharmaceuticals	15,997,560	15,921,467	-
Real Estate Management & Development	-	745,784	-
Software	12,056,561	1,296,698	-
Specialty Retail	-	1,583,920	-
Technology Hardware, Storage & Peripherals	-	716,323	-
Textiles, Apparel & Luxury Goods	-	2,490,450	-
Tobacco	-	6,453,367	-
Transportation Infrastructure	-	1,666,990	-
Wireless Telecommunication Services	6,314,158	3,061,247	-
All Other	30,678,900	-	-
			-
Repurchase Agreements	-	27,800,000	-
Total Investments in Securities	$ 103,268,872	$ 109,760,490	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 147,409	$ -
Total Assets	$ 103,268,872	$ 109,907,899	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 335,496	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $15,602,149.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 200,725,602	$29,414,017	$(17,110,257)	$ 12,303,760

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins International Value Fund

Schedule of Investments (unaudited)

June 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 92.8%
Aerospace & Defense – 6.7%
BAE Systems PLC	52,298	$366,642
Cobham PLC	74,093	155,414
Meggitt PLC	29,795	161,598
Safran SA	1,618	109,948
		793,602
Air Freight & Logistics – 1.1%
Panalpina Welttransport Holding AG	1,066	127,466
Automobiles – 3.9%
Honda Motor Co., Ltd.	8,700	219,697
Hyundai Motor Co.	2,109	249,877
		469,574
Beverages – 4.2%
Diageo PLC	13,872	388,085
Stock Spirits Group PLC	54,653	117,658
		505,743
Chemicals – 2.9%
Nippon Fine Chemical Co., Ltd.	8,100	57,026
Nitto FC Co., Ltd.	7,500	60,400
Potash Corp. of Saskatchewan, Inc.	10,861	176,561
Tikkurila Oyj	3,133	56,804
		350,791
Commercial Banks – 2.1%
Lloyds Banking Group PLC	210,207	154,544
Royal Bank of Scotland Group PLC*	38,634	90,971
		245,515
Commercial Services & Supplies – 3.2%
G4S PLC	59,522	147,315
Secom Co., Ltd.	2,300	169,792
Secom Joshinetsu Co., Ltd.	1,800	60,449
		377,556
Communications Equipment – 0.4%
Icom, Inc.	2,500	48,862
Construction Materials – 2.1%
HeidelbergCement AG	2,112	158,336
Vicat SA	1,532	86,847
		245,183
Diversified Consumer Services – 0.2%
Shingakukai Co., Ltd.	4,300	21,467
Diversified Financial Services – 1.1%
Deutsche Boerse AG	1,658	135,733
Diversified Telecommunication Services – 3.2%
Singapore Telecommunications, Ltd.	80,200	248,068
Telenor ASA	7,362	121,674
Telesites SAB de CV*	17,234	10,664
		380,406
Electrical Equipment – 2.8%
ABB, Ltd.*	12,794	252,075
Cosel Co., Ltd.	7,800	79,660
		331,735
Electronic Equipment, Instruments & Components – 0.3%
Kitagawa Industries Co., Ltd.	2,988	35,422
Food Products – 7.0%
Danone SA	5,317	374,863
Nestle SA	4,014	309,718
Orkla ASA	17,182	152,287
		836,868
Health Care Equipment & Supplies – 0.5%
Medikit Co., Ltd.	150	5,832
Nakanishi, Inc.	1,700	50,003
		55,835
Health Care Providers & Services – 0.9%
As One Corp.	2,800	112,219
Industrial Conglomerates – 2.5%
CK Hutchison Holdings, Ltd.	17,684	194,621
Smiths Group PLC	6,561	101,039
		295,660
Insurance – 1.1%
Sompo Japan Nipponkoa Holdings, Inc.	4,900	129,817

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 1.7%
Grupo Televisa SAB (ADR)	7,956	$207,174
Multi-Utilities – 2.6%
Engie SA	19,048	307,363
Oil, Gas & Consumable Fuels – 4.5%
BP PLC (ADR)	7,129	253,151
Canadian Natural Resources, Ltd.	3,166	97,691
Cenovus Energy, Inc.	5,327	73,691
Royal Dutch Shell PLC - Class A	4,139	112,988
		537,521
Personal Products – 2.1%
Unilever NV	5,296	246,860
Pharmaceuticals – 11.8%
GlaxoSmithKline PLC	13,809	296,816
Novartis AG	5,380	442,715
Roche Holding AG	1,049	277,053
Sanofi	4,675	392,916
		1,409,500
Professional Services – 1.4%
Pagegroup PLC	42,186	169,740
Real Estate Management & Development – 1.2%
Brookfield Real Estate Services, Inc.	6,307	73,137
Cheung Kong Property Holdings, Ltd.	11,178	70,364
		143,501
Software – 2.6%
Lectra	5,021	77,196
Nintendo Co., Ltd.	1,600	228,329
		305,525
Specialty Retail – 0.8%
Matas A/S	5,415	91,628
Technology Hardware, Storage & Peripherals – 0.9%
Canon, Inc.	3,700	105,593
Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	3,200	187,786
Tobacco – 7.1%
Imperial Brands PLC	5,057	274,469
KT&G Corp.	821	97,337
Scandinavian Tobacco Group A/S	5,693	93,162
Swedish Match AB	11,134	387,073
		852,041
Trading Companies & Distributors – 0.3%
Kuroda Electric Co., Ltd.	1,900	32,450
Transportation Infrastructure – 2.5%
BBA Aviation PLC	43,709	129,449
Flughafen Zuerich AG	531	93,988
Hamburger Hafen und Logistik AG	4,717	70,423
		293,860
Wireless Telecommunication Services – 5.5%
America Movil SAB de CV - Series L	380,481	233,555
Rogers Communications, Inc. - Class B	5,679	229,921
Vodafone Group PLC	64,302	195,712
		659,188
Total Common Stocks (cost $11,894,643)		11,049,184
Repurchase Agreements – 6.7%
Undivided interest of 0.4% in a joint repurchase agreement (principal amount $209,600,000 with a maturity value of $209,601,572) with ING Financial Markets LLC, 0.2700%, dated 6/30/16, maturing 7/1/16 to be repurchased at $800,006 collateralized by $204,074,000 in U.S. Treasuries 0.7500% - 3.6250%, 1/15/17 - 2/15/46 with a value of $213,794,712 (cost $800,000)	$800,000	800,000
Total Investments (total cost $12,694,643) – 99.5%		11,849,184
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		53,983
Net Assets – 100%		$11,903,167

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$3,115,591	26.3%
Switzerland	1,690,801	14.3
Japan	1,417,018	11.9
France	1,349,133	11.4

United States	800,000	6.7
Canada	651,001	5.5
Mexico	451,393	3.8
Sweden	387,073	3.3
Germany	364,492	3.1
South Korea	347,214	2.9
Norway	273,961	2.3
Hong Kong	264,985	2.2
Singapore	248,068	2.1
Netherlands	246,860	2.1
Denmark	184,790	1.6
Finland	56,804	0.5

Total	$11,849,184	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks			-
Aerospace & Defense	$ -	$ 793,602	$ -
Air Freight & Logistics	-	127,466	-
Automobiles	-	469,574	-
Beverages	-	505,743	-
Chemicals	176,561	174,230	-
Commercial Banks	-	245,515	-
Commercial Services & Supplies	-	377,556	-
Communications Equipment	-	48,862	-
Construction Materials	-	245,183	-
Diversified Consumer Services	-	21,467	-
Diversified Financial Services	-	135,733	-
Diversified Telecommunication Services	10,664	369,742	-
Electrical Equipment	-	331,735	-
Electronic Equipment, Instruments & Components	-	35,422	-
Food Products	-	836,868	-
Health Care Equipment & Supplies	-	55,835	-
Health Care Providers & Services	-	112,219	-
Industrial Conglomerates	-	295,660	-
Insurance	-	129,817	-
Media	207,174	-	-
Multi-Utilities	-	307,363	-
Oil, Gas & Consumable Fuels	424,533	112,988	-

Personal Products	-	246,860	-
Pharmaceuticals	-	1,409,500	-
Professional Services	-	169,740	-
Real Estate Management & Development	73,137	70,364	-
Software	-	305,525	-
Specialty Retail	-	91,628	-
Technology Hardware, Storage & Peripherals	-	105,593	-
Textiles, Apparel & Luxury Goods	-	187,786	-
Tobacco	-	852,041	-
Trading Companies & Distributors	-	32,450	-
Transportation Infrastructure	-	293,860	-
Wireless Telecommunication Services	463,476	195,712	-
Repurchase Agreements	-	800,000	-
Total Assets	$ 1,355,545	$ 10,493,639	$ -

Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 12,724,350	$ 682,243	$ (1,557,409)	$ (875,166)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: August 29, 2016

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2016